-------------------------------------------------------------------------------
-------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

                   REGISTRATION STATEMENT (NO. 2-88116) UNDER
                           THE SECURITIES ACT OF 1933



                           PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 49



                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940



                                AMENDMENT NO. 52



                           VANGUARD SPECIALIZED FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482




              IT IS PROPOSED THAT THIS AMENDMENT BECOME EFFECTIVE
            ON SEPTEMBER 23, 2004, PURSUANT TO PARAGRAPH (A) OF RULE 485.



-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                VANGUARD/(R)/ REIT VIPER/(R)/ SHARES


                        September 23, 2004

                        Exchange-traded fund shares that are not individually redeemable

This prospectus
contains financial data
for the Fund through
the fiscal year ended
January 31, 2004


STOCK
PROSPECTUS





NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[THE VANGUARD GROUP LOGO]

VANGUARD REIT VIPER SHARES
Prospectus
September 23, 2004

Vanguard/(R)/ Index Participation Equity Receipts
An Exchange-Traded Class of Shares of Certain Vanguard Index Funds


--------------------------------------------------------------------------------
CONTENTS

 1 AN INTRODUCTION TO VIPER SHARES       15 DIVIDENDS, CAPITAL GAINS, AND TAXES

 2 FUND PROFILE                          16 DAILY PRICING

 5 ADDITIONAL INFORMATION

 5 MORE ON THE FUND AND VIPER SHARES     17 FINANCIAL HIGHLIGHTS

14 VIPER SHARES AND VANGUARD             GLOSSARY OF INVESTMENT TERMS

14 INVESTMENT ADVISOR

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 A NOTE TO RETAIL INVESTORS

VIPER Shares can be purchased directly from the issuing Fund only in exchange for a basket of securities that is expected to be worth several million dollars. Most individual investors, therefore, will not be able to purchase VIPER Shares directly from the Fund. Instead these investors will purchase VIPER Shares in the secondary market with the assistance of a broker. Thus, some of the information contained in this prospectus--such as information about purchasing and redeeming VIPER Shares from a Fund and references to transaction fees imposed on purchases and redemptions--is not relevant to most individual investors.
--------------------------------------------------------------------------------

AN INTRODUCTION TO VIPER SHARES

WHAT ARE VIPER SHARES?
Vanguard  Index  Participation  Equity  Receipts,   or  "VIPER"  Shares,  is  an
exchange-traded class of shares issued by certain Vanguard index mutual funds. VIPER Shares represent an interest in a portfolio of stocks held by the issuing fund. This prospectus describes REIT VIPERs, a class of shares issued by Vanguard(R) REIT Index Fund. In addition to VIPER Shares, the Fund offers three conventional (not exchange-traded) class of shares. This prospectus, however, relates only to VIPER Shares.

HOW ARE VIPER SHARES DIFFERENT FROM CONVENTIONAL MUTUAL FUND SHARES? Conventional mutual fund shares are bought from and redeemed with the issuing fund for cash at a net asset value (NAV) typically calculated once a day. VIPER Shares, by contrast, cannot be purchased from or redeemed with the issuing fund except by or through Authorized Participants (defined below), and then only for an in-kind basket of securities.
     An organized secondary market is expected to exist for VIPER Shares, unlike conventional mutual fund shares, because VIPER Shares are listed for trading on the American Stock Exchange (AMEX). Investors can purchase and sell VIPER Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV but at market prices that change throughout the day, based on the supply of, and demand for, VIPER Shares.
     Although the market price of a VIPER Share typically approximates its NAV, there may be times when the market price and the NAV differ, so you may receive more or less than NAV when you sell your shares on the secondary market. Also, it is possible that an active trading market may not be maintained.

HOW DO I BUY AND SELL VIPER SHARES?
A fund issues and redeems VIPER Shares only in bundles of . shares. These bundles are known as "Creation Units." To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company that has executed a Participant Agreement with the fund's Distributor. Vanguard will provide a list of Authorized Participants upon request. Because Creation Units can be purchased only in exchange for a basket of securities likely to cost millions of dollars, it is expected that only a limited number of institutional investors will purchase and redeem VIPER Shares directly with an issuing fund.


     Investors who cannot afford or are unwilling to purchase a Creation Unit can acquire VIPER Shares in one of two ways. If you own conventional shares of a fund that issues VIPER Shares, you can, for a fee, convert those shares into VIPER Shares of equivalent value. For more information about the conversion privilege, see "Conversion Privilege" under MORE ON THE FUND AND VIPER SHARES. In addition, any investor may purchase VIPER Shares on the secondary market through a broker. VIPER Shares are publicly traded on the AMEX. To acquire VIPER Shares through either means, you must have a brokerage account. For information about acquiring VIPER Shares through conversion of conventional shares or through a secondary-market purchase, please contact your broker. If you want to sell VIPER Shares, you must do so through your broker; VIPER Shares cannot be converted back into conventional shares.


     NOTE: When you buy or sell VIPER Shares on the secondary market, your broker will charge a commission. In addition, because secondary-market transactions occur at market prices, you may pay more than NAV when you buy VIPER Shares, and receive less than NAV when you sell those shares.

2

PROFILE--VANGUARD(R) REIT VIPERS(R)

The following profile summarizes key features of Vanguard REIT VIPERs, an exchange-traded class of shares issued by Vanguard REIT Index Fund.

INVESTMENT OBJECTIVE
REIT VIPERs seek to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs.


PRIMARY INVESTMENT STRATEGIES
Vanguard REIT Index Fund normally invests approximately 98% of its assets in stocks issued by equity real estate investment trusts (known as REITs) in an attempt to parallel the investment performance of the Morgan Stanley REIT Index. The Fund invests in the stocks that make up the Index; the remaining assets are allocated to cash investments.


PRIMARY RISKS

o REIT VIPERs total return like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.

o REIT VIPERs are subject to industry concentration risk, which is the chance that the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. Because the Fund concentrates its assets in REIT stocks, industry concentration risk is high.
o REIT VIPERs are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
o REIT VIPERs are subject to interest rate risk, which is the chance that REIT stock prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund.
o REIT VIPERs are subject to investment style risk, which is the chance that the returns from REIT stocks--which typically are small- or mid-capitalization stocks--will trail returns from the overall stock market. Historically, these stocks have performed quite differently from the overall market.
o REIT VIPERs are listed for trading on the American Stock Exchange (AMEX) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of a REIT VIPER typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when buying REIT VIPERs, on the secondary market, and you may receive less than NAV when you sell those shares.
o Although REIT VIPERs are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.
o Trading of REIT VIPERs on the AMEX may be halted if AMEX officials deem such action appropriate, if REIT VIPERS are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in REIT VIPERs. Because calendar-year performance information for REIT VIPERs is not yet available, the information presented in the bar chart and table reflects the performance of the Investor Shares of Vanguard REIT Index Fund. (Investor Shares are offered through a separate prospectus.) Performance information for REIT VIPERs based on NAV would be substantially similar, because both share classes are invested in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two classes differ. The table shows how the average annual total returns compare with those of the Fund's target index and other comparative benchmarks. Keep in mind that a fund's past returns (before and after taxes) do not indicate how it will perform in the future.

       ----------------------------------------------------
              ANNUAL TOTAL RETURNS--INVESTOR SHARES
                    SCALE RANGE -40% to 60%


                         1997   18.77
                         1998  -16.32
                         1999   -4.04
                         2000   26.35
                         2001   12.35
                         2002    3.75
                         2003   35.65
      ----------------------------------------------------
        The year-to-date return as of the most recent calendar
        quarter, which ended June 30, 2004, was 5.10%.
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 12.27% (quarter ended June 30, 2003), and the lowest return for a quarter was -10.41% (quarter ended September 30, 1998).

-------------------------------------------------------------------------------
     AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                               SINCE INCEPTION*
                                          1 YEAR      5 YEARS
-------------------------------------------------------------------------------
VANGUARD REIT INDEX FUND INVESTOR SHARES
 Return Before Taxes                      35.65%       13.90%          12.63%
 Return After Taxes on Distributions      33.38        11.50           10.31
 Return After Taxes on Distributions
  and Sale of Fund Shares                 23.03        10.46            9.51
--------------------------------------------------------------------------------
COMPARATIVE BENCHMARKS:
 DOW JONES WILSHIRE 5000 INDEX
 (reflects no deduction for fees,
 expenses, or taxes)                      31.64%        0.42%           8.23%
 MORGAN STANLEY REIT INDEX (reflects
 no deduction for fees, expenses, or
 taxes)                                   36.74        14.12           12.70
 TARGET REIT COMPOSITE+                   35.92        13.89           12.57
--------------------------------------------------------------------------------
* Since-inception returns are from May 13, 1996--the inception date of the Investor Shares--through December 31, 2003.
** The Target REIT Composite consists of the Morgan Stanley REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).
--------------------------------------------------------------------------------



NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

4

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold REIT VIPERs. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year. REIT VIPERs have no operating history; actual operating expenses could be different.


  SHAREHOLDER FEES (fees paid directly from your investment)
  Sales Charge (Load) Imposed on Purchases:                        None
  Sales Charge (Load) Imposed on Reinvested Dividends:             None
  Transaction Fee on Purchases and Redemptions:                 Varies*
  Transaction Fee Imposed on Reinvested Dividends:                 None



  ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
  Management Expenses:                                             0.16%
  12b-1 Distribution Fee:                                          None
  Other Expenses:                                                  0.02%
   TOTAL ANNUAL FUND OPERATING EXPENSES:                           0.18%

* An investor purchasing or redeeming Creation Units of REIT VIPERs will pay to the issuing Fund a transaction fee of $1,000, plus an additional fee of up to $1,000 if the investor does not create or redeem through the Continuous Net Settlement System of the National Securities Clearing Corporation (for a total of up to $2,000). The Fund reserves the right to exempt investors providing seed capital from the purchase transaction fee. An investor buying or selling REIT VIPERs in the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into REIT VIPERs will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.



     The following example is intended to help retail investors compare the cost of investing in REIT VIPERs with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in REIT VIPERs. This example assumes that REIT VIPERs provide a return of 5% a year and that operating expenses match our estimates. This example does not include the brokerage commissions that retail investors will pay to buy and sell REIT VIPERs. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.

              ----------------------------------------------
                 1 YEAR    3 YEARS      5 YEARS    10 YEAR
              ----------------------------------------------
                   $18        $58          $101       $230
              ----------------------------------------------


     The value of a REIT VIPERs Creation Unit as of the date of the prospectus was approximately $5 million. Assuming an investment of $5 million, payment of the standard $1,000 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and operating expenses that match our estimates, the total costs of holding a REIT VIPERs Creation Unit would be $11,215 if the Creation Unit were redeemed after one year and $30,999 if redeemed after three years.


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NET ASSETS(ALL SHARE CLASSES
Dividends are distributed quarterly in March,      OF VANGUARD REIT INDEX FUND)
June, September, and December; capital gains, if   AS OF JANUARY 31, 2004
any, are distributed annually in December.         $4.2 billion

                                                   VANGUARD FUND NUMBER
INVESTMENT ADVISOR                                 986
The Vanguard Group, Valley Forge, Pa.,
since inception                                    CUSIP NUMBER
                                                   922908553
INCEPTION DATE
September 23, 2004                                 AMEX TRADING SYMBOL
                                                   VNQ
NUMBER OF REIT VIPERS
IN A CREATION UNIT
100,000
--------------------------------------------------------------------------------


MORE ON THE FUND AND VIPER SHARES

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

MARKET EXPOSURE


The Fund normally invests approximately 98% of its assets in stocks of equity real estate investment trusts (REITs) and holds any remaining assets in cash investments to meet shareholder redemptions. This policy may only be changed upon 60 days' notice to shareholders.


--------------------------------------------------------------------------------
                                PLAIN TALK(R) ABOUT
                                      REITS

Rather than directly owning properties--which can be costly and difficult to convert into cash when needed--some investors buy shares in a company that owns and manages real estate. Such a company is known as a real estate investment trust, or REIT. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages, and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties. REITs also offer the potential for higher income than an investment in common stocks would provide. As with any investment in real estate, however, a REIT's performance depends on specific factors, such as the company's ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. That said, returns from REITs may not correspond to returns from direct property ownership.
--------------------------------------------------------------------------------

6

[FLAG] REIT VIPERS ARE  SUBJECT TO  INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE
     THAT RETURNS FROM REIT STOCKS--WHICH TYPICALLY ARE SMALL- OR MID-CAP STOCKS--WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. HISTORICALLY, THESE STOCKS HAVE PERFORMED QUITE DIFFERENTLY FROM THE OVERALL MARKET.

     Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. REITs in the Morgan Stanley REIT Index tend to be small and mid-cap stocks. The asset-weighted median market capitalization of the Fund as of January 31, 2004, was $2.8 billion.
     Small- and mid-cap stocks tend to have greater volatility than large-cap stocks because, among other things, smaller companies often have fewer customers, financial resources, and products than larger firms. Such characteristics can make small and medium-size companies more sensitive to changing economic conditions. REIT stocks tend to have a significant amount of dividend income to soften the impact of this volatility. However, REIT VIPER shares, are subject to additional risk because of the concentration in the real estate sector. This focus on a single sector may result in more risk than that for a more diversified multi-sector portfolio.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 TYPES OF REITS

An equity REIT owns properties directly. Equity REITs generate income from rental and lease payments, and they offer the potential for growth from property appreciation as well as occasional capital gains from the sale of property. A mortgage REIT makes loans to commercial real estate developers. Mortgage REITs earn interest income and are subject to credit risk (that is, the chance that a developer will fail to repay a loan). A hybrid REIT holds both properties and mortgages. The Fund invests in equity REITs only and not in other types of REITs.
--------------------------------------------------------------------------------


[FLAG] REIT VIPERS ARE SUBJECT TO STOCK  MARKET  RISK,  WHICH IS THE CHANCE THAT
     STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average annualized total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2003)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%     19.9%       17.8%
Worst                -43.1    -12.4      -0.8         3.1
Average               12.4     10.7      11.2        11.3
----------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2003. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.7%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or REIT VIPERS in particular.

[FLAG] REIT VIPERS ARE SUBJECT TO INTEREST  RATE RISK,  WHICH IS THE CHANCE THAT
     REIT STOCK PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE HIGH FOR THE FUND.

     In general, during periods of high interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain.

[FLAG] REIT  VIPERS ARE  SUBJECT TO INDUSTRY  CONCENTRATION  RISK,  WHICH IS THE
     CHANCE  THAT  THE  STOCKS  OF  REITS  WILL   DECLINE   BECAUSE  OF  ADVERSE
     DEVELOPMENTS AFFECTING THE REAL ESTATE INDUSTRY AND REAL PROPERTY VALUES. BECAUSE THE FUND CONCENTRATES ITS ASSETS IN REIT STOCKS, INDUSTRY CONCENTRATION RISK IS HIGH.

     Because of their emphasis on REIT stocks, REIT VIPERs' performance may at times be linked to the ups and downs of the real estate market. In general, real estate values can be affected by a variety of factors, including supply and demand for properties; the economic health of the country as well as different regions; and the strength of specific industries that rent properties. Ultimately, an individual REIT's performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses because of casualty or condemnation, increases in property taxes, or changes in zoning laws. Loss of IRS status as a qualified REIT may also affect an individual REIT's performance.

8

SECURITY SELECTION


Vanguard REIT Index Fund employs an indexing, or passively managed, investment approach. The Fund's advisor, The Vanguard Group (Vanguard), normally invests approximately 98% of the Fund's assets in REIT securities in an attempt to parallel the performance of the target benchmark, the Morgan Stanley REIT Index.


     The Fund holds each stock contained in the Morgan Stanley REIT Index in roughly the same proportion as in the Index itself. For example, if 5% of the Morgan Stanley REIT Index were made up of the stock of a specific REIT, the Fund would invest the same percentage of its noncash assets in that stock.
     The Morgan Stanley REIT Index is made up of the stocks of publicly traded equity REITs that meet certain criteria. For example, to be included initially in the Index, a REIT must have a total market capitalization of at least $100 million and have enough shares and trading volume to be considered liquid. In line with the Index, the Fund invests in equity REITs only.
     As of January 31, 2004, 115 equity REITs were included in the Index. The Index is rebalanced quarterly, except when a merger, acquisition, or similar corporate action dictates same-day rebalancing. On a quarterly basis, existing stocks are tested for continued compliance with the guidelines of the Index. A REIT may be removed from the Index because its market capitalization falls below $75 million, because it becomes illiquid, or because of other changes in its status.


     Stocks in the Morgan Stanley REIT Index represent a broadly diversified range of property types. The Fund's Index's makeup, as of January 31, 2004, was as follows:


---------------------------------------------
PROPERTY TYPES            PERCENTAGE OF INDEX
---------------------------------------------
Retail                                  25%
Office                                   18
Residential Apartments                   17
Industrial                               16
Diversified                              12
Health Care                               6
Hotels                                    4
Short-Term Reserves                       2
---------------------------------------------

     The Fund is generally managed without regard to tax ramifications.

SPECIAL RISKS OF EXCHANGE-TRADED SHARES


VIPER SHARES ARE NOT INDIVIDUALLY REDEEMABLE.

[FLAG] They can be redeemed with the issuing Fund at NAV only in large blocks known as Creation Units. You would incur brokerage costs in purchasing enough VIPER Shares to constitute a Creation Unit.

[FLAG] THE MARKET PRICE OF VIPER SHARES MAY DIFFER FROM NET ASSET VALUE. VIPER Shares are listed for trading on the AMEX and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of a VIPER Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying VIPER Shares on the secondary market, and you may receive less than NAV when you sell those shares.
     The market price of VIPER Shares, like the price of any exchange-traded security, includes a "bid-asked spread" charged by the exchange specialist and other market-makers that cover the particular security. In times of severe market disruption, the bid-asked spread can increase significantly. This means that VIPER Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest, when the price of VIPER Shares is falling fastest--and this may be the time that you most want to sell VIPER Shares.
     NOTE: Vanguard's website will show the prior day's closing NAV and closing market price for the Fund's VIPER Shares. The website also will disclose how frequently the Fund's VIPER Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.

[FLAG] AN ACTIVE TRADING MARKET MAY NOT EXIST. Although VIPER Shares are listed on the AMEX, it is possible that an active trading market may not develop or be maintained.

[FLAG] TRADING MAY BE HALTED. Trading of VIPER Shares on the AMEX will be halted whenever trading in equity securities generally is halted by the activation of marketwide "circuit breakers," which are tied to large decreases in the Dow Jones Industrial Average. Trading of VIPER Shares also will be halted if (i) the shares are delisted from the AMEX without first being listed on another exchange, or (ii) AMEX officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.
     NOTE: If trading of VIPER Shares on the AMEX is halted, eligible investors (see below) will still be able to purchase Creation Units of VIPER Shares directly from an issuing Fund and redeem such units with the Fund.

PURCHASING VIPER SHARES FROM AN ISSUING FUND

You can purchase VIPER Shares from an issuing Fund if you meet the following criteria and comply with the following procedures.
o Eligible Investors. To purchase VIPER Shares from a Fund, you must be an Authorized Participant or you must purchase through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with the Fund's Distributor. Most Authorized Participants are expected to be brokerage firms.


o Creation Units. You must purchase VIPER Shares in large blocks known as "Creation Units." The number of VIPER Shares in a Creation Unit is 100,000. For any particular Fund, the number of VIPER Shares in a Creation Unit will not change over time, except in the event that the Fund splits or revalues its shares. The Fund will not issue fractional Creation Units.


o In-Kind Creation Basket. To purchase VIPER Shares directly from a Fund, you must tender to the Fund a basket of securities. Each business day, prior to the opening of trading on the AMEX, the Fund's advisor will make available, on the National Securities Clearing Corporation (NSCC) bulletin board, a list identifying the name and number of

10

 shares of each security to be included in that day's creation basket. Each Fund reserves the right to accept a nonconforming creation basket.
o Balancing Amount. In addition to the in-kind deposit of securities, you will either pay to, or receive from, the Fund an amount of cash (the Balancing Amount) equal to the difference between the NAV of a Creation Unit and the value of the securities in the creation basket. The Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit. The Fund's advisor will publish, on a daily basis, information about the previous day's Balancing Amount. You also must pay a transaction fee, described below, in cash. The Balancing Amount and the transaction fee, taken together, are referred to as the "Cash Component."
o Placement of Purchase Orders. All purchase orders must be placed with Vanguard by or through an Authorized Participant. Purchase orders will be processed either through a manual clearing process run by the DTC or through an enhanced clearing process that is available only to those DTC participants that also are participants in the Continuous Net Settlement System of the NSCC. Authorized Participants that do not use the NSCC's enhanced clearing process will be charged a higher transaction fee (discussed below). A purchase order must be received by the Fund's Distributor prior to the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the day the order is placed, and all other procedures set forth in the Participant Agreement must be followed, in order for you to receive the NAV determined on that day.


o Transaction Fee on Purchase of Creation Units. The Fund imposes a transaction fee in the amount of $1,000 on each purchase of Creation Units effected through the NSCC's enhanced clearing process, regardless of the number of units purchased. Thus, for example, whether an investor purchases one, two, or ten Creation Units of REIT VIPERs, the transaction fee would be $1,000. The Fund reserves the right to exempt investors providing seed capital from the purchase transaction fee. For an investor purchasing Creation Units through the manual DTC clearing process, the maximum transaction fee would be $2,000. Investors permitted to tender a nonconforming creation basket would be subject to an additional charge commensurate with the cost to the Fund. The transaction fee is paid to the Fund, not to Vanguard or a third party. The fee protects existing shareholders of the Fund from the costs associated with issuing Creation Units.


REDEEMING VIPER SHARES WITH AN ISSUING FUND

The redemption process is essentially the reverse of the purchase process.
o Eligible Investors. To redeem VIPER Shares with a Fund, you must be an Authorized Participant or you must redeem through a broker that is an Authorized Participant.
o Creation Units. To redeem VIPER Shares with a Fund, you must tender the shares in Creation Unit-size blocks.
o In-Kind Redemption Proceeds. Redemption proceeds will be paid in kind with a basket of securities. In most cases, the basket of securities you receive will be the same as that required of investors purchasing Creation Units on the same day. There will be times, however, when the creation and redemption baskets differ. The composition of the redemption basket will be available on the NSCC bulletin board. NOTE: The Fund reserves the right to honor a redemption request with a nonconforming redemption basket, with the consent of the redeeming investor.
o Balancing Amount. Depending on whether the NAV of a Creation Unit is higher or lower than the value of the redemption securities, you will either receive from or pay to the Fund a Balancing Amount in cash. If you are due to receive a Balancing Amount, the amount you actually receive will be reduced by the amount of the applicable transaction fee.

o Placement of Redemption Orders. As with purchases, redemptions may be processed either through the DTC process or the enhanced NSCC process. A redemption order is deemed received on the date of transmittal if it is received by Vanguard prior to the close of regular trading on the New York Stock Exchange on that date, and if all other procedures set forth in the Participation Agreement are followed.
o Transaction Fee on Redemption of Creation Units. The Funds impose a transaction fee on each redemption of Creation Units. The amount of the transaction fee on redemptions effected through the NSCC and the DTC, and on nonconforming redemptions, is the same as the fee imposed on comparable purchases (see previous section). As with the transaction fee on purchases, the transaction fee on redemptions is paid to the Fund, not to Vanguard or a third party. The fee protects existing shareholders of the Fund from the costs associated with redeeming Creation Units.

PURCHASING AND SELLING VIPER SHARES ON THE SECONDARY MARKET

You can buy and sell VIPER Shares on the secondary market in the same way you buy and sell any other exchange-traded security--through a broker. In most cases, the broker will charge you a commission to execute the transaction. The price at which you buy or sell VIPER Shares (i.e., the market price) may be more or less than the net asset value of the shares. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of VIPER Shares you must buy.

CONVERSION PRIVILEGE


Owners of conventional shares (Investor Shares, Admiral(TM) Shares or Institutional Shares) issued by Vanguard REIT Index Fund may convert those shares into VIPERs of equivalent value. Note: Investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may convert those shares into VIPER Shares. Vanguard will impose a $50 charge on conversion transactions and reserves the right, in the future, to raise or lower the fee and to limit or terminate the conversion privilege. Your broker may charge you a fee, over and above Vanguard's fee, to process a conversion request. VIPER Shares, whether acquired through a conversion or purchased in the secondary market, cannot be converted into shares of another class of Vanguard REIT Index Fund.

     Unless you are an Authorized Participant, you must hold VIPER Shares in a brokerage account. Thus, before converting conventional shares into VIPER Shares, you must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into VIPER Shares, please contact your broker.


     Converting conventional shares into VIPER Shares generally is accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard's records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account into VIPER Shares of equivalent value. These shares will be held at Vanguard in an account in the name of the DTC. (The DTC will keep track of which VIPER Shares belong to your broker, and your broker, in turn, will keep track of which VIPER Shares belong to you.)
     Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if you owned 300.250 conventional shares, and this was equivalent in value to 90.750 VIPER Shares, the DTC account would receive 90 VIPER Shares. Conventional shares worth 0.750 VIPER Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. Your broker then

12

could either (i) credit your account with 0.750 VIPER Shares rather than 2.481 conventional shares, or (ii) redeem the 2.481 conventional shares at net asset value, in which case you would receive cash in place of those shares. If your broker chooses to redeem your conventional shares, you will realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.
     NOTE: If you convert your conventional shares to VIPER Shares through Vanguard Brokerage Services/(R)/ (Vanguard(R) Brokerage), all conventional shares for which you request conversion will be converted into VIPER Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will be 100% tax-free. Vanguard Brokerage does not impose a conversion fee over and above the fee imposed by Vanguard.
     Here are some important points to keep in mind when converting conventional shares of a Vanguard fund into VIPER Shares:
o The conversion transaction is nontaxable except, as applicable, to the limited extent described above.


o The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day, although processing may take up to three business days. Vanguard imposes conversion blackout windows around the dates when a VIPER Fund declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the VIPER share class into which the shares will be converted.



o Until the conversion process is complete, you will remain fully invested in the Fund's conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.
o During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you will be able to liquidate all or part of your investment by instructing your broker to sell your VIPER Shares.

EXCHANGES NOT PERMITTED: VIPER Shares of one Fund may not be exchanged for VIPER Shares of another Fund.

PRECAUTIONARY NOTES

A PRECAUTIONARY NOTE TO RETAIL INVESTORS: The DTC or its nominee will be the registered owner of all outstanding VIPER Shares. Your ownership of VIPER Shares will be shown on the records of the DTC and the DTC Participant broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of VIPER Shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the Fund whose VIPER Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

A PRECAUTIONARY NOTE TO PURCHASERS OF CREATION UNITS: You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund.
     Because  new  VIPER   Shares  may  be  issued  on  an  ongoing   basis,   a
"distribution" of VIPER Shares could be occurring at any time. Certain activities that you perform as a dealer could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933. For example, you could be deemed a statutory underwriter if you purchase Creation Units from the issuing Fund, break them down into the constituent VIPER Shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new VIPER Shares with an active selling effort involving solicitation of secondary-market demand for VIPER
Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person's activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.
     Dealers who are not "underwriters" but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with VIPER Shares as part of an "unsold allotment" within the meaning of
Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

A PRECAUTIONARY NOTE TO INVESTMENT COMPANIES: For purposes of the Investment Company Act of 1940, VIPER Shares are issued by registered investment companies, and the acquisition of VIPER Shares by other investment companies is subject to the restrictions of Section 12(d)(1) of that Act.

A NOTE ON UNUSUAL CIRCUMSTANCES: Vanguard funds can stop selling shares or postpone payment of redemption proceeds at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.


CASH MANAGEMENT
Vanguard may invest the Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds established under an SEC exemption. The Fund bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.


OTHER INVESTMENT POLICIES AND RISKS

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same general market as the current index.
     Besides investing in common stocks of REITs, the Fund may make other kinds of investments to achieve its objective.
     The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

TURNOVER RATE

Generally, an index fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index.

14

The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for all real estate funds was 129%, as reported by Morningstar, Inc., on January 31, 2004.
--------------------------------------------------------------------------------




VIPER SHARES AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $715 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



INVESTMENT ADVISOR

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as the Fund's advisor through its Quantitative Equity Group. As of January 31, 2004, Vanguard served as advisor for about $513 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.
     For the fiscal year ended January 31, 2004, the advisory expenses represented an effective annual rate of 0.004% of the Fund's average net assets.
     The advisor is authorized to choose broker-dealers to handle the purchase and sale of the Fund's securities and to seek to obtain the best available price and most favorable execu- tion for all transactions under the circumstances. Also, the Fund's board of trustees may direct the advisor to use a particular broker for certain transactions in exchange for commission rebates paid to the Fund as well as for brokerage or research services provided to the advisor for the benefit of the Fund.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISOR


The manager primarily responsible for overseeing the Fund's investments is:

GEORGE U. SAUTER, Managing Director and Chief Investment Officer of Vanguard. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987. Education: A.B., Dartmouth College; M.B.A., University of Chicago.
--------------------------------------------------------------------------------


DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS

Each March, June, September, and December, Vanguard REIT Index Fund pays out to shareholders virtually all of the distributions it receives from its REIT investments, less expenses. Distributions may include income, return of capital, and capital gains. The Fund may also realize capital gains on the sale of its REIT investments. Distributions of these gains, if any, are included in the December distribution. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

16

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------


DIVIDEND REINVESTMENT SERVICE

Brokers may make available to their customers who own VIPER Shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole and fractional VIPER Shares of the same Fund. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.


BASIC TAX POINTS


Investors in taxable accounts should be aware of the following basic tax points:


o Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional VIPER Shares.
o Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
o Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income" distributed by the Fund.
o Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned VIPER Shares.
o Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
o A sale of VIPER Shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
o Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of VIPER Shares, may be subject to state and local income taxes.
NOTE: This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                RETURN OF CAPITAL

The Internal Revenue Code requires a REIT to distribute at least 90% of its taxable income to investors. In many cases, however, because of "noncash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to investors. Such a distribution is classified as a return of capital.
--------------------------------------------------------------------------------



DAILY PRICING

The net asset value, or NAV, of the Fund's VIPER Shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class.

     Remember: If you buy or sell VIPER Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your VIPER Shares in Creation Unit blocks, or if you convert your conventional fund shares into VIPER Shares.
     When calculating the NAV of a Vanguard fund's shares, stocks held by the fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost.
     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fail-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
     Vanguard's website will show the previous day's closing NAV and closing market price for the Fund's VIPER Shares. The previous day's closing market price also will be published in the business section of most major newspapers in the listing of securities traded on the AMEX.


FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the REIT Index Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represents the rate that an investor would have earned or lost each period on an investment in the Fund's Investor Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.
     NOTE: This prospectus offers the Fund's VIPER Shares, not the Investor Shares. Information for the Investor Shares is shown here because the Fund's VIPER Shares are new. However, the two share classes are invested in the same portfolio of securities and will have substantially similar performance.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


This explanation uses the Fund's Investor Shares as an example. The Investor Shares began fiscal year 2004 with a net asset value (price) of $11.52 per share. During the year, each Investor Share earned $0.579 from investment income (interest and dividends) and $4.511 from investments that have appreciated in value or that were sold for higher prices than the Fund paid for them.


Shareholders received $0.78 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $15.83, reflecting earnings of $5.09 per share and distributions of $0.78 per share. This was an increase of $4.31 per share (from $11.52 at the beginning of the year to $15.83 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 45.39% for the year.

As of January 31, 2004, the Investor Shares had approximately $3.4 billion in net assets. For the year, the expense ratio was 0.24% ($2.40 per $1,000 of net assets), and the net investment income amounted to 4.10% of average net assets. The Fund sold and replaced securities valued at 7% of its net assets.
--------------------------------------------------------------------------------

18


REIT INDEX FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED JANUARY 31,
                                                    ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2004         2003        2002       2001        2000
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $11.52       $12.10      $11.61     $ 9.91      $10.81
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .579         .606        .631       .642       .660
  Net Realized and Unrealized Gain (Loss)
    on Investments*                                        4.511        (.426)       .669      1.878      (.780)
----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                       5.090         .180       1.300      2.520      (.120)
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.678)       (.667)      (.631)     (.644)     (.670)
  Distributions from Realized Capital Gains                   --           --          --         --         --
  Return of Capital                                        (.102)       (.093)      (.179)     (.176)     (.110)
----------------------------------------------------------------------------------------------------------------
    Total Distributions                                    (.780)       (.760)      (.810)     (.820)     (.780)
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                            $15.83       $11.52      $12.10     $11.61     $ 9.91
================================================================================================================

TOTAL RETURN**                                            45.39%        1.20%      11.59%     26.13%     -1.04%
================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Ratios/Supplemental Data
  Net Assets, End of Period (Millions)                    $3,383       $1,734      $1,270     $1,092       $888
  Ratio of Total Expenses to Average Net Assets            0.24%        0.27%       0.28%      0.33%      0.33%
  Ratio of Net Investment Income to Average Net Assets     4.10%        4.90%       5.35%      5.73%      5.98%
  Portfolio Turnover Rate                                     7%          12%         10%       21%+        12%
================================================================================================================
 *Includes increases from redemption fees of $0.00, $0.01, $0.00, $0.00, and,
  $0.01.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
 +The portfolio turnover rate excluding in-kind redemptions was 14%.
































The Vanguard Group, Vanguard, Plain Talk VIPER, VIPERs, Admiral, Vanguard Brokerage Services, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

AUTHORIZED PARTICIPANT
An institutional investor that is permitted to purchase Creation Units directly from, and redeem Creation Units directly with, the fund. To be a participant in the Depository Trust Company and must enter into an agreement with fund's Distributor.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

CREATION UNIT
A large block of a specified number of VIPER Shares. Authorized Participants may purchase and redeem VIPER Shares from the fund only in Creation Unit-size aggregations.

DISTRIBUTIONS
Payments to shareholders of dividend income, capital gains, and return of capital generated by the fund's investment activities and distribution policies, after expenses.

DIVIDEND DISTRIBUTIONS
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INDUSTRY CONCENTRATION
Focusing on the securities of a specific industry (such as energy, precious metals, health care, or real estate).




MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a particular stock or bond market index; also known as indexing.


REAL ESTATE INVESTMENT TRUST (REIT)
A company that owns and manages a group of properties, mortgages, or both.

RETURN OF CAPITAL
A nontaxable portion of distributions. In general, the cost basis of an investment is reduced when a return of capital is distributed.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


VIPER SHARES
Vanguard   Index   Participation   Equity   Receipts,   which  are  a  class  of
exchange-traded shares issued by certain Vanguard mutual funds. VIPER Shares can be bought and sold continuously throughout the day at market prices.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP LOGO]
Institutional Division
Post Office Box 2900
Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you would like more information about Vanguard REIT VIPERs, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI for the issuing Fund provides more detailed information about the Fund's VIPER Shares.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about VIPER Shares, please contact us as follows:

THE VANGUARD GROUP
INSTITUTIONAL INVESTOR
INFORMATION DEPARTMENT
P.O. BOX 2900 VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-866-499-8473

WORLD WIDE WEB:
WWW.VANGUARD.COM


INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-3916


(C) 2004 The Vanguard Group, Inc.
All rights reserved. Patent Pending.
Vanguard Marketing
Corporation, Distributor.

P986 092004

VANGUARD(R) REIT INDEX FUND


Investor Shares & Admiral(TM) Shares . September 23, 2004



This prospectus
contains financial data
for the Fund through
the fiscal year ended
January 31, 2004.

STOCK
PROSPECTUS



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



[THE VANGUARD GROUP LOGO]

VANGUARD REIT INDEX FUND
Investor Shares and Admiral Shares
Prospectus


September 23, 2004


A Real Estate Stock Mutual Fund


================================================================================
CONTENTS
--------------------------------------------------------------------------------

  1 FUND PROFILE                        16 INVESTING WITH VANGUARD
  4 ADDITIONAL INFORMATION                   16 Buying Shares
  5 MORE ON THE FUND                         18 Converting Shares
  9 THE FUND AND VANGUARD                    19 Redeeming Shares
 10 INVESTMENT ADVISOR                       22 Exchanging Shares
 10 DIVIDENDS, CAPITAL GAINS,                23 Other Rules You Should Know
    AND TAXES                                24 Fund and Account Updates
 13 SHARE PRICE                              26 Contacting Vanguard
 13 FINANCIAL HIGHLIGHTS                28 VIPER Shares

                                        GLOSSARY OF INVESTMENT TERMS

================================================================================


================================================================================
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------


================================================================================
SHARE CLASS OVERVIEW


The Fund offers four separate classes of shares: Investor Shares, Admiral Shares, Institutional Shares, and VIPER Shares. This prospectus offers the Fund's Investor Shares and Admiral Shares. Please note that Admiral Shares are NOT available to:


  - SIMPLE IRAs and 403(b)(7) custodial accounts;
  - Other retirement plan accounts receiving special administrative services from Vanguard; or
  - Accounts maintained by financial intermediaries, except in limited circumstances.


A separate prospectus offers the Fund's Institutional Shares, which are for investors who do not require special employee benefit plan services and who are willing to invest a minimum of $10 million. In addition, the Fund provides an exchange-traded class of shares (VIPER Shares). These shares are also offered through a separate prospectus. A brief description and how to convert into them appears on pages 28 to 30 of this prospectus.


The Fund's separate share classes have different expenses; as a result, their investment performances will differ.
--------------------------------------------------------------------------------

FUND PROFILE

INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of income and moderate long-term capital apprecia tion by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs.



PRIMARY INVESTMENT STRATEGIES
The Fund normally invests approximately 98% of its assets in stocks issued by equity real estate investment trusts (known as REITs) in an attempt to parallel the investment performance of the Morgan Stanley REIT Index. The Fund invests in the stocks that make up the Index; the remaining assets are allocated to cash investments.



PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


- Industry concentration risk, which is the chance that the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. Because the Fund concentrates its assets in REIT stocks, industry concentration risk is high.


- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Interest rate risk, which is the chance that REIT stock prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund.

- Investment style risk, which is the chance that the returns from REIT stocks--which typically are small- or mid-capitalization stocks--will trail returns from the overall stock market. Historically, these stocks have performed quite differently from the overall market.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index and other comparative benchmarks. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.


      ----------------------------------------------------
              ANNUAL TOTAL RETURNS--INVESTOR SHARES
                    SCALE RANGE -40% to 60%


                         1997   18.77
                         1998  -16.32
                         1999   -4.04
                         2000   26.35
                         2001   12.35
                         2002    3.75
                         2003   35.65
      ----------------------------------------------------
The year-to-date return as of the most recent calendar quarter, which ended June 30, 2004, was 5.10%.
      ----------------------------------------------------

2


     During the periods shown in the bar chart, the highest return for a calendar quarter was 12.27% (quarter ended June 30, 2003), and the lowest return for a quarter was -10.41% (quarter ended September 30, 1998).


--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                               SINCE INCEPTION*
                                          1 YEAR      5 YEARS
-------------------------------------------------------------------------------
VANGUARD REIT INDEX FUND INVESTOR SHARES
 Return Before Taxes                      35.65%       13.90%          12.63%
 Return After Taxes on Distributions      33.38        11.50           10.31
 Return After Taxes on Distributions
  and Sale of Fund Shares                 23.03        10.46            9.51
--------------------------------------------------------------------------------
VANGUARD REIT INDEX FUND ADMIRAL SHARES**
 Return Before Taxes                      35.78%           --              --
--------------------------------------------------------------------------------
COMPARATIVE BENCHMARKS:
 DOW JONES WILSHIRE 5000 INDEX
 (reflects no deduction for fees,
 expenses, or taxes)                      31.64%        0.42%           8.23%
 MORGAN STANLEY REIT INDEX (reflects
 no deduction for fees, expenses, or
 taxes)                                   36.74        14.12           12.70
 TARGET REIT COMPOSITE+                   35.92        13.89           12.57
--------------------------------------------------------------------------------
 *Since-inception returns are from May 13, 1996--the inception date of the
  Investor Shares--through December 31, 2003.
**From the inception date of the Fund's Admiral Shares on November 12, 2001, through December 31, 2003, the average annual total returns were 20.68% for the Admiral Shares; 3.96% for the Dow Jones Wilshire 5000 Index; 21.11% for the Morgan Stanley REIT Index; and 20.69% for the Target REIT Composite.
+The Target REIT Composite consists of the Morgan Stanley REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).
--------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2004.

                                                          INVESTOR     ADMIRAL
                                                            SHARES      SHARES
  SHAREHOLDER FEES (fees paid directly from your investment)------      ------
  Sales Charge (Load) Imposed on Purchases:                    None      None
  Purchase Fee:                                                None      None
  Sales Charge (Load) Imposed on Reinvested Dividends:         None      None
  Redemption Fee:                                               1%*       1%*

  ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
  Management Expenses:                                        0.22%     0.16%
  12b-1 Distribution Fee:                                      None      None
  Other Expenses:                                             0.02%     0.02%
   TOTAL ANNUAL FUND OPERATING EXPENSES:                      0.24%     0.18%

  *The 1% fee applies to shares redeemed within one year of purchase by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 1% fee.

     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $25       $77      $135      $306
Admiral Shares         18        58       101       230
---------------------------------------------------------

     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

4


================================================================================
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard REIT Index Fund's expense ratios in fiscal year 2004 were as follows: for Investor Shares, 0.24%, or $2.40 per $1,000 of average net assets; for Admiral Shares, 0.18%, or $1.80 per $1,000 of average net assets. The average real estate mutual fund had expenses in 2003 of 1.66%, or $16.60 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
================================================================================
================================================================================
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
================================================================================
================================================================================
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS          CONVERSION FEATURES
Dividends are distributed quarterly   Investor Shares--May be converted to
in March, June, September, and       Admiral Shares if you meet certain account
December; capital gains, if any,     balance and tenure requirements
are distributed annually in           Admiral Shares--May be converted to
December.                            Investor Shares if you are no longer
                                     eligible for Admiral Shares
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge,    NEWSPAPER ABBREVIATION
Pa., since inception                 Investor Shares--REIT
                                     Admiral Shares--REITAdml

INCEPTION DATE                       VANGUARD FUND NUMBER
Investor Shares--May 13, 1996        Investor Shares--123
Admiral Shares--November 12, 2001    Admiral Shares--5123

NET ASSETS (ALL SHARE CLASSES) AS    CUSIP NUMBER
OF JANUARY 31, 2004                  Investor Shares--921908703
$4.2 billion                         Admiral Shares--921908877

                                     TICKER SYMBOL
SUITABLE FOR IRAS                    Investor Shares--VGSIX
Yes                                  Admiral Shares--VGSLX

MINIMUM INITIAL INVESTMENT
 Investor Shares--$3,000; $1,000
for IRAs and most custodial accounts for minors
 Admiral Shares--$250,000
================================================================================

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this FLAG symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE



The Fund normally invests approximately 98% of its assets in stocks of equity real estate investment trusts (REITs) and holds any remaining assets in cash investments to meet shareholder redemptions. This policy may only be changed upon 60 days' notice to shareholders.



================================================================================
                                PLAIN TALK ABOUT
                                      REITS

Rather than directly owning properties--which can be costly and difficult to convert into cash when needed--some investors buy shares in a company that owns and manages real estate. Such a company is known as a real estate investment trust, or REIT. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages, and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties. REITs also offer the potential for higher income than an investment in common stocks would provide. As with any investment in real estate, however, a REIT's performance depends on specific factors, such as the company's ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. That said, returns from REITs may not correspond to returns from direct property ownership.
================================================================================

FLAG
THE FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM REIT STOCKS--WHICH TYPICALLY ARE SMALL- OR MID-CAP STOCKS--WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. HISTORICALLY, THESE STOCKS HAVE PERFORMED QUITE DIFFERENTLY FROM THE OVERALL MARKET.

6



     Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. REITs in the Morgan Stanley REIT Index tend to be small and mid-cap stocks. The asset-weighted median market capitalization of the Fund as of January 31, 2004, was $2.8 billion.



     Small- and mid-cap stocks tend to have greater volatility than large-cap stocks because, among other things, smaller companies often have fewer customers, financial resources, and products than larger firms. Such characteristics can make small and medium-size companies more sensitive to changing economic conditions. REIT stocks tend to have a significant amount of dividend income to soften the impact of this volatility. However, the Fund, is subject to additional risk because of the concentration in the real estate sector. This focus on a single sector may result in more risk than that for a more diversified multi-sector portfolio.


================================================================================
                                PLAIN TALK ABOUT
                                 TYPES OF REITS


An equity REIT owns properties directly. Equity REITs generate income from rental and lease payments, and they offer the potential for growth from property appreciation as well as occasional capital gains from the sale of property. A mortgage REIT makes loans to commercial real estate developers. Mortgage REITs earn interest income and are subject to credit risk (that is, the chance that a developer will fail to repay a loan). A hybrid REIT holds both properties and mortgages. The Fund invests in equity REITs only and not other types of REITs.
================================================================================


FLAG
THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average annualized total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

         U.S. STOCK MARKET RETURNS (1926-2003)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%     19.9%      17.8%
Worst                -43.1    -12.4      -0.8        3.1
Average               12.4     10.7      11.2       11.3
----------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2003. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.7%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

FLAG
THE FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT REIT STOCK PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE HIGH FOR THE FUND.

     In general, during periods of high interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain.


FLAG
THE FUND IS SUBJECT TO INDUSTRY CONCENTRATION RISK, WHICH IS THE CHANCE THAT THE STOCKS OF REITS WILL DECLINE BECAUSE OF ADVERSE DEVELOPMENTS AFFECTING THE REAL ESTATE INDUSTRY AND REAL PROPERTY VALUES. BECAUSE THE FUND CONCENTRATES ITS ASSETS IN REIT STOCKS, INDUSTRY CONCENTRATION RISK IS HIGH.


     Because of its emphasis on REIT stocks, the Fund's performance may at times be linked to the ups and downs of the real estate market. In general, real estate values can be affected by a variety of factors, including supply and demand for properties; the economic health of the country as well as different regions; and the strength of specific industries that rent properties. Ultimately, an individual REIT's performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses because of casualty or condemnation, increases in property taxes, or changes in zoning laws. Loss of IRS status as a qualified REIT may also affect an individual REIT's performance.

     The target index tracked by the Fund is broadly diversified. Similarly, the Fund is broadly diversified, holding stocks of more than 100 companies. It is possible that the Fund's target index, in the future, could become less diversified if the index's largest companies significantly increase in value relative to the index's other components. In an extreme situation, the Fund might no longer meet the legal definition of "diversified." For this reason, the Fund is classified as "nondiversified." However, the Fund, from its inception until the date of this prospectus, in actuality has been diversified, and Vanguard expects the Fund to continue to be diversified.

SECURITY SELECTION


The Fund employs an indexing, or passively managed, investment approach. The Fund's advisor, The Vanguard Group (Vanguard), normally invests approximately 98% of the Fund's assets in REIT securities in an attempt to parallel the performance of the target benchmark, the Morgan Stanley REIT Index.


     The Fund holds each stock contained in the Morgan Stanley REIT Index in roughly the same proportion as in the Index itself. For example, if 5% of the Morgan Stanley REIT Index were made up of the stock of a specific REIT, the Fund would invest the same percentage of its noncash assets in that stock.

8

     The Morgan Stanley REIT Index is made up of the stocks of publicly traded equity REITs that meet certain criteria. For example, to be included initially in the Index, a REIT must have a total market capitalization of at least $100 million and have enough shares and trading volume to be considered liquid. In line with the Index, the Fund invests in equity REITs only.

     As of January 31, 2004, 115 equity REITs were included in the Index. The Index is rebalanced quarterly, except when a merger, acquisition, or similar corporate action dictates same-day rebalancing. On a quarterly basis, existing stocks are tested for continued compliance with the guidelines of the Index. A REIT may be removed from the Index because its market capitalization falls below $75 million, because it becomes illiquid, or because of other changes in its status.


     Stocks in the Morgan Stanley REIT Index represent a broadly diversified range of property types. The Fund's Index's makeup, as of January 31, 2004, was as follows:


=============================================
PROPERTY TYPES            PERCENTAGE OF INDEX
---------------------------------------------
Retail                                  25%
Office                                  18
Residential Apartments                  17
Industrial                              16
Diversified                             12
Health Care                              6
Hotels                                   4
Short-Term Reserves                      2
---------------------------------------------

     The Fund is generally managed without regard to tax ramifications.



CASH MANAGEMENT
Vanguard may invest the Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds established under an SEC exemption. The Fund bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.



OTHER INVESTMENT POLICIES AND RISKS

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same general market as the current index.

     Besides investing in common stocks of REITs, the Fund may make other kinds of investments to achieve its objective.

     The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

REDEMPTION FEE


The Fund charges a fee on shares that are redeemed before they have been held for one year. This fee applies when shares are redeemed by selling, by exchange to another Vanguard fund, or by application of the low-balance account-closure policy. Shares you have held the longest will be redeemed first. Unlike a sales charge or load paid to a broker or fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. The Fund may waive the redemption fee for certain catego-ries of investors. The Fund may further modify its redemption policies at any time without giving advance notice to shareholders.

COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor.

- Each Vanguard fund (other than money market funds) limits the number of times that an investor can exchange into and out of the fund.

-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.

See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

================================================================================
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for all real estate funds was 129%, as reported by Morningstar, Inc., on January 31, 2004.
================================================================================

THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $715 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

10


     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.


================================================================================
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE


The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
================================================================================

INVESTMENT ADVISOR

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as the Fund's advisor through its Quantitative Equity Group. As of January 31, 2004, Vanguard served as advisor for about $513 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

     For the fiscal year ended January 31, 2004, the advisory expenses represented an effective annual rate of 0.004% of the Fund's average net assets.

     The advisor is authorized to choose broker-dealers to handle the purchase and sale of the Fund's securities and to seek to obtain the best available price and most favorable execution for all transactions under the circumstances. Also, the Fund's board of trustees may direct the advisor to use a particular broker for certain transactions in exchange for commission rebates paid to the Fund as well as for brokerage or research services provided to the advisor for the benefit of the Fund.

================================================================================
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISOR

The manager primarily responsible for overseeing the Fund's investments is:

GEORGE U. SAUTER, Managing Director and Chief Investment Officer of Vanguard. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987. Education: A.B., Dartmouth College; M.B.A., University of Chicago.
================================================================================

DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS

Each March, June, September, and December, Vanguard REIT Index Fund pays out to shareholders virtually all of the distributions it receives from its REIT investments, less expenses. Distributions may include income, return of capital, and capital gains. The Fund may also realize capital gains on the sale of its REIT investments. Distributions of these gains, if any, are included in the December distribution. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

================================================================================
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
================================================================================

BASIC TAX POINTS

Vanguard expects to send you a statement each FEBRUARY showing the tax status of all your distributions. (Other Vanguard funds mail their tax statements in January; the Fund mails its statements later because REITs do not provide information on the taxability of their distributions until after the calendar year-end.) In addition, investors in taxable accounts should be aware of the following basic tax points:

- Distributions (other than any return of capital) are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

-    Distributions   declared  in  December--if  paid  to  you  by  the  end  of
     January--are taxable for federal income tax purposes as if received in December.

- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income" distributed by the Fund.

- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

- Dividend distributions attributable to the Fund's REIT investments are not eligible for the corporate dividends-received deduction.

- Your cost basis in the Fund will be decreased by the amount of any return of capital distributions that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.

12



- Return-of-capital distributions generally are not taxable to you, unless your cost basis has been reduced to zero. If your cost basis is at zero, return-of-capital distributions will be treated as capital gains.


- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

================================================================================
                                PLAIN TALK ABOUT
                                RETURN OF CAPITAL

The Internal Revenue Code requires a REIT to distribute at least 90% of its taxable income to investors. In many cases, however, because of "noncash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to investors. Such a distribution is classified as a return of capital.
================================================================================

GENERAL INFORMATION

BACKUP  WITHHOLDING.   By  law,  Vanguard  must  withhold  28%  of  any  taxable
distributions or redemptions from your account if you do not:

-    Provide us with your correct taxpayer identification number;

-    Certify that the taxpayer identification number is correct; and

-    Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.

TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

================================================================================
                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change).
You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
================================================================================

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.

     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

14


================================================================================
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


This explanation uses the Fund's Investor Shares as an example. The Investor Shares began fiscal year 2004 with a net asset value (price) of $11.52 per share. During the year, each Investor Share earned $0.579 from investment income (interest and dividends) and $4.511 from investments that have appreciated in value or that were sold for higher prices than the Fund paid for them.


Shareholders received $0.78 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $15.83, reflecting earnings of $5.09 per share and distributions of $0.78 per share. This was an increase of $4.31 per share (from $11.52 at the beginning of the year to $15.83 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 45.39% for the year.

As of January 31, 2004, the Investor Shares had approximately $3.4 billion in net assets. For the year, the expense ratio was 0.24% ($2.40 per $1,000 of net assets), and the net investment income amounted to 4.10% of average net assets. The Fund sold and replaced securities valued at 7% of its net assets.
================================================================================

REIT INDEX FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED JANUARY 31,
                                                    ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2004         2003        2002       2001        2000
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $11.52       $12.10      $11.61     $ 9.91      $10.81
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .579         .606        .631       .642       .660
  Net Realized and Unrealized Gain (Loss)
    on Investments*                                        4.511        (.426)       .669      1.878      (.780)
----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                       5.090         .180       1.300      2.520      (.120)
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.678)       (.667)      (.631)     (.644)     (.670)
  Distributions from Realized Capital Gains                   --           --          --         --         --
  Return of Capital                                        (.102)       (.093)      (.179)     (.176)     (.110)
----------------------------------------------------------------------------------------------------------------
    Total Distributions                                    (.780)       (.760)      (.810)     (.820)     (.780)
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                            $15.83       $11.52      $12.10     $11.61     $ 9.91
================================================================================================================

TOTAL RETURN**                                            45.39%        1.20%      11.59%     26.13%     -1.04%
================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Ratios/Supplemental Data
  Net Assets, End of Period (Millions)                    $3,383       $1,734      $1,270     $1,092       $888
  Ratio of Total Expenses to Average Net Assets            0.24%        0.27%       0.28%      0.33%      0.33%
  Ratio of Net Investment Income to Average Net Assets     4.10%        4.90%       5.35%      5.73%      5.98%
  Portfolio Turnover Rate                                     7%          12%         10%       21%+        12%
================================================================================================================
 *Includes increases from redemption fees of $0.00, $0.01, $0.00, $0.00, and,
  $0.01.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
 +The portfolio turnover rate excluding in-kind redemptions was 14%.

REIT INDEX FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                                        NOV. 12,
                                                      YEAR ENDED        2001* TO
                                                     JANUARY 31,        JAN. 31,
                                                    ---------------  -----------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD      2004       2003         2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $49.14     $51.65      $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                            2.508      2.619        .494
  Net Realized and Unrealized Gain (Loss)
    on Investments**                              19.279     (1.854)      2.401
--------------------------------------------------------------------------------
    Total from Investment Operations              21.787       .765       2.895
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income            (2.931)    (2.878)      (.970)
  Distributions from Realized Capital Gains           --         --          --
  Return of Capital                                (.436)     (.397)      (.275)
--------------------------------------------------------------------------------
    Total Distributions                           (3.367)    (3.275)     (1.245)
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                    $67.56     $49.14      $51.65
================================================================================

TOTAL RETURN+                                     45.57%      1.19%       5.78%
================================================================================

RATIOS/SUPPLEMENTAL DATA

  Net Assets, End of Period (Millions)              $733       $320        $166
  Ratio of Total Expenses to Average Net Assets    0.18%      0.21%     0.23%++
  Ratio of Net Investment Income to
    Average Net Assets                             4.16%      4.99%     5.27%++
  Portfolio Turnover Rate                             7%        12%         10%
================================================================================
 *Inception.
**Includes increases from redemption fees of $0.01, $0.03, and $0.01.
 +Total  returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
++Annualized.

16

================================================================================
INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. A special booklet provides information that will help individual investors make the most of their relationship with Vanguard. A separate booklet does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions at the end of this section. Vanguard reserves the right to change this information, without prior notice.

                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
================================================================================

BUYING SHARES

ACCOUNT MINIMUMS FOR INVESTOR SHARES

TO OPEN AND MAINTAIN AN ACCOUNT. $3,000 for regular accounts; $1,000 for IRAs and most custodial accounts for minors.

TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by mail, exchange, or Periodic Purchase; $1,000 by wire.

     Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

ACCOUNT MINIMUMS FOR ADMIRAL SHARES

TO OPEN AND MAINTAIN AN ACCOUNT. $250,000 for new investors; $150,000 or $50,000 for existing investors who are eligible to convert Investor Shares into Admiral Shares, depending on tenure in the Fund. See Converting Shares. Institutional clients should contact Vanguard for information on special rules that may apply to them. See Converting Shares.

TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by mail, exchange, or Periodic Purchase; $1,000 by wire.

HOW TO BUY SHARES

ONLINE. You can open certain types of accounts or buy shares in an existing account through our website at www.vanguard.com.

BY CHECK. To open an account, mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-by-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--"Fund number." For a list of Fund numbers and addresses, see Contacting Vanguard.

BY EXCHANGE PURCHASE. You can purchase shares with the proceeds of a redemption from another Vanguard(R) fund. See Exchanging Shares and Other Rules You Should Know.

BY WIRE. Call Vanguard to purchase shares by wire. See Contacting Vanguard.

BY AUTOMATIC INVESTMENT PLAN OR PERIODIC PURCHASE. You can purchase shares by electronically transferring money from a previously designated bank account. To establish this option, you must complete a special form or the appropriate section of your account registration form.

YOUR PURCHASE PRICE

ONLINE, BY CHECK (ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your TRADE DATE. For all Vanguard funds, purchase requests received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receive a trade date of the same day, and purchase requests received after that time receive a trade date of the first business day following the date of receipt.

BY CHECK (FOR MONEY MARKET FUNDS ONLY). For check purchase requests received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For purchase requests received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.

BY PERIODIC PURCHASE. For all Vanguard funds, instructions received at Vanguard on a business day before 10 p.m., Eastern time, will result in a purchase that occurs on and receives a trade date of the next business day.

BY AUTOMATIC INVESTMENT PLAN. Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.


PURCHASE RULES YOU SHOULD KNOW

^ADMIRAL SHARES. Please note that Admiral Shares are NOT available for:

-    SIMPLE IRAs and 403(b)(7) custodial accounts;

- Other retirement plan accounts receiving special administrative services from Vanguard; or

-    Accounts  maintained  by  financial   intermediaries,   except  in  limited
     circumstances.

18


^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, "starter checks," traveler's checks, or money orders. In addition, to protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.

^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.

^REJECTION OF PURCHASES. Vanguard reserves the right to reject any purchase request (regardless of size) that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time or to reject specific purchase requests, including purchases by exchange from another Vanguard fund, at any time, for any reason.

CONVERTING SHARES

A CONVERSION BETWEEN SHARE CLASSES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS

If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.

IMMEDIATE CONVERSIONS INTO ADMIRAL SHARES

All shares purchased before the issuance of Admiral Shares are considered Investor Shares. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $250,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online. Or you may contact Vanguard by telephone or mail to request this transaction.

TENURE CONVERSIONS INTO ADMIRAL SHARES

THREE-YEAR PRIVILEGE. After three years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance in the Fund is at least $150,000 and you are registered with Vanguard.com.

TEN-YEAR PRIVILEGE. After ten years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance in the Fund is at least $50,000 and you are registered with Vanguard.com.

     Registered users of Vanguard.com may request a tenure conversion online. Or you may contact Vanguard by telephone or mail to request this transaction.

CONVERSIONS INTO INSTITUTIONAL SHARES

You may convert Investor Shares or Admiral Shares into Institutional Shares of the Fund (if applicable), provided that your account balance in the Fund is at least $10 million. The Fund's Institutional Shares are offered through a separate prospectus. Please contact Vanguard's Institutional Division for more information.

MANDATORY CONVERSIONS INTO INVESTOR SHARES

If an investor no longer meets the requirements for Admiral Shares, the Fund may convert the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.

REDEEMING SHARES

HOW TO REDEEM SHARES

Be sure to check Other Rules You Should Know before initiating your request.

ONLINE. Request a redemption through our website at www.vanguard.com.

BY TELEPHONE. Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.

BY MAIL. Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.

BY AUTOMATIC WITHDRAWAL PLAN OR PERIODIC REDEMPTION. If you've established either of these options on your account, you can redeem shares by electronically transferring your redemption proceeds to a previously designated bank account. To establish these options, you must complete a special form or the appropriate section of your account registration form.

20

REDEMPTION FEES

The Fund charges a 1% redemption fee on shares redeemed within one year of purchase by selling, by exchanging to another fund, or by application of the low-balance account- closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 1% fee.

     We will redeem your "oldest" shares first. If you transfer your shares to a different account registration (or convert them to a different share class), the shares will retain their redemption fee status. If you transfer (or convert) less than 100% of your account, we will carry over the redemption fee status of your shares on a proportionate basis. From time to time, the Fund may waive or modify the redemption fee for certain categories of investors.

YOUR REDEMPTION PRICE

You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS

^BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.

^BY EXCHANGE. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.

^BY AUTOMATIC WITHDRAWAL PLAN OR PERIODIC REDEMPTION. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. Minimum electronic redemption is $100.

^BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.

Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m. (2 p.m. for Vanguard(R) Prime Money Market Fund), Eastern time, the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW

^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.

^RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check, Automatic Investment Plan, or Periodic Purchase.

^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

^ADDRESS CHANGE.  If you change your address online or by telephone,  there will
be  a  15-day  hold  on  online  and  telephone   redemptions.   Address  change
confirmations are sent to both the old and new address.

^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

22


^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

EXCHANGING SHARES

All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.

     If you are exchanging out of the U.S. STOCK INDEX FUNDS, U.S. SECTOR INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL EXPLORER(TM) FUND, or GROWTH AND INCOME FUND, you are permitted to request no more than two exchanges OUT of a fund online or by telephone within any 12-month period.

     Funds may be added to or deleted from this list at any time, without prior notice to shareholders.

     For ALL VANGUARD FUNDS, the following limits generally apply:

- No more than two substantive "round trips" through a non-money-market fund during any 12-month period. A "round trip" is a redemption OUT of a fund (by any means) followed by a purchase back INTO the same fund (by any means). "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the fund.

-    Round trips must be at least 30 days apart.

     Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Vanguard also reserves the right to waive or modify the exchange privilege for certain categories of investors. In the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.

OTHER RULES YOU SHOULD KNOW

VANGUARD.COM(R)

^REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform most other transactions. To establish this service, you must register online.


TELEPHONE TRANSACTIONS

^AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

^TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.

^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:

- Caller authorization to act on the account (by legal documentation or other means).

-    Account registration and address.

-    Social Security or employer identification number.


-    Fund and account number, if applicable.


^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.

WRITTEN INSTRUCTIONS

^"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:

-    The fund name and account number.

-    The amount of the transaction (in dollars, shares, or percent).

-    Authorized signatures of registered owners.

-    Signature guarantees, if required for the type of transaction.*

-    Any supporting legal documentation that may be required.

*For instance, signature guarantees must be provided by all registered account owners when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature-guarantee requirements.

ACCOUNTS WITH MORE THAN ONE OWNER

In the case of an account with more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

24

RESPONSIBILITY FOR FRAUD

Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES

If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS

You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM.

     If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

LOW-BALANCE ACCOUNTS

All Vanguard funds reserve the right to liquidate any investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.

     For most nonretirement accounts, Vanguard deducts a $10 fee in June if the account balance is below $2,500. The fee can be waived if your total Vanguard account assets are $50,000 or more.

FUND AND ACCOUNT UPDATES

CONFIRMATION STATEMENTS

We will send a confirmation statement to verify the trade date and amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividends or capital gains distributions. Promptly review each confirmation statement that we send to you. Contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.

PORTFOLIO SUMMARIES

We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, exchanges, and conversions for the current calendar year. Promptly review each summary that we send to you. Contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.

TAX STATEMENTS

We will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans.

AVERAGE-COST REVIEW STATEMENTS

For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the current calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

ANNUAL AND SEMIANNUAL REPORTS

We will send you financial reports about Vanguard REIT Index Fund twice a year, in March and September. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

-    Performance assessments with comparisons to industry benchmarks.

-    Reports from the advisor.

-    Financial statements with detailed listings of the Fund's holdings.

     To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder, unless you contact our Client Services Department in writing, by telephone, or by e-mail and instruct us otherwise.

     Vanguard can deliver your Fund reports electronically if you prefer. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of Fund reports by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will send paper copies of Fund reports within 30 days of receiving your notice.

26

CONTACTING VANGUARD

ONLINE
VANGUARD.COM

-    For the best source of Vanguard news

-    For fund, account, and service information

-    For most account transactions

-    For literature requests

-    24 hours a day, 7 days a week

VANGUARD TELE-ACCOUNT(R)
1-800-662-6273
(ON-BOARD)

-    For automated fund and account information

- For redemptions by check, exchange (subject to certain limitations), or wire

-    Toll-free, 24 hours a day, 7 days a week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at
1-800-952-3335)

-    For fund and service information

-    For literature requests

-    Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at
1-800-749-7273)

-    For account information

-    For most account transactions

-    Business hours only

ADMIRAL SERVICE CENTER
1-888-237-9949

-    For Admiral account information

-    For most Admiral transactions

-    Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102

-    For information and services for large institutional investors

-    Business hours only

VANGUARD ADDRESSES

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS

Please use the specific fund number when contacting us about Vanguard REIT Index Fund--123 (Investor Shares) or 5123 (Admiral Shares).


The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Admiral, Vanguard Tele-Account, Tele-Account, Explorer, VIPER, VIPERs, Vanguard Brokerage Services, and the ship logo are trademarks of The Vanguard Group, Inc. Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

28

VIPER(R) SHARES

In addition to Investor Shares and Admiral Shares, certain Vanguard funds offer a class of shares, known as Vanguard(R) Index Participation Equity Receipts (VIPER) Shares, that are listed for trading on the American Stock Exchange
(AMEX). If you own Investor Shares or Admiral Shares issued by the fund, you may convert those shares into VIPER* Shares of the same fund.

Note: Vanguard reserves the right to modify or terminate the conversion privilege in the future.

     Although VIPER Shares represent an investment in the same portfolio of securities as Investor Shares or Admiral Shares, they have different characteristics and may appeal to a different group of investors. It is important that you understand the differences before deciding whether to convert your shares to VIPER Shares.
     The following material summarizes key information about VIPER Shares. A separate prospectus with more complete information about VIPER Shares is also available. Investors should review that prospectus before deciding whether to convert.


DIFFERENCES BETWEEN VIPER SHARES AND CONVENTIONAL MUTUAL FUND SHARES

Investor Shares and Admiral Shares are "conventional" mutual fund shares; that is, they can be purchased from and redeemed with the issuing fund for cash at a net asset value (NAV) calculated once a day. VIPER Shares, by contrast, cannot be purchased from or redeemed with the issuing fund, except as noted below.
     An organized trading market is expected to exist for VIPER Shares, unlike conventional mutual fund shares, because VIPER Shares will be listed for trading on the AMEX. Investors can purchase and sell VIPER Shares on the open market through a full-service, discount, or online broker. Open-market transactions will occur not at NAV, but at market prices that change throughout the day based on changes in the prices of the fund's portfolio securities and the supply of and demand for VIPER Shares. The market price of a fund's VIPER Shares will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of extreme market volatility the difference may become significant.

BUYING AND SELLING VIPER SHARES

Note: VIPER Shares must be held in a brokerage account. Therefore, before acquiring VIPER Shares, whether through a conversion or an open-market purchase, you must have an account with a broker.
     You buy and sell VIPER Shares in the same way you buy and sell any other exchange-traded security--on the open market, through a broker. In most cases, the broker will charge you a commission to execute the transaction. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of VIPER Shares you must purchase. Because open-market transactions occur at market prices, you may pay more than NAV when you buy VIPER Shares and receive less than NAV when you sell those shares.

*Patent Pending.

If you own conventional shares (Investor Shares, Admiral Shares, or Institutional Shares) of a Vanguard fund that issues VIPER Shares, you can convert those shares into VIPER Shares of equivalent value--but you cannot convert back. See "Conversions" for a discussion of the conversion process.
     There is one other way to buy and sell VIPER Shares. Investors can purchase and redeem VIPER Shares directly from the issuing fund at NAV if they do so (i) through certain authorized broker-dealers, (ii) in large blocks of 50,000 or 100,000 VIPER Shares (depending on the fund), known as Creation Units, and (iii) in exchange for baskets of securities rather than cash. However, because Creation Units will be worth millions of dollars, and because most investors prefer to transact in cash rather than with securities, it is expected that only a limited number of institutional investors will purchase and redeem VIPER Shares this way.

RISKS
VIPER Shares issued by a fund are subject to the same risks as conventional shares of the same fund. VIPER Shares also are subject to the following risks:
o The market price of a fund's VIPER Shares will vary somewhat from the NAV of those shares. Therefore, you may pay more than NAV when buying VIPER Shares and you may receive less than NAV when selling them.
o VIPER Shares cannot be redeemed with the Fund, except in Creation Unit aggregations. Therefore, if you no longer wish to own VIPER Shares, you must sell them on the open market. Although VIPER Shares will be listed for trading on the AMEX, it is possible that an active trading market may not be maintained.
o Trading of a fund's VIPER Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if the shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


FEES AND EXPENSES
When you buy and sell VIPER Shares through a brokerage firm, you will pay whatever commissions the firm charges. You also will incur the cost of the "bid-asked spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. If you convert from conventional shares to VIPER Shares, you will not pay a brokerage commission or a bid-asked spread. However, Vanguard charges $50 for each conversion transaction, and your broker may impose its own conversion fees as well.


     The estimated total annual operating expenses (the expense ratio)for the Fund's VIPER Shares are 0.18%.


ACCOUNT SERVICES
Because you hold VIPER Shares through a brokerage account, Vanguard will have no record of your ownership unless you hold the shares through Vanguard Brokerage Services(R). Your broker will service your account. For example, the broker will provide account statements, confirmations of your purchases and sales of VIPER Shares, and year-end tax information. The broker also will be responsible for ensuring that you receive shareholder reports and other communications from the fund whose VIPER Shares you own. You will receive certain services (e.g., dividend reinvestment and average-cost information) only if your broker offers those services.

30


CONVERSIONS
Owners of conventional shares (Investor Shares, Admiral Shares, or Institutional Shares) issued by the Fund may convert those shares into VIPER Shares of equivalent value of the same fund. Note: Investors who own conventional shares of a Vanguard fund through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into VIPER Shares. Vanguard imposes a fee on conversion transactions, and your broker may impose a fee of its own to process a conversion request. Vanguard reserves the right, in the future, to limit or terminate the conversion privilege or to raise the amount of the conversion fee.


     To initiate a conversion of conventional shares into VIPER Shares, you must contact your broker; your broker, in turn, will contact Vanguard. For brokers that can handle fractional shares, each full and fractional conventional share will be converted into full and fractional VIPER Shares of equivalent value. For example, if you own 300.250 conventional shares, and this is equivalent in value to 90.750 VIPER Shares, you will receive 90.750 VIPER Shares.
     Some brokers cannot handle fractional shares. If you intend to hold your VIPER Shares through one of these brokers, the conversion would be handled in such a way that you would receive a whole number of VIPER Shares. In the example above, for instance, you would convert full and fractional conventional shares equivalent in value to exactly 90 VIPER Shares. The remaining conventional shares would be redeemed, and you would receive the cash proceeds of that redemption. You would realize a gain or loss on the redemption (in no case more than the value of a single VIPER Share) that must be reported on your tax return. Please consult your broker to determine whether it can handle fractional VIPER Shares.
     Here are some important points to keep in mind when converting conventional shares of a Vanguard fund into VIPER Shares:
o The conversion transaction is nontaxable except to the extent that conventional shares must be sold to avoid the creation of fractional VIPER Shares.


o The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a VIPER Fund declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the VIPER share class into which the shares will be converted.



o Until the conversion process is complete, you will remain fully invested in the fund's conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.
o During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you would liquidate all or part of your investment by instructing your broker to sell your VIPER Shares.
o VIPER Shares, whether acquired through a conversion or purchased on the open market, cannot be converted into conventional shares of the same fund. Similarly, VIPER Shares of one fund cannot be exchanged for VIPER Shares of another fund.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COST BASIS
The adjusted cost of an investment, used to determine a capital gain or loss for tax purposes.

DISTRIBUTIONS
Payments to shareholders of dividend income, capital gains, and return of capital generated by the fund's investment activities and distribution policies, after expenses.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INDUSTRY CONCENTRATION
Focusing on the securities of a specific industry (such as energy, precious metals, health care, or real estate).

INVESTMENT ADVISOR

An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

LIQUIDITY
The degree of a security's marketability (that is, how quickly the security can be sold at a fair price and converted to cash).

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


PASSIVE MANAGEMENT

A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a particular stock or bond market index; also known as indexing.

PRINCIPAL

The face value of a debt instrument or the amount of money put into an investment.


REAL ESTATE INVESTMENT TRUST (REIT)
A company that owns and manages a group  of properties, mortgages, or both.

RETURN OF CAPITAL
A nontaxable portion of distributions. In general, the cost basis of an investment is reduced when a return of capital is distributed.


TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                  {SHIP GRAPHIC}
                                                          THE VANGUARD GROUP (R)
                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600


FOR MORE INFORMATION

If you would like more information about Vanguard REIT Index Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Fund's Investment Company Act
                                                           file number: 811-3916

                                               (C) 2004 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.


                                                                     P123 092004

VANGUARD(R) REIT INDEX FUND


Investor Shares for Participants . September 23, 2004


This prospectus
contains financial data
for the Fund through
the fiscal year ended
January 31, 2004.

STOCK
PROSPECTUS



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[THE VANGUARD GROUP LOGO]

VANGUARD REIT INDEX FUND
Investor Shares
Participant Prospectus


September 23, 2004


A Real Estate Stock Mutual Fund

================================================================================
CONTENTS
--------------------------------------------------------------------------------

  1 FUND PROFILE
  3 ADDITIONAL INFORMATION
  4 MORE ON THE FUND
  9 THE FUND AND VANGUARD
  9 INVESTMENT ADVISOR
 10 DIVIDENDS, CAPITAL GAINS, AND TAXES
 11 SHARE PRICE
 11 FINANCIAL HIGHLIGHTS
 13 INVESTING WITH VANGUARD
 14 ACCESSING FUND INFORMATION
    BY COMPUTER

 GLOSSARY OF INVESTMENT TERMS
================================================================================

================================================================================
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This  prospectus   offers  the  Fund's  Investor  Shares  and  is  intended  for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
--------------------------------------------------------------------------------

FUND PROFILE

INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of income and moderate long-term capital apprecia tion by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs.



PRIMARY INVESTMENT STRATEGIES
The Fund normally invests approximately 98% of its assets in stocks issued by equity real estate investment trusts (known as REITs) in an attempt to parallel the investment performance of the Morgan Stanley REIT Index. The Fund invests in the stocks that make up the Index; the remaining assets are allocated to cash investments.



PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


- Industry concentration risk, which is the chance that the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. Because the Fund concentrates its assets in REIT stocks, industry concentration risk is high.


- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Interest rate risk, which is the chance that REIT stock prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund.

- Investment style risk, which is the chance that the returns from REIT stocks--which typically are small- or mid-capitalization stocks--will trail returns from the overall stock market. Historically, these stocks have performed quite differently from the overall market.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other com parative benchmarks. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

      ----------------------------------------------------
              ANNUAL TOTAL RETURNS--INVESTOR SHARES
                    SCALE RANGE -40% to 60%



                          1997   18.77
                          1998  -16.32
                          1999   -4.04
                          2000   26.35
                          2001   12.35
                          2002    3.75
                          2003   35.65
      ----------------------------------------------------
The year-to-date return as of the most recent calendar quarter, which ended June 30, 2004, was 5.10%.
      ----------------------------------------------------

2


     During the periods shown in the bar chart, the highest return for a calendar quarter was 12.27% (quarter ended June 30, 2003), and the lowest return for a quarter was -10.41% (quarter ended September 30, 1998).


      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                                           SINCE
                                            1 YEAR     5 YEARS       INCEPTION*
-------------------------------------------------------------------------------
Vanguard REIT Index Fund Investor Shares      35.65%      13.90%         12.63%
Comparative Benchmarks:
Dow Jones Wilshire 5000 Index (reflects
  no deduction for fees, expenses, or taxes)  31.64        0.42           8.23
 Morgan Stanley REIT Index (reflects no
  deduction for fees, expenses, or taxes)     36.74       14.12          12.70
 Target REIT Composite**                      35.92       13.89          12.57
--------------------------------------------------------------------------------
 *Since-inception returns are from May 13, 1996--the inception date of the
  Investor Shares--through December 31, 2003.
**The Target REIT Composite consists of the Morgan Stanley REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).
-------------------------------------------------------------------------------


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2004.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                      1%*

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.22%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.24%

    *The 1% fee applies to shares redeemed within one year of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 1% fee.

     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $25          $77       $135         $306
--------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

================================================================================
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard REIT Index Fund Investor Shares' expense ratio in fiscal year 2004 was 0.24%, or $2.40 per $1,000 of average net assets. The average real estate mutual fund had expenses in 2003 of 1.66%, or $16.60 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
================================================================================
================================================================================
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
================================================================================
================================================================================
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are distributed quarterly in March,      REIT
June, September, and December; capital gains, if
any, are distributed annually in December.         VANGUARD FUND NUMBER
                                                   123
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge, Pa.,             CUSIP NUMBER
since inception                                    921908703

INCEPTION DATE                                     TICKER SYMBOL
May 13, 1996                                       VGSIX

NET ASSETS (ALL SHARE CLASSES) AS OF JANUARY 31,
2004
$4.2 billion
================================================================================

4

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this FLAG symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE



The Fund normally invests approximately 98% of its assets in stocks of equity real estate investment trusts (REITs) and holds any remaining assets in cash investments to meet shareholder redemptions. This policy may only be changed upon 60 days' notice to shareholders.



================================================================================
                                PLAIN TALK ABOUT
                                      REITS

Rather than directly owning properties--which can be costly and difficult to convert into cash when needed--some investors buy shares in a company that owns and manages real estate. Such a company is known as a real estate investment trust, or REIT. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages, and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties. REITs also offer the potential for higher income than an investment in common stocks would provide. As with any investment in real estate, however, a REIT's performance depends on specific factors, such as the company's ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. That said, returns from REITs may not correspond to returns from direct property ownership.
================================================================================

FLAG
THE FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM REIT STOCKS--WHICH TYPICALLY ARE SMALL- OR MID-CAP STOCKS--WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. HISTORICALLY, THESE STOCKS HAVE PERFORMED QUITE DIFFERENTLY FROM THE OVERALL MARKET.

     Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. REITs in the Morgan Stanley REIT Index tend to be small and mid-cap stocks. The asset-weighted median market capitalization of the Fund as of January 31, 2004, was $2.8 billion.



     Small- and mid-cap stocks tend to have greater volatility than large-cap stocks because, among other things, smaller companies often have fewer customers, financial resources, and products than larger firms. Such characteristics can make small and medium-size companies more sensitive to changing economic conditions. REIT stocks tend to have a significant amount of dividend income to soften the impact of this volatility. However, the Fund, is subject to additional risk because of the concentration in the real estate sector. This focus on a single sector may result in more risk than that for a more diversified multi-sector portfolio.


================================================================================
                                PLAIN TALK ABOUT
                                 TYPES OF REITS

An equity REIT owns properties directly. Equity REITs generate income from rental and lease payments, and they offer the potential for growth from property appreciation as well as occasional capital gains from the sale of property. A mortgage REIT makes loans to commercial real estate developers. Mortgage REITs earn interest income and are subject to credit risk (that is, the chance that a developer will fail to repay a loan). A hybrid REIT holds both properties and mortgages. The Fund invests in equity REITs only and not in other types of REITs.
================================================================================


FLAG
THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average annualized total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

         U.S. STOCK MARKET RETURNS (1926-2003)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%     19.9%      17.8%
Worst                -43.1    -12.4      -0.7        3.1
Average               12.4     10.7      11.2       11.3
----------------------------------------------------------

6


     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2003. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.7%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

FLAG
THE FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT REIT STOCK PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE HIGH FOR THE FUND.

     In general, during periods of high interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain.


FLAG
THE FUND IS SUBJECT TO INDUSTRY CONCENTRATION RISK, WHICH IS THE CHANCE THAT THE STOCKS OF REITS WILL DECLINE BECAUSE OF ADVERSE DEVELOPMENTS AFFECTING THE REAL ESTATE INDUSTRY AND REAL PROPERTY VALUES. BECAUSE THE FUND CONCENTRATES ITS ASSETS IN REIT STOCKS, INDUSTRY CONCENTRATION RISK IS HIGH.


     Because of its emphasis on REIT stocks, the Fund's performance may at times be linked to the ups and downs of the real estate market. In general, real estate values can be affected by a variety of factors, including supply and demand for properties; the economic health of the country as well as different regions; and the strength of specific industries that rent properties. Ultimately, an individual REIT's performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses because of casualty or condemnation, increases in property taxes, or changes in zoning laws. Loss of IRS status as a qualified REIT may also affect an individual REIT's performance.

     The target index tracked by the Fund is broadly diversified. Similarly, the Fund is broadly diversified, holding stocks of more than 100 companies. It is possible that the Fund's target index, in the future, could become less diversified if the index's largest companies significantly increase in value relative to the index's other components. In an extreme situation, the Fund might no longer meet the legal definition of "diversified." For this reason, the Fund is classified as "nondiversified." However, the Fund, from its inception until the date of this prospectus, in actuality has been diversified, and Vanguard expects the Fund to continue to be diversified.

SECURITY SELECTION


The Fund employs an indexing, or passively managed, investment approach. The Fund's advisor, The Vanguard Group (Vanguard), normally invests approximately 98% of the Fund's assets in REIT securities in an attempt to parallel the performance of the target benchmark, the Morgan Stanley REIT Index.


     The Fund holds each stock contained in the Morgan Stanley REIT Index in roughly the same proportion as in the Index itself. For example, if 5% of the Morgan Stanley REIT Index were made up of the stock of a specific REIT, the Fund would invest the same percentage of its noncash assets in that stock.

     The Morgan Stanley REIT Index is made up of the stocks of publicly traded equity REITs that meet certain criteria. For example, to be included initially in the Index, a REIT must have a total market capitalization of at least $100 million and have enough shares and trading volume to be considered liquid. In line with the Index, the Fund invests in equity REITs only.

     As of January 31, 2004, 115 equity REITs were included in the Index. The Index is rebalanced quarterly, except when a merger, acquisition, or similar corporate action dictates same-day rebalancing. On a quarterly basis, existing stocks are tested for continued compliance with the guidelines of the Index. A REIT may be removed from the Index because its market capitalization falls below $75 million, because it becomes illiquid, or because of other changes in its status.


     Stocks in the Morgan Stanley REIT Index represent a broadly diversified range of property types. The Fund's Index's makeup, as of January 31, 2004, was as follows:


=============================================
PROPERTY TYPES            PERCENTAGE OF INDEX
---------------------------------------------
Retail                                  25%
Office                                  18
Residential Apartments                  17
Industrial                              16
Diversified                             12
Health Care                              6
Hotels                                   4
Short-Term Reserves                      2
---------------------------------------------

     The Fund is generally managed without regard to tax ramifications.



CASH MANAGEMENT
Vanguard may invest the Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds established under an SEC exemption. The Fund bears it proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.



OTHER INVESTMENT POLICIES AND RISKS

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same general market as the current index.

     Besides investing in common stocks of REITs, the Fund may make other kinds of investments to achieve its objective.

8

     The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

REDEMPTION FEE


The Fund charges a fee on shares that are redeemed before they have been held for one year. This fee applies when shares are redeemed by selling or by exchange to another Vanguard fund. Shares you have held the longest will be redeemed first. Unlike a sales charge or load paid to a broker or fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. The Fund may waive the redemption fee for certain categories of investors. The Fund may further modify its redemption policies at any time without giving advance notice to shareholders.


COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor.

- Each Vanguard fund (other than money market funds) limits the number of times that an investor can exchange into and out of the fund.

-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.

See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.



TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

================================================================================
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for all real estate funds was 129%, as reported by Morningstar, Inc., on January 31, 2004.
================================================================================

THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $715 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.


================================================================================
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
================================================================================

INVESTMENT ADVISOR

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as the Fund's advisor through its Quantitative Equity Group. As of January 31, 2004, Vanguard served as advisor for about $513 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

     For the fiscal year ended January 31, 2004, the advisory expenses represented an effective annual rate of 0.004% of the Fund's average net assets.

     The advisor is authorized to choose broker-dealers to handle the purchase and sale of the Fund's securities and to seek to obtain the best available price and most favorable execution for all transactions under the circumstances. Also, the Fund's board of trustees may direct the advisor to use a particular broker

10


for certain transactions in exchange for commission rebates paid to the Fund as well as for brokerage or research services provided to the advisor for the benefit of the Fund.

================================================================================
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISOR

The manager primarily responsible for overseeing the Fund's investments is:

GEORGE U. SAUTER, Managing Director and Chief Investment Officer of Vanguard. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987. Education: A.B., Dartmouth College; M.B.A., University of Chicago.
================================================================================


DIVIDENDS, CAPITAL GAINS, AND TAXES

Each March, June, September, and December, Vanguard REIT Index Fund pays out to shareholders virtually all of the distributions it receives from its REIT investments, less expenses. Distributions may include income, return of capital, and capital gains. The Fund may also realize capital gains on the sale of its REIT investments. Distributions of these gains, if any, are included in the December distribution. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year.

     Your  distributions  will be  reinvested  in  additional  Fund  shares  and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

================================================================================
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
================================================================================


================================================================================
                                PLAIN TALK ABOUT
                                RETURN OF CAPITAL

The Internal Revenue Code requires a REIT to distribute at least 90% of its taxable income to investors. In many cases, however, because of "noncash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to investors. Such a distribution is classified as a return of capital.
================================================================================

                                                                              11
SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.

     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

12

================================================================================
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


The Investor Shares began fiscal year 2004 with a net asset value (price) of $11.52 per share. During the year, each Investor Share earned $0.579 from investment income (interest and dividends) and $4.511 from investments that have appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.78 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $15.83, reflecting earnings of $5.09 per share and distributions of $0.78 per share. This was an increase of $4.31 per share (from $11.52 at the beginning of the year to $15.83 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 45.39% for the year.

As of January 31, 2004, the Investor Shares had approximately $3.4 billion in net assets. For the year, the expense ratio was 0.24% ($2.40 per $1,000 of net assets), and the net investment income amounted to 4.10% of average net assets. The Fund sold and replaced securities valued at 7% of its net assets.
================================================================================

REIT INDEX FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED JANUARY 31,
                                                    ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2004         2003        2002       2001        2000
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $11.52       $12.10      $11.61     $ 9.91      $10.81
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .579         .606        .631       .642       .660
  Net Realized and Unrealized Gain (Loss)
    on Investments*                                        4.511        (.426)       .669      1.878      (.780)
----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                       5.090         .180       1.300      2.520      (.120)
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.678)       (.667)      (.631)     (.644)     (.670)
  Distributions from Realized Capital Gains                   --           --          --         --         --
  Return of Capital                                        (.102)       (.093)      (.179)     (.176)     (.110)
----------------------------------------------------------------------------------------------------------------
    Total Distributions                                    (.780)       (.760)      (.810)     (.820)     (.780)
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                            $15.83       $11.52      $12.10     $11.61     $ 9.91
================================================================================================================

TOTAL RETURN**                                            45.39%        1.20%      11.59%     26.13%     -1.04%
================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Ratios/Supplemental Data
  Net Assets, End of Period (Millions)                    $3,383       $1,734      $1,270     $1,092       $888
  Ratio of Total Expenses to Average Net Assets            0.24%        0.27%       0.28%      0.33%      0.33%
  Ratio of Net Investment Income to Average Net Assets     4.10%        4.90%       5.35%      5.73%      5.98%
  Portfolio Turnover Rate                                     7%          12%         10%       21%+        12%
================================================================================================================
 *Includes increases from redemption fees of $0.00, $0.01, $0.00, $0.00, and, $0.01.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
 +The portfolio turnover rate excluding in-kind redemptions was 14%.

INVESTING WITH VANGUARD

Your retirement or savings plan investment options include the Fund. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

- If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.

- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

     In all cases, your transaction will be based on the Fund's NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your TRADE DATE.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard/(R)/ funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

     If you are exchanging out of the International Growth Fund, International Value Fund, International Explorer(TM) Fund, European Stock Index Fund, Pacific Stock Index Fund, Emerg ing Markets Stock Index Fund, Total International Stock Index Fund, Developed Markets Index Fund, or Institutional Developed Markets
Index Fund, regardless of the dollar amount, the following policies generally apply:

-    You must wait 90 days before exchanging back into the fund from any source.

-    The 90-day clock restarts after every exchange out of the fund.

- Exchanges out of the fund will not prevent you from making your usual periodic contributions to the fund through your employer plan.

14


     For ALL OTHER VANGUARD FUNDS, the following policies generally apply:

- Participant exchange activity is limited to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH NON-MONEY-MARKET FUNDS (at least 90 days apart) during any 12-month period.

- A "round trip" is a redemption from a fund followed by a purchase back into the fund.

- "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of a fund.

     Please note that Vanguard reserves the right to revise the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.

     Before making an exchange to or from another fund available in your plan, consider the following:

- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.


ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.


The Vanguard Group, Vanguard, PlainTalk, Explorer, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COST BASIS
The adjusted cost of an investment, used to determine a capital gain or loss for tax purposes.

DISTRIBUTIONS
Payments to shareholders of dividend income, capital gains, and return of capital generated by the fund's investment activities and distribution policies, after expenses.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INDUSTRY CONCENTRATION
Focusing on the securities of a specific industry (such as energy, precious metals, health care, or real estate).

INVESTMENT ADVISOR

An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

LIQUIDITY
The degree of a security's marketability (that is, how quickly the security can be sold at a fair price and converted to cash).

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a particular stock or bond market index; also known as indexing.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.


REAL ESTATE INVESTMENT TRUST (REIT)
A company that owns and manages a group of properties, mortgages, or both.

RETURN OF CAPITAL
A nontaxable portion of distributions. In general, the cost basis of an investment is reduced when a return of capital is distributed.


TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                  {SHIP GRAPHIC}
                                                          THE VANGUARD GROUP (R)
                                                          Institutional Division
                                                            Post Office Box 2900
                                                     Valley Forge, PA 19482-2900

FOR MORE INFORMATION

If you would like more information about Vanguard REIT Index Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-3916

(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


I123 092004

VANGUARD(R) REIT INDEX FUND


Admiral(TM) Shares for Participants . September 23, 2004


This prospectus
contains financial data
for the Fund through
the fiscal year ended
January 31, 2004.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VANGUARD REIT INDEX FUND
Admiral Shares
Participant Prospectus

September 23, 2004

A Real Estate Stock Mutual Fund

================================================================================
CONTENTS
--------------------------------------------------------------------------------

  1 FUND PROFILE
  3 ADDITIONAL INFORMATION
  4 MORE ON THE FUND
  9 THE FUND AND VANGUARD
  9 INVESTMENT ADVISOR
 10 DIVIDENDS, CAPITAL GAINS, AND TAXES
 11 SHARE PRICE
 11 FINANCIAL HIGHLIGHTS
 13 INVESTING WITH VANGUARD
 14 ACCESSING FUND INFORMATION
    BY COMPUTER

 GLOSSARY OF INVESTMENT TERMS
================================================================================
================================================================================
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Fund's Admiral Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
--------------------------------------------------------------------------------

FUND PROFILE

INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of income and moderate long-term capital apprecia tion by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs.



PRIMARY INVESTMENT STRATEGIES
The Fund normally invests approximately 98% of its assets in stocks issued by equity real estate investment trusts (known as REITs) in an attempt to parallel the investment performance of the Morgan Stanley REIT Index. The Fund invests in the stocks that make up the Index; the remaining assets are allocated to cash investments.



PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


- Industry concentration risk, which is the chance that the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. Because the Fund concentrates its assets in REIT stocks, industry concentration risk is high.


- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Interest rate risk, which is the chance that REIT stock prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund.

- Investment style risk, which is the chance that the returns from REIT stocks--which typically are small- or mid-capitalization stocks--will trail returns from the overall stock market. Historically, these stocks have performed quite differently from the overall market.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and other com parative benchmarks. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

      ----------------------------------------------------
              ANNUAL TOTAL RETURN--ADMIRAL SHARES
                   SCALE RANGE -40% to 60%



                         2002    3.73
                         2003   35.78
      ----------------------------------------------------
The year-to-date return as of the most recent calendar quarter, which ended June 30, 2004, was 5.12%.
      ----------------------------------------------------

2


     During the periods shown in the bar chart, the highest return for a calendar quarter was 12.36% (quarter ended June 30, 2003), and the lowest return for a quarter was -8.46% (quarter ended September 30, 2002).


--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                               SINCE INCEPTION*
                                                     1 YEAR
--------------------------------------------------------------------------------
Vanguard REIT Index Fund Admiral Shares              35.78%            20.68%
Comparative Benchmarks:
Dow Jones Wilshire 5000 Index (reflects no
  deduction for fees, expenses, or taxes)            31.64              3.96
 Morgan Stanley REIT Index (reflects no deduction
  for fees, expenses, or taxes)                      36.74             21.11
 Target REIT Composite**                             35.92             20.69
--------------------------------------------------------------------------------
 *Since-inception returns are from November 12, 2001--the inception date of the
  Admiral Shares--through December 31, 2003.
**The Target REIT Composite consists of the Morgan Stanley REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).
--------------------------------------------------------------------------------


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2004.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                      1%*

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.16%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.18%

    *The 1% fee applies to shares redeemed within one year of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 1% fee.

     The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $18          $58       $101         $230
--------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

================================================================================
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard REIT Index Fund Admiral Shares' expense ratio in fiscal year 2004 was 0.18%, or $1.80 per $1,000 of average net assets. The average real estate mutual fund had expenses in 2003 of 1.66%, or $16.60 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
================================================================================
================================================================================
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
================================================================================
================================================================================
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                       NET ASSETS (ALL SHARE CLASSES)
Dividends are distributed quarterly in March,     AS OF JANUARY 31, 2004
June, September, and December; capital gains,     $4.2 billion
if any, are distributed annually in December.

INVESTMENT ADVISOR
The Vanguard Group, Valley Forge, Pa.,            NEWSPAPER ABBREVIATION
since inception                                   REITAdml

INCEPTION DATE                                    VANGUARD FUND NUMBER
Investor Shares--May 13, 1996                     5123
Admiral Shares--November 12, 2001
                                                  CUSIP NUMBER
                                                  921908877

                                                  TICKER SYMBOL
                                                  VGSLX
================================================================================

4

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this FLAG symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE



The Fund normally invests approximately 98% of its assets in stocks of equity real estate investment trusts (REITs) and holds any remaining assets in cash investments to meet shareholder redemptions. This policy may only be changed upon 60 days' notice to shareholders.



================================================================================
                                PLAIN TALK ABOUT
                                      REITS

Rather than directly owning properties--which can be costly and difficult to convert into cash when needed--some investors buy shares in a company that owns and manages real estate. Such a company is known as a real estate investment trust, or REIT. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages, and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties. REITs also offer the potential for higher income than an investment in common stocks would provide. As with any investment in real estate, however, a REIT's performance depends on specific factors, such as the company's ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. That said, returns from REITs may not correspond to returns from direct property ownership.
================================================================================

FLAG
THE FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM REIT STOCKS--WHICH TYPICALLY ARE SMALL- OR MID-CAP STOCKS--WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. HISTORICALLY, THESE STOCKS HAVE PERFORMED QUITE DIFFERENTLY FROM THE OVERALL MARKET.

     Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. REITs in the Morgan Stanley REIT Index tend to be small and mid-cap stocks. The asset-weighted median market capitalization of the Fund as of January 31, 2004, was $2.8 billion.



     Small- and mid-cap stocks tend to have greater volatility than large-cap stocks because, among other things, smaller companies often have fewer customers, financial resources, and products than larger firms. Such characteristics can make small and medium-size companies more sensitive to changing economic conditions. REIT stocks tend to have a significant amount of dividend income to soften the impact of this volatility. However, the Fund, is subject to additional risk because of the concentration in the real estate sector. This focus on a single sector may result in more risk than that for a more diversified multi-sector portfolio.


================================================================================
                                PLAIN TALK ABOUT
                                 TYPES OF REITS

An equity REIT owns properties directly. Equity REITs generate income from rental and lease payments, and they offer the potential for growth from property appreciation as well as occasional capital gains from the sale of property. A mortgage REIT makes loans to commercial real estate developers. Mortgage REITs earn interest income and are subject to credit risk (that is, the chance that a developer will fail to repay a loan). A hybrid REIT holds both properties and mortgages. The Fund invests in equity REITs only and not other types of REITs.
================================================================================


FLAG
THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average annualized total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

         U.S. STOCK MARKET RETURNS (1926-2003)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%     19.9%      17.8%
Worst                -43.1    -12.4      -0.8        3.1
Average               12.4     10.7      11.2       11.3
----------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2003. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.7%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past

6

performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

FLAG
THE FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT REIT STOCK PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE HIGH FOR THE FUND.

     In general, during periods of high interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain.


FLAG
THE FUND IS SUBJECT TO INDUSTRY CONCENTRATION RISK, WHICH IS THE CHANCE THAT THE STOCKS OF REITS WILL DECLINE BECAUSE OF ADVERSE DEVELOPMENTS AFFECTING THE REAL ESTATE INDUSTRY AND REAL PROPERTY VALUES. BECAUSE THE FUND CONCENTRATES ITS ASSETS IN REIT STOCKS, INDUSTRY CONCENTRATION RISK IS HIGH.


     Because of its emphasis on REIT stocks, the Fund's performance may at times be linked to the ups and downs of the real estate market. In general, real estate values can be affected by a variety of factors, including supply and demand for properties; the economic health of the country as well as different regions; and the strength of specific industries that rent properties. Ultimately, an individual REIT's performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses because of casualty or condemnation, increases in property taxes, or changes in zoning laws. Loss of IRS status as a qualified REIT may also affect an individual REIT's performance.

     The target index tracked by the Fund is broadly diversified. Similarly, the Fund is broadly diversified, holding stocks of more than 100 companies. It is possible that the Fund's target index, in the future, could become less diversified if the index's largest companies significantly increase in value relative to the index's other components. In an extreme situation, the Fund might no longer meet the legal definition of "diversified." For this reason, the Fund is classified as "nondiversified." However, the Fund, from its inception until the date of this prospectus, in actuality has been diversified, and Vanguard expects the Fund to continue to be diversified.

SECURITY SELECTION


The Fund employs an indexing, or passively managed, investment approach. The Fund's advisor, The Vanguard Group (Vanguard), normally invests approximately 98% of the Fund's assets in REIT securities in an attempt to parallel the performance of the target benchmark, the Morgan Stanley REIT Index.


     The Fund holds each stock contained in the Morgan Stanley REIT Index in roughly the same proportion as in the Index itself. For example, if 5% of the Morgan Stanley REIT Index were made up of the stock of a specific REIT, the Fund would invest the same percentage of its noncash assets in that stock.

     The Morgan Stanley REIT Index is made up of the stocks of publicly traded equity REITs that meet certain criteria. For example, to be included initially in the Index, a REIT must have a total market capitalization of at least $100 million and have enough shares and trading volume to be considered liquid. In line with the Index, the Fund invests in equity REITs only.

     As of January 31, 2004, 115 equity REITs were included in the Index. The Index is rebalanced quarterly, except when a merger, acquisition, or similar corporate action dictates same-day rebalancing. On a quarterly basis, existing stocks are tested for continued compliance with the guidelines of the Index. A REIT may be removed from the Index because its market capitalization falls below $75 million, because it becomes illiquid, or because of other changes in its status.


     Stocks in the Morgan Stanley REIT Index represent a broadly diversified range of property types. The Fund's Index's makeup, as of January 31, 2004, was as follows:


=============================================
PROPERTY TYPES            PERCENTAGE OF INDEX
---------------------------------------------
Retail                                  25%
Office                                  18
Residential Apartments                  17
Industrial                              16
Diversified                             12
Health Care                              6
Hotels                                   4
Short-Term Reserves                      2
---------------------------------------------

     The Fund is generally managed without regard to tax ramifications.


CASH MANAGEMENT Vanguard may invest the Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds established under an SEC exemption. The Fund bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.


OTHER INVESTMENT POLICIES AND RISKS

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same general market as the current index.

     Besides investing in common stocks of REITs, the Fund may make other kinds of investments to achieve its objective.

     The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

REDEMPTION FEE

The Fund charges a fee on shares that are redeemed before they have been held for one year. This fee applies when shares are redeemed by selling or by exchange to another Vanguard fund. Shares you have held the longest will be

8


redeemed first. Unlike a sales charge or load paid to a broker or fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. The Fund may waive the redemption fee for certain categories of investors. The Fund may further modify its redemption policies at any time without giving advance notice to shareholders.


COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor.

- Each Vanguard fund (other than money market funds) limits the number of times that an investor can exchange into and out of the fund.

-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.

See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

================================================================================
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for all real estate funds was 129%, as reported by Morningstar, Inc., on January 31, 2004.
================================================================================

THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $715 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a Fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

================================================================================
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE


The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
================================================================================

INVESTMENT ADVISOR

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as the Fund's advisor through its Quantitative Equity Group. As of January 31, 2004, Vanguard served as advisor for about $513 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

     For the fiscal year ended January 31, 2004, the advisory expenses represented an effective annual rate of 0.004% of the Fund's average net assets.

     The advisor is authorized to choose broker-dealers to handle the purchase and sale of the Fund's securities and to seek to obtain the best available price and most favorable execution for all transactions under the circumstances. Also, the Fund's board of trustees may direct the advisor to use a particular broker for certain transactions in exchange for commission rebates paid to the Fund as well as for brokerage or research services provided to the advisor for the benefit of the Fund.

================================================================================
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISOR

The manager primarily responsible for overseeing the Fund's investments is:

GEORGE U. SAUTER, Managing Director and Chief Investment Officer of Vanguard. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987. Education: A.B., Dartmouth College; M.B.A., University of Chicago.
================================================================================

10

DIVIDENDS, CAPITAL GAINS, AND TAXES

Each March, June, September, and December, Vanguard REIT Index Fund pays out to shareholders virtually all of the distributions it receives from its REIT investments, less expenses. Distributions may include income, return of capital, and capital gains. The Fund may also realize capital gains on the sale of its REIT investments. Distributions of these gains, if any, are included in the December distribution. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year.

     Your  distributions  will be  reinvested  in  additional  Fund  shares  and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

================================================================================
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
================================================================================
================================================================================
                                PLAIN TALK ABOUT
                                RETURN OF CAPITAL

The Internal Revenue Code requires a REIT to distribute at least 90% of its taxable income to investors. In many cases, however, because of "noncash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to investors. Such a distribution is classified as a return of capital.
================================================================================

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.

     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Admiral Shares' financial performance for the periods shown, and certain information reflects financial results for a single Admiral Share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Admiral Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

12

================================================================================
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Admiral Shares began fiscal year 2004 with a net asset value (price) of $49.14 per share. During the year, each Admiral Share earned $2.508 from investment income (interest and dividends) and $19.279 from investments that have appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $3.367 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $67.56, reflecting earnings of $21.787 per share and distributions of $3.367 per share. This was an increase of $18.42 per share (from $49.14 at the beginning of the year to $67.56 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 45.57% for the year.

As of January 31, 2004, the Admiral Shares had approximately $733 million in net assets. For the year, the expense ratio was 0.18% ($1.80 per $1,000 of net assets), and the net investment income amounted to 4.16% of average net assets. The Fund sold and replaced securities valued at 7% of its net assets.
================================================================================

REIT INDEX FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                                        NOV. 12,
                                                      YEAR ENDED        2001* TO
                                                     JANUARY 31,        JAN. 31,
                                                    ---------------  -----------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD      2004       2003         2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $49.14     $51.65      $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                            2.508      2.619        .494
  Net Realized and Unrealized Gain (Loss)
    on Investments**                              19.279     (1.854)      2.401
--------------------------------------------------------------------------------
    Total from Investment Operations              21.787       .765       2.895
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income            (2.931)    (2.878)      (.970)
  Distributions from Realized Capital Gains           --         --          --
  Return of Capital                                (.436)     (.397)      (.275)
--------------------------------------------------------------------------------
    Total Distributions                           (3.367)    (3.275)     (1.245)
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                    $67.56     $49.14      $51.65
================================================================================

TOTAL RETURN+                                     45.57%      1.19%       5.78%
================================================================================

RATIOS/SUPPLEMENTAL DATA

  Net Assets, End of Period (Millions)              $733       $320        $166
  Ratio of Total Expenses to Average Net Assets    0.18%      0.21%     0.23%++
  Ratio of Net Investment Income to
    Average Net Assets                             4.16%      4.99%     5.27%++
  Portfolio Turnover Rate                             7%        12%         10%
================================================================================
 *Inception.
**Includes increases from redemption fees of $0.01, $0.03, and $0.01.
 +Total  returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
++Annualized.

INVESTING WITH VANGUARD

Your retirement or savings plan investment options include the Fund. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

- If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.

- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

     In all cases, your transaction will be based on the Fund's NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your TRADE DATE.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard/(R)/ funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

     If you are exchanging out of the International Growth Fund, International Value Fund, International Explorer(TM) Fund, European Stock Index Fund, Pacific Stock Index Fund, Emerg ing Markets Stock Index Fund, Total International Stock Index Fund, Developed Markets Index Fund, or Institutional Developed Markets
Index Fund, regardless of the dollar amount, the following policies generally apply:

-    You must wait 90 days before exchanging back into the fund from any source.

-    The 90-day clock restarts after every exchange out of the fund.

- Exchanges out of the fund will not prevent you from making your usual periodic contributions to the fund through your employer plan.

14


     For ALL OTHER VANGUARD FUNDS, the following policies generally apply:

- Participant exchange activity is limited to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH NON-MONEY-MARKET FUNDS (at least 90 days apart) during any 12-month period.

- A "round trip" is a redemption from a fund followed by a purchase back into the fund.

- "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of a fund.

     Please note that Vanguard reserves the right to revise the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.

     Before making an exchange to or from another fund available in your plan, consider the following:

- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.


ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.


The Vanguard Group, Vanguard, PlainTalk, Admiral, Explorer, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COST BASIS
The adjusted cost of an investment, used to determine a capital gain or loss for tax purposes.

DISTRIBUTIONS
Payments to shareholders of dividend income, capital gains, and return of capital generated by the fund's investment activities and distribution policies, after expenses.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INDUSTRY CONCENTRATION
Focusing on the securities of a specific industry (such as energy, precious metals, health care, or real estate).

INVESTMENT ADVISOR

An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

LIQUIDITY
The degree of a security's marketability (that is, how quickly the security can be sold at a fair price and converted to cash).

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


NET ASSET VALUE (NAV)
The market value of a mutual fund's total assts, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


PASSIVE MANAGEMENT

A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a particular stock or bond market index; also known as indexing.

PRINCIPAL

The face value of a debt instrument or the amount of money put into an investment.


REAL ESTATE INVESTMENT TRUST (REIT)
A company that owns and manages a group of properties, mortgages, or both.

RETURN OF CAPITAL
A nontaxable portion of distributions. In general, the cost basis of an investment is reduced when a return of capital is distributed.


TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                  {SHIP GRAPHIC}
                                                          THE VANGUARD GROUP (R)
                                                          Institutional Division
                                                            Post Office Box 2900
                                                     Valley Forge, PA 19482-2900

FOR MORE INFORMATION

If you would like more information about Vanguard REIT Index Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-3916

(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


I5123 092004

VANGUARD(R) REIT INDEX FUND


Institutional Shares . September 23, 2004


This prospectus
contains financial data
for the Fund through
the fiscal year ended
January 31, 2004.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VANGUARD REIT INDEX FUND
Institutional Shares
Prospectus


September 23, 2004


A Real Estate Stock Mutual Fund


================================================================================
CONTENTS
--------------------------------------------------------------------------------

 1 FUND PROFILE                         15 INVESTING WITH VANGUARD

 4 ADDITIONAL INFORMATION                        15 Buying Shares

 4 MORE ON THE FUND                              17 Converting Shares

 9 THE FUND AND VANGUARD                         18 Redeeming Shares

10 INVESTMENT ADVISOR                            20 Exchanging Shares

10 DIVIDENDS, CAPITAL GAINS,                     21 Other Rules You Should Know
   AND TAXES
                                                 23 Fund and Account Updates
13 SHARE PRICE
                                                 24 Contacting Vanguard
13 FINANCIAL HIGHLIGHTS
                                        26 VIPER SHARES

                                        GLOSSARY OF INVESTMENT TERMS

================================================================================


================================================================================
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

================================================================================
SHARE CLASS OVERVIEW


The Fund offers four separate classes of shares: Investor Shares, Admiral/TM/ Shares, VIPER Shares and Institutional Shares. This prospectus offers the Fund's Institutional Shares, which are for investors who do not require special employee benefit plan services and who are willing to invest a minimum of $10 million. A separate prospectus offers the Fund's Investor Shares and Admiral Shares, which have investment minimums of $3,000 ($1,000 for IRAs) and $250,000, respectively. To obtain a copy of the prospectus for Investor Shares and Admiral Shares, please call Vanguard at 1-800-662-7447. In addition, the Fund provides an exchange-traded class of shares (VIPER Shares). These shares are also offered through a separate prospectus. A brief description and how to convert into them appears on pages 26 to 28 of this prospectus.


The Fund's separate share classes have different expenses; as a result, their investment performances will differ.

--------------------------------------------------------------------------------

FUND PROFILE

INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of income and moderate long-term capital apprecia tion by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs.



PRIMARY INVESTMENT STRATEGIES
The Fund normally invests approximately 98% of its assets in stocks issued by equity real estate investment trusts (known as REITs) in an attempt to parallel the investment performance of the Morgan Stanley REIT Index. The Fund invests in the stocks that make up the Index; the remaining assets are allocated to cash investments.



PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


- Industry concentration risk, which is the chance that the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. Because the Fund concentrates its assets in REIT stocks, industry concentration risk is high.

- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Interest rate risk, which is the chance that REIT stock prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund.

- Investment style risk, which is the chance that the returns from REIT stocks--which typically are small- or mid-capitalization stocks--will trail returns from the overall stock market. Historically, these stocks have performed quite differently from the overall market.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. Both the bar chart and the table present information for the Investor Shares, because Institutional Shares were not available during the time periods shown. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Investor Shares compare with those of its target index and other comparative benchmarks. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

2


      ----------------------------------------------------
              ANNUAL TOTAL RETURNS--INVESTOR SHARES
                    SCALE RANGE -40% to 60%



                        1997   18.77
                        1998  -16.32
                        1999   -4.04
                        2000   26.35
                        2001   12.35
                        2002    3.75
                        2003   35.65
      ----------------------------------------------------
The year-to-date return as of the most recent calendar quarter, which ended June 30, 2004, was 5.18%.
      ----------------------------------------------------



     During the periods shown in the bar chart, the highest return for a calendar quarter was 12.27% (quarter ended June 30, 2003), and the lowest return for a quarter was -10.41% (quarter ended September 30, 1998).



      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                                           SINCE
                                       1 YEAR          5 YEARS       INCEPTION*
-------------------------------------------------------------------------------
VANGUARD REIT INDEX FUND INVESTOR SHARES
 Return Before Taxes                    35.65%           13.90%         12.63%
 Return After Taxes on Distributions    33.38            11.50          10.31
 Return After Taxes on Distributions
  and Sale of Fund Shares               23.03            10.46           9.51
--------------------------------------------------------------------------------
COMPARATIVE BENCHMARKS:
DOW JONES WILSHIRE 5000 INDEX
  (reflects no deduction for fees,
  expenses, or taxes)                  31.64%             0.42%          8.23%
 MORGAN STANLEY REIT INDEX (reflects
  no deduction for fees, expenses,
  or taxes)                            36.74             14.12          12.70
 TARGET REIT COMPOSITE**               35.92             13.89          12.57
--------------------------------------------------------------------------------
 *Since-inception returns are from May 13, 1996--the inception date of the
  Investor Shares--through December 31, 2003.
**The Target REIT Composite consists of the Morgan Stanley REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).
--------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                      1%*

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.14%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.01%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.15%

    *The 1% fee applies to shares redeemed within one year of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 1% fee.

     The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $15          $48        $85          $192
--------------------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

================================================================================
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. We expect Vanguard REIT Index Fund Institutional Shares' expense ratio for the current fiscal year to be 0.15%, or $1.50 per $1,000 of average net assets. The average real estate mutual fund had expenses in 2003 of 1.66%, or $16.60 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
================================================================================

4

================================================================================
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
================================================================================
================================================================================
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                        MINIMUM INITIAL INVESTMENT
Dividends are distributed quarterly in March,      $10 million
June, September, and December; capital gains, if
any are distributed annually in December.          NEWSPAPER ABBREVIATION
                                                   REITInstl
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge, Pa.,             VANGUARD FUND NUMBER
since inception                                    3123

INCEPTION DATE                                     CUSIP NUMBER
Investor Shares--May 13, 1996                      921908869
Institutional Shares--November 25, 2003
                                                   TICKER SYMBOL
NET ASSETS (ALL SHARE CLASSES) AS OF               VGSNX
JANUARY 31, 2004
$4.2 billion
================================================================================

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this FLAG symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE



The Fund normally invests approximately 98% of its assets in stocks of equity real estate investment trusts (REITs) and holds any remaining assets in cash investments to meet shareholder redemptions. This policy may only be changed upon 60 days' notice to shareholders.



================================================================================
                                PLAIN TALK ABOUT
                                      REITS

Rather than directly owning properties--which can be costly and difficult to convert into cash when needed--some investors buy shares in a company that owns and manages real estate. Such a company is known as a real estate investment trust, or REIT. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages, and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties. REITs also offer the potential for higher income than an investment in common stocks would provide. As with any investment in real estate, however, a REIT's performance depends on specific factors, such as the company's ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. That said, returns from REITs may not correspond to returns from direct property ownership.
================================================================================

FLAG
THE FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM REIT STOCKS--WHICH TYPICALLY ARE SMALL- OR MID-CAP STOCKS--WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. HISTORICALLY, THESE STOCKS HAVE PERFORMED QUITE DIFFERENTLY FROM THE OVERALL MARKET.

     Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. REITs in the Morgan Stanley REIT Index tend to be small and mid-cap stocks. The asset-weighted median market capitalization of the Fund as of January 31, 2004, was $2.8 billion.

     Small- and mid-cap stocks tend to have greater volatility than large-cap stocks because, among other things, smaller companies often have fewer customers, financial resources, and products than larger firms. Such characteristics can make small and medium-size companies more sensitive to changing economic conditions. REIT stocks tend to have a significant amount of dividend income to soften the impact of this volatility. However, the Fund, is subject to additional risk because of the concentration in the real estate sector. This focus on a single sector may result in more risk than that for a more diversified multi-sector portfolio.

6


================================================================================
                                PLAIN TALK ABOUT
                                 TYPES OF REITS

An equity REIT owns properties directly. Equity REITs generate income from rental and lease payments, and they offer the potential for growth from property appreciation as well as occasional capital gains from the sale of property. A mortgage REIT makes loans to commercial real estate developers. Mortgage REITs earn interest income and are subject to credit risk (that is, the chance that a developer will fail to repay a loan). A hybrid REIT holds both properties and mortgages. The Fund invests in equity REITs only and not other types of REITs.
================================================================================


FLAG
THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average annualized total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

         U.S. STOCK MARKET RETURNS (1926-2003)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%     19.9%      17.8%
Worst                -43.1    -12.4      -0.8        3.1
Average               12.4     10.7      11.2       11.3
----------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2003. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.7%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

FLAG
THE FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT REIT STOCK PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE HIGH FOR THE FUND.

     In general, during periods of high interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain.

FLAG
THE FUND IS SUBJECT TO INDUSTRY CONCENTRATION RISK, WHICH IS THE CHANCE THAT THE STOCKS OF REITS WILL DECLINE BECAUSE OF ADVERSE DEVELOPMENTS AFFECTING THE REAL ESTATE INDUSTRY AND REAL PROPERTY VALUES. BECAUSE THE FUND CONCENTRATES ITS ASSETS IN REIT STOCKS, INDUSTRY CONCENTRATION RISK IS HIGH.


     Because of its emphasis on REIT stocks, the Fund's performance may at times be linked to the ups and downs of the real estate market. In general, real estate values can be affected by a variety of factors, including supply and demand for properties; the economic health of the country as well as different regions; and the strength of specific industries that rent properties. Ultimately, an individual REIT's performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses because of casualty or condemnation, increases in property taxes, or changes in zoning laws. Loss of IRS status as a qualified REIT may also affect an individual REIT's performance.

     The target index tracked by the Fund is broadly diversified. Similarly, the Fund is broadly diversified, holding stocks of more than 100 companies. It is possible that the Fund's target index, in the future, could become less diversified if the index's largest companies significantly increase in value relative to the index's other components. In an extreme situation, the Fund might no longer meet the legal definition of "diversified." For this reason, the Fund is classified as "nondiversified." However, the Fund, from its inception until the date of this prospectus, in actuality has been diversified, and Vanguard expects the Fund to continue to be diversified.

SECURITY SELECTION


The Fund employs an indexing, or passively managed, investment approach. The Fund's advisor, The Vanguard Group (Vanguard), normally invests approximately 98% of the Fund's assets in REIT securities in an attempt to parallel the performance of the target benchmark, the Morgan Stanley REIT Index.


     The Fund holds each stock contained in the Morgan Stanley REIT Index in roughly the same proportion as in the Index itself. For example, if 5% of the Morgan Stanley REIT Index were made up of the stock of a specific REIT, the Fund would invest the same percentage of its noncash assets in that stock.

     The Morgan Stanley REIT Index is made up of the stocks of publicly traded equity REITs that meet certain criteria. For example, to be included initially in the Index, a REIT must have a total market capitalization of at least $100 million and have enough shares and trading volume to be considered liquid. In line with the Index, the Fund invests in equity REITs only.

     As of January 31, 2004, 115 equity REITs were included in the Index. The Index is rebalanced quarterly, except when a merger, acquisition, or similar corporate action dictates same-day rebalancing. On a quarterly basis, existing stocks are tested for continued compliance with the guidelines of the Index. A REIT may be removed from the Index because its market capitalization falls below $75 million, because it becomes illiquid, or because of other changes in its status.

8



     Stocks in the Morgan Stanley REIT Index represent a broadly diversified range of property types. The Fund's Index's makeup, as of January 31, 2004, was as follows:


=============================================
PROPERTY TYPES            PERCENTAGE OF INDEX
---------------------------------------------
Retail                                   25%
Office                                   18
Residential Apartments                   17
Industrial                               16
Diversified                              12
Health Care                               6
Hotels                                    4
Short-Term Reserves                       2
---------------------------------------------

     The Fund is generally managed without regard to tax ramifications.



CASH MANAGEMENT
Vanguard may invest the Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds established under an SEC exemption. The Fund bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.


OTHER INVESTMENT POLICIES AND RISKS

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same general market as the current index.

     Besides investing in common stocks of REITs, the Fund may make other kinds of investments to achieve its objective.

     The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

REDEMPTION FEE


The Fund charges a fee on shares that are redeemed before they have been held for one year. This fee applies when shares are redeemed by selling or by exchange to another Vanguard fund. Shares you have held the longest will be redeemed first. Unlike a sales charge or load paid to a broker or fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. The Fund may waive the redemption fee for certain categories of investors. The Fund may further modify its redemption policies at any time without giving advance notice to shareholders.


COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor.

- Each Vanguard fund (other than money market funds) limits the number of times that an investor can exchange into and out of the fund.

-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.

See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

================================================================================
                                PLAIN TALK ABOUT
                                  TURNOVER RATE


Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for all real estate funds was 129%, as reported by Morningstar, Inc., on January 31, 2004.
================================================================================

THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $715 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

10

================================================================================
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
================================================================================

INVESTMENT ADVISOR

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as the Fund's advisor through its Quantitative Equity Group. As of January 31, 2004, Vanguard served as advisor for about $513 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

     For the fiscal year ended January 31, 2004, the advisory expenses represented an effective annual rate of 0.004% of the Fund's average net assets.

     The advisor is authorized to choose broker-dealers to handle the purchase and sale of the Fund's securities and to seek to obtain the best available price and most favorable execution for all transactions under the circumstances. Also, the Fund's board of trustees may direct the advisor to use a particular broker for certain transactions in exchange for commission rebates paid to the Fund as well as for brokerage or research services provided to the advisor.

================================================================================
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISOR

The manager primarily responsible for overseeing the Fund's investments is:

GEORGE U. SAUTER, Managing Director and Chief Investment Officer of Vanguard. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987. Education: A.B., Dartmouth College; M.B.A., University of Chicago.
================================================================================

DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS

Each March, June, September, and December, Vanguard REIT Index Fund pays out to shareholders virtually all of the distributions it receives from its REIT investments, less expenses. Distributions may include income, return of capital, and capital gains. The Fund may also realize capital gains on the sale of its REIT investments. Distributions of these gains, if any, are included in the December distribution. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

================================================================================
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
================================================================================

BASIC TAX POINTS

Vanguard expects to send you a statement each FEBRUARY showing the tax status of all your distributions. (Other Vanguard funds mail their tax statements in January; the Fund mails its statements later because REITs do not provide information on the taxability of their distributions until after the calendar year-end.) In addition, investors in taxable accounts should be aware of the following basic tax points:

- Distributions (other than any return of capital) are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

-    Distributions   declared  in  December--if  paid  to  you  by  the  end  of
     January--are taxable for federal income tax purposes as if received in December.

- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income" distributed by the Fund.

- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

- Dividend distributions attributable to the Fund's REIT investments are not eligible for the corporate dividends-received deduction.

- Your cost basis in the Fund will be decreased by the amount of any return of capital distributions that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.


- Return-of-capital distributions generally are not taxable to you, unless your cost basis has been reduced to zero. If your cost basis is at zero, return-of-capital distributions will be treated as capital gains.


- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

12

================================================================================
                                PLAIN TALK ABOUT
                                RETURN OF CAPITAL

The Internal Revenue Code requires a REIT to distribute at least 90% of its taxable income to investors. In many cases, however, because of "noncash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to investors. Such a distribution is classified as a return of capital.
================================================================================

GENERAL INFORMATION

BACKUP  WITHHOLDING.   By  law,  Vanguard  must  withhold  28%  of  any  taxable
distributions or redemptions from your account if you do not:

-    Provide us with your correct taxpayer identification number;

-    Certify that the taxpayer identification number is correct; and

-    Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.

TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

================================================================================
                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change).
You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
================================================================================

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.

     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Institutional Shares' financial performance for the periods shown, and certain information reflects financial results for a single Institutional Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Institutional Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

14

================================================================================
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Institutional Shares began the fiscal period ended January 31, 2004 with a net asset value (price) of $10.00 per share. During the period, each Institutional Share earned $0.065 from investment income (interest and dividends) and $0.575 from investments that have appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.18 per share in the form of dividend distributions.

The share price at the end of the period was $10.46, reflecting earnings of $0.64 per share and distributions of $0.18 per share. This was an increase of $0.46 per share (from $10.00 at the beginning of the period to $10.46 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 6.49% for the period.

As of January 31, 2004, the Institutional Shares had approximately $63 million in net assets. For the period, the annualized expense ratio was 0.15% ($1.50 per $1,000 of net assets), and the annualized net investment income amounted to 4.19% of average net assets. The Fund sold and replaced securities valued at 7% of its net assets.
================================================================================

REIT INDEX FUND INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
                                                                         DEC. 2,
                                                                        2003* TO
                                                                        JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                               2004
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                    .065
  Net Realized and Unrealized Gain (Loss) on Investments                   .575
--------------------------------------------------------------------------------
    Total from Investment Operations                                       .640
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                    (.157)
  Distributions from Realized Capital Gains                                  --
  Return of Capital                                                       (.023)
--------------------------------------------------------------------------------
    Total Distributions                                                   (.180)
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                           $10.46
================================================================================

TOTAL RETURN**                                                             6.49%
================================================================================

RATIOS/SUPPLEMENTAL DATA

  Net Assets, End of Period (Millions)                                      $63
  Ratio of Total Expenses to Average Net Assets                           0.15%+
  Ratio of Net Investment Income to Average Net Assets                    4.19%+
  Portfolio Turnover Rate                                                    7%
================================================================================
 *Inception.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
 +Annualized.

================================================================================
INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. A special booklet provides information that will help individual investors make the most of their relationship with Vanguard. A separate booklet does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions at the end of this section. Vanguard reserves the right to change this information, without prior notice.

                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
================================================================================

BUYING SHARES

ACCOUNT MINIMUMS FOR INSTITUTIONAL SHARES

TO OPEN AND MAINTAIN AN ACCOUNT. $10 million. Vanguard Institutional clients may meet the minimum investment amount by aggregating up to three separate accounts within the same fund. This exception does not apply to clients receiving special administrative services from Vanguard, nor does this exception apply to omnibus accounts maintained by financial intermediaries.

TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by mail, exchange, or Periodic Purchase; $1,000 by wire.

     Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

HOW TO BUY SHARES

ONLINE. You can open certain types of accounts or buy shares in an existing account through our website at www.vanguard.com.

BY CHECK. To open an account, mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-by-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--3123. For a list of addresses, see Contacting Vanguard.

BY EXCHANGE PURCHASE. You can purchase shares with the proceeds of a redemption from another Vanguard(R) fund. See Exchanging Shares and Other Rules You Should Know.

BY WIRE. Call Vanguard to purchase shares by wire. See Contacting Vanguard.

16


BY AUTOMATIC INVESTMENT PLAN OR PERIODIC PURCHASE. You can purchase shares by electronically transferring money from a previously designated bank account. To establish either option, you must complete a special form or the appropriate section of your account registration form.

YOUR PURCHASE PRICE

ONLINE, BY CHECK (ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your TRADE DATE. For all Vanguard funds, purchase requests received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receive a trade date of the same day, and purchase requests received after that time receive a trade date of the first business day following the date of receipt.

BY CHECK (FOR MONEY MARKET FUNDS ONLY). For check purchase requests received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For purchase requests received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.

BY PERIODIC PURCHASE. For all Vanguard funds, instructions received at Vanguard on a business day before 10 p.m., Eastern time, will result in a purchase that occurs on and receives a trade date of the next business day.

BY AUTOMATIC INVESTMENT PLAN. Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.

PURCHASE RULES YOU SHOULD KNOW

^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, "starter checks," traveler's checks, or money orders. In addition, to protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.

^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.

^REJECTION OF PURCHASES. Vanguard reserves the right to reject any purchase request (regardless of size) that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time or to reject specific purchase requests, including purchases by exchange from another Vanguard fund, at any time, for any reason.

CONVERTING SHARES

A CONVERSION BETWEEN SHARE CLASSES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS

If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.

CONVERSIONS FROM INVESTOR SHARES OR ADMIRAL SHARES

You may convert Investor Shares or Admiral Shares of the Fund into Institutional Shares of the Fund, provided that your account balance in the Fund is at least $10 million.

MANDATORY CONVERSIONS INTO INVESTOR SHARES OR ADMIRAL SHARES

If an investor no longer meets the requirements for Institutional Shares, the Fund may convert the investor's Institutional Shares into Investor Shares or Admiral Shares, as appropriate. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares or Admiral Shares.

18

REDEEMING SHARES

HOW TO REDEEM SHARES

Be sure to check Other Rules You Should Know before initiating your request.

ONLINE. Request a redemption through our website at www.vanguard.com.

BY TELEPHONE. Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.

BY MAIL. Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.

BY AUTOMATIC WITHDRAWAL PLAN OR PERIODIC REDEMPTION. If you've established either of these options on your account, you can redeem shares by electronically transferring your redemption proceeds to a previously designated bank account. To establish these options, you must complete a special form or the appropriate section of your account registration form.

REDEMPTION FEES

The Funds charge a 2% redemption fee on shares held for less than one year, and a 1% redemption fee on shares held at least one year but less than five years. The fee applies to shares redeemed by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 2% fee. Shares held for five years or more are not subject to the 1% fee.

     We will redeem your "oldest" shares first. If you transfer your shares to a different account registration (or convert them to a different share class), the shares will retain their redemption fee status. If you transfer (or convert) less than 100% of your account, we will carry over the redemption fee status of your shares on a proportionate basis. From time to time, the Funds may waive or modify the redemption fee for certain categories of investors.

YOUR REDEMPTION PRICE

You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS

^BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.

^BY EXCHANGE. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another

Vanguard fund. See Exchanging Shares and Other Rules You Should Know.


^BY AUTOMATIC WITHDRAWAL PLAN OR PERIODIC REDEMPTION. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. Minimum electronic redemption is $100.

^BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.

Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m. (2 p.m. for Vanguard(R) Prime Money Market Fund), Eastern time, the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW

^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.

^RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check, Automatic Investment Plan, or Periodic Purchase.

^ADDRESS CHANGE.  If you change your address online or by telephone,  there will
be  a  15-day  hold  on  online  and  telephone   redemptions.   Address  change
confirmations are sent to both the old and new address.

^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a

20

different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

EXCHANGING SHARES

All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.

     If you are exchanging out of the U.S. STOCK INDEX FUNDS, U.S. SECTOR INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL EXPLORER(TM) FUND, or GROWTH AND INCOME FUND, you are permitted to request no more than two exchanges OUT of a fund online or by telephone within any 12-month period.

     Funds may be added to or deleted from this list at any time, without prior notice to shareholders.

     For ALL VANGUARD FUNDS, the following limits generally apply:

- No more than two substantive "round trips" through a non-money-market fund during any 12-month period. A "round trip" is a redemption OUT of a fund (by any means) followed by a purchase back INTO the same fund (by any means). "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the fund.

-    Round trips must be at least 30 days apart.

     Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Vanguard also reserves the right to waive or modify the exchange privilege for certain categories of investors. In the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.

OTHER RULES YOU SHOULD KNOW

VANGUARD.COM(R)

^REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform most other transactions. To establish this service, you must register online.

TELEPHONE TRANSACTIONS

^AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

^TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.

^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:

- Caller authorization to act on the account (by legal documentation or other means).

-    Account registration and address.

-    Social Security or employer identification number.

-    Fund and account number, if applicable.

^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.

WRITTEN INSTRUCTIONS

^"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:

-    The fund name and account number.

-    The amount of the transaction (in dollars, shares, or percent).

-    Authorized signatures of registered owners.

-    Signature guarantees, if required for the type of transaction.*

-    Any supporting legal documentation that may be required.

22

*For instance, signature guarantees must be provided by all registered account owners when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature-guarantee requirements.

ACCOUNTS WITH MORE THAN ONE OWNER

In the case of an account with more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD

Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES

If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

LOW-BALANCE ACCOUNTS

The Fund reserves the right to convert an investor's Institutional Shares into Investor Shares or Admiral Shares of the Fund if the investor's fund account balance falls below the minimum initial investment. Any such conversion will be preceded by written notice to the investor. No transaction fee will be imposed on share class conversions.

FUND AND ACCOUNT UPDATES

CONFIRMATION STATEMENTS

We will send you a confirmation statement to verify the trade date and amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividend or capital gains distributions. Promptly review each confirmation statement that we send to you. Contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.

PORTFOLIO SUMMARIES

We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, exchanges, and conversions for the current calendar year. Promptly review each summary that we send to you. Contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.

TAX STATEMENTS

We will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans.

AVERAGE-COST REVIEW STATEMENTS

For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the current calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

ANNUAL AND SEMIANNUAL REPORTS

We will send you financial reports about Vanguard REIT Index Fund twice a year, in March and September. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

-    Performance assessments with comparisons to industry benchmarks.

-    Reports from the advisor.

-    Financial statements with detailed listings of the Fund's holdings.

     To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address,

24

we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder, unless you contact our Client Services Department in writing, by telephone, or by e-mail and instruct us otherwise.

     Vanguard can deliver your Fund reports electronically if you prefer. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of Fund reports by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will send paper copies of Fund reports within 30 days of receiving your notice.

CONTACTING VANGUARD

ONLINE
VANGUARD.COM

-    For the best source of Vanguard news

-    For fund, account, and service information

-    For most account transactions

-    For literature requests

-    24 hours a day, 7 days a week

VANGUARD TELE-ACCOUNT(R)
1-800-662-6273
(ON-BOARD)

-    For automated fund and account information

- For redemptions by check, exchange (subject to certain limitations), or wire

-    Toll-free, 24 hours a day, 7 days a week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at
1-800-952-3335)

-    For fund and service information

-    For literature requests

-    Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at
1-800-749-7273)

-    For account information

-    For most account transactions

-    Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102

-    For information and services for large institutional investors

-    Business hours only

VANGUARD ADDRESSES

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBER

Please use the specific fund number when contacting us about Vanguard REIT Index Fund Institutional Shares--3123.



The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Admiral, Vanguard Tele-Account, Tele-Account, Explorer, VIPER, VIPERs, Vanguard Brokerage Services, and the ship logo are trademarks of The Vanguard Group, Inc. Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

26


VIPER(R) SHARES

In addition to Institutional Shares, certain Vanguard funds, offer a class of shares, known as Vanguard(R) Index Participation Equity Receipts (VIPER) Shares, that are listed for trading on the American Stock Exchange (AMEX). If you own Institutional Shares issued by one of these funds, you may convert those shares into VIPER* Shares of the same fund.

Note: Vanguard reserves the right to modify or terminate the conversion privilege in the future.

     Although VIPER Shares represent an investment in the same portfolio of securities as Institutional Shares, they have different characteristics and may appeal to a different group of investors. It is important that you understand the differences before deciding whether to convert your shares to VIPER Shares.

     The following material summarizes key information about VIPER Shares. A separate prospectus with more complete information about VIPER Shares is also available. Investors should review that prospectus before deciding whether to convert.

DIFFERENCES BETWEEN VIPER SHARES AND CONVENTIONAL MUTUAL FUND SHARES Institutional Shares are "conventional" mutual fund shares; that is, they can be purchased from and redeemed with the issuing fund for cash at a net asset value
(NAV) calculated once a day. VIPER Shares, by contrast, cannot be purchased from or redeemed with the issuing fund, except as noted below.
     An organized trading market is expected to exist for VIPER Shares, unlike conventional mutual fund shares, because VIPER Shares will be listed for trading on the AMEX. Investors can purchase and sell VIPER Shares on the open market through a full-service, discount, or online broker. Open-market transactions will occur not at NAV, but at market prices that change throughout the day based on changes in the prices of the fund's portfolio securities and the supply of and demand for VIPER Shares. The market price of a fund's VIPER Shares will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of extreme market volatility the difference may become significant.

BUYING AND SELLING VIPER SHARES
Note: VIPER Shares must be held in a brokerage account. Therefore, before acquiring VIPER Shares, whether through a conversion or an open-market purchase, you must have an account with a broker.
     You buy and sell VIPER Shares in the same way you buy and sell any other exchange-traded security--on the open market, through a broker. In most cases, the broker will charge you a commission to execute the transaction. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of VIPER Shares you must purchase. Because open-market transactions occur at market prices, you may pay more than NAV when you buy VIPER Shares and receive less than NAV when you sell those shares.

*Patent Pending.

If you own conventional shares (investor Shares, Admiral Shares, or Institutional Shares) of a Vanguard fund that issues VIPER Shares, you can convert those shares into VIPER Shares of equivalent value--but you cannot convert back. See "Conversions" for a discussion of the conversion process.
     There is one other way to buy and sell VIPER Shares. Investors can purchase and redeem VIPER Shares directly from the issuing fund at NAV if they do so (i) through certain authorized broker-dealers, (ii) in large blocks of 50,000 or 100,000 VIPER Shares (depending on the fund), known as Creation Units, and (iii) in exchange for baskets of securities rather than cash. However, because Creation Units will be worth millions of dollars, and because most investors prefer to transact in cash rather than with securities, it is expected that only a limited number of institutional investors will purchase and redeem VIPER Shares this way.

RISKS
VIPER Shares issued by a fund are subject to the same risks as conventional shares of the same fund. VIPER Shares also are subject to the following risks:
o The market price of a fund's VIPER Shares will vary somewhat from the NAV of those shares. Therefore, you pay more than NAV when buying VIPER Shares and you may receive less than NAV when selling them.
o VIPER Shares cannot be redeemed with the Fund, except in Creation Unit aggregations. Therefore, if you no longer wish to own VIPER Shares, you must sell them on the open market. Although VIPER Shares will be listed for trading on the AMEX, it is possible that an active trading market may not be maintained.
o Trading of a fund's VIPER Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if the shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" (which are tied to large decreased in stock prices) halts stock trading generally.


FEES AND EXPENSES
When you buy and sell VIPER Shares through a brokerage firm, you will pay whatever commissions the firm charges. You also will incur the cost of the "bid-asked spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. If you convert from conventional shares to VIPER Shares, you will not pay a brokerage commission or a bid-asked spread. However, Vanguard charges $50 for each conversion transaction, and your broker may impose its own conversion fees as well.
     The estimated total annual operating expenses (the expense ratio) for the Fund's VIPER Shares are 0.18%.


ACCOUNT SERVICES
Because you hold VIPER Shares through a brokerage account, Vanguard will have no record of your ownership unless you hold the shares through Vanguard Brokerage Services(R). Your broker will service your account. For example, the broker will provide account statements, confirmations of your purchases and sales of VIPER Shares, and year-end tax information. The broker also will be responsible for ensuring that you receive shareholder reports and other communications from the fund whose VIPER Shares you own. You will receive certain services (e.g., dividend reinvestment and average-cost information) only if your broker offers those services.

28



CONVERSIONS
Owners of conventional shares (Investor Shares, Admiral Shares, or Institutional Shares) issued by the Fund may convert those shares into VIPER Shares of equivalent value of the same fund. (Note: Investors who own conventional shares of a Vanguard fund through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into VIPER Shares.) Vanguard imposes a fee on conversion transactions, and your broker may impose a fee of its own to process a conversion request. Vanguard reserves the right, in the future, to limit or terminate the conversion privilege or to raise the amount of the conversion fee.


     To initiate a conversion of conventional shares into VIPER Shares, you must contact your broker; you broker, in turn, will contact Vanguard. For brokers that can handle fractional shares, each full and fractional conventional share will be converted into full and fractional VIPER Shares of equivalent value. For example, if you own 300.250 conventional shares, and this is equivalent in value to 90.750 VIPER Shares, you will receive 90.750 VIPER Shares.
     Some brokers cannot handle fractional shares. If you intend to hold your VIPER Shares through one of these brokers, the conversion would be handled in such a way that you would receive a whole number of VIPER Shares. In the example above for instance, you would convert full and fractional conventional shares equivalent in value to exactly 90 VIPER Shares. The remaining conventional shares would be redeemed, and you would receive the cash proceeds of that redemption. You would realize a gain or loss on the redemption (in no case more than the value of a single VIPER Share) that must be reported on your tax return. Please consult your broker to determine whether it can handle factional VIPER Shares.
     Here are some important points to keep in mind when converting conventional shares of a Vanguard fund into VIPER Shares:
o The conversion transaction is nontaxable except to the extent that conventional shares of a Vanguard fund into VIPER Shares:


o The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day, although processing may take up to three business days. Vanguard imposes conversion blackout windows around the dates when a VIPER Fund declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the VIPER share class into which the shares will be converted.


o Until the conversion process is complete, you will remain fully invested in the fund's conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.
o During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you would liquidate all or part of your investment by instructing your broker to sell your VIPER Shares.
o VIPER Shares, whether acquired through a conversion or purchased on the open market, cannot be converted into conventional shares of the same fund. Similarly, VIPER Shares of one fund cannot be exchanged for VIPER Shares of another fund.

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COST BASIS
The adjusted cost of an investment, used to determine a capital gain or loss for tax purposes.

DISTRIBUTIONS
Payments to shareholders of dividend income, capital gains, and return of capital generated by the fund's investment activities and distribution policies, after expenses.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INDUSTRY CONCENTRATION
Focusing on the securities of a specific industry (such as energy, precious metals, health care, or real estate).

INVESTMENT ADVISOR
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

LIQUIDITY
The degree of a security's marketability (that is, how quickly the security can be sold at a fair price and converted to cash).

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a particular stock or bond market index; also known as indexing.

PRINCIPAL

The face value of a debt instrument or the amount of money put into an investment.


REAL ESTATE INVESTMENT TRUST (REIT)
A company that owns and manages a group of properties, mortgages, or both.

RETURN OF CAPITAL
A nontaxable portion of distributions. In general, the cost basis of an investment is reduced when a return of capital is distributed.


TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                  {SHIP GRAPHIC}
                                                          THE VANGUARD GROUP (R)
                                                          Institutional Division
                                                            Post Office Box 2900
                                                     Valley Forge, PA 19482-2900

FOR MORE INFORMATION

If you would like more information about Vanguard REIT Index Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

If you are an individual investor:

THE VANGUARD GROUP
INVESTOR INFORMATION
DEPARTMENT
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

If you are a client of Vanguard's Institutional Division:

THE VANGUARD GROUP
INSTITUTIONAL INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-888-809-8102

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-3916

(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


I3123 092004

                                     PART B

                          VANGUARD(R) SPECIALIZED FUNDS
                                   (THE TRUST)

                       STATEMENT OF ADDITIONAL INFORMATION


                               September 23, 2004

This Statement is not a prospectus but should be read in conjunction with the Trust's current prospectuses (dated May 28, 2004, for Vanguard Dividend Growth, Health Care, and Precious Metals and Mining Funds; September 23, 2004 for Vanguard REIT Index Fund). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Funds' financial statements as hereby incorporated by reference, please call:



                        INVESTOR INFORMATION DEPARTMENT:
                                1-800-662-7447

                                TABLE OF CONTENTS

DESCRIPTION OF THE TRUST...............................................B-1
INVESTMENT POLICIES....................................................B-3
INVESTMENT LIMITATIONS................................................B-18
SHARE PRICE...........................................................B-19
PURCHASE OF SHARES....................................................B-19
REDEMPTION OF SHARES..................................................B-20
MANAGEMENT OF THE FUNDS ..............................................B-21
INVESTMENT ADVISORY SERVICES..........................................B-26
PORTFOLIO TRANSACTIONS................................................B-31
PROXY VOTING GUIDELINES ..............................................B-32
YIELD AND TOTAL RETURNS...............................................B-37
INFORMATION ABOUT THE VIPER SHARE CLASS...............................B-38
FINANCIAL STATEMENTS..................................................B-45

                            DESCRIPTION OF THE TRUST

ORGANIZATION

The Trust was organized as a Pennsylvania business trust in 1983, was reorganized as a Maryland corporation in 1986 and then was reorganized as a Delaware statutory trust in June 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard Specialized Portfolios, Inc. The Trust is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940
Act).  Each  Fund,  other than  Vanguard  Precious  Metals  and Mining  Fund and
Vanguard REIT Index Fund, is registered as a diversified open-end management investment company. The Precious Metals and Mining and REIT Index Funds are registered as nondiversified open-end management investment companies. As the market values of the Precious Metals and Mining and REIT Index Funds' largest holdings rise and fall, there may be times when the Funds are diversified under the Commission's standards and other times when they are not.

     The Trust currently offers the following funds with the following share class or classes:


================================================================================
                                              SHARECLASSES
                                              ------------
FUND                                INVESTOR  ADMIRAL  INSTITUTIONAL    VIPERs
--------------------------------------------------------------------------------
Vanguard(R) Dividend Growth Fund*        Yes       No             No        No
Vanguard(R) Energy Fund                  Yes      Yes             No        No
Vanguard(R) Health Care Fund             Yes      Yes             No        No
Vanguard(R) Precious Metals
  and Mining Fund                        Yes       No             No        No
Vanguard(R) REIT Index Fund              Yes      Yes            Yes       Yes
================================================================================
               (individually, a Fund; collectively, the Funds)


*Prior to December 6, 2002, Vanguard Dividend Growth Fund was known as
 Vanguard Utilities Income Fund.

SERVICE PROVIDERS


     CUSTODIANS. JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070 (for the Health Care, Precious Metals and Mining, and REIT Index Funds), and Citibank, N.A., 111 Wall Street, New York, NY 11245 (for the Energy and Dividend Growth Funds), serve as the Funds' custodians. The custodians are responsible for maintaining the Funds' assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.


     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA, 19103-7042, serves as the Funds' an independent registered public accounting firm. The independent accountants audit the Funds' annual financial statements and provide other related services.

     TRANSFER  AND   DIVIDEND-PAYING   AGENT.  The  Funds'  transfer  agent  and
dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355.

CHARACTERISTICS OF THE FUNDS' SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of a Fund or share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.

     SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss as a result of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distributions declared by the Fund. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) a shareholder vote is required under the 1940 Act; (2) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; or (3) the trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.

     LIQUIDATION RIGHTS. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Funds' shares.

     CONVERSION RIGHTS. Shareholders of each Fund (except the Precious Metals and Mining Fund and the Dividend Growth Fund) may convert their shares into another class of shares of the same Fund upon satisfaction of any then applicable eligibility requirements. There are no conversion rights associated with the Precious Metals and Mining Fund and the Dividend Growth Fund.

     REDEMPTION  PROVISIONS.  Each Fund's redemption provisions are described in
their  current   prospectus  and  elsewhere  in  this  Statement  of  Additional
Information.

     SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.

     CALLS OR ASSESSMENT. The Funds' shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUNDS

Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. This special tax status means that the Funds will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

     Dividends received and distributed by each Fund on shares of stock of domestic corporations may be eligible for the dividends-received deduction applicable to corporate shareholders. Corporations must satisfy certain requirements in order to claim the deduction. Capital gains distributed by the Funds are not eligible for the dividends-received deduction.

     Each Fund may invest in passive foreign investment companies (PFICs). A foreign company is a PFIC if 75% or more of its gross income is passive or if 50% or more of its assets produce passive income. Capital gains on the sale of a PFIC will be deemed ordinary income regardless of how long the Fund held it. Also, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, whether or not they are distributed to shareholders. To avoid such tax and interest, the Fund may elect to treat PFICs as sold on the last day of the Fund's fiscal year and mark to market the gains (or losses, to the extent of previously recognized gains) and recognize ordinary income each year. Distributions from the Fund that are attributable to PFICs are characterized as ordinary income.

                               INVESTMENT POLICIES

Some of the investment policies described below and in each Fund's prospectus set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

     The following policies and explanations supplement each Fund's investment objective and policies set forth in each prospectus. With respect to the different investments described below, a Fund may acquire such investment to the extent consistent with its investment objective and policies.

     80% POLICY. Each Fund (except the Dividend Growth and REIT Index Funds) will invest at least 80% of its assets in stocks of a particular industry. In applying this 80% policy, each Fund's assets will include its net assets and borrowings for investment purposes.

     BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptive orders, no-action letters, interpretations, and other pronouncements by the Securities and Exchange Commission and its staff (SEC), and any other regulatory authority having jurisdiction, from time to time. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

     Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) "covers" the borrowing transaction by maintaining an offsetting financial position or (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction. A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction or segregate sufficient liquid assets. In addition, assets so segregated may not be available to satisfy redemptions or for other purposes.

     COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

     CONVERTIBLE SECURITIES. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.

     The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security's price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.

     While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.

     DEBT SECURITIES. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/ prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk.

     DEBT SECURITIES --  NON-INVESTMENT-GRADE  SECURITIES.  Non-investment-grade securities, also referred to as "high- yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the fund's advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

     Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund's advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

     Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

     The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

     The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

     Except as otherwise provided in a fund's prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.

     DEPOSITARY RECEIPTS. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

     Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

     For purposes of a fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depository receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

     DERIVATIVES. A derivative is a financial instrument which has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts (see additional discussion below), forward-commitment transactions
(see additional discussion below), options on securities (see additional discussion below), caps, floors, collars, swap agreements (see additional discussion below), and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. A fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. There is no assurance that any derivatives strategy used by a fund's advisor will succeed.

     Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

     The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

     Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

     Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

     Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     EXCHANGE-TRADED FUNDS. The funds may purchase shares of exchange-traded funds (ETFs), including ETF shares issued by other Vanguard funds. Typically, the funds would purchase ETF shares for the same reason they would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

     Most ETFs are investment companies. Therefore, each fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, investments in other investment companies, which are described below under the heading "Other Investment Companies."


     An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


     FUNDS MAY REPURCHASE VIPER (TM) SHARES. VIPER Shares are exchange-traded shares that represent an interest in a portfolio of stocks held by certain Vanguard index funds. "VIPER" stands for Vanguard Index Participation Equity Receipts. Any fund that issues VIPER Shares may repurchase those shares on the open market at the current market price if doing so would be advantageous for the fund. A repurchase might be advantageous, for example, because the VIPER Shares are more cost-effective than alternative investments, are selling at a discount to net asset value, will cause the fund to more closely track its index than alternative investments, or some combination of the three. Each fund that repurchases its VIPER Shares also may lend those shares to qualified institutional borrowers as part of the fund's securities lending activities. Each fund's investments in VIPER Shares are also subject to the descriptions, limitations and risks described above under the headings "Exchange-Traded Funds" and "Other Investment Companies."



     FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by entities organized, domiciled, or with a principal place of business outside the United States, such as foreign corporations and governments. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities (see discussion above). Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.

     Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund's trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund. Securities of foreign issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments which could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund's portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of the fund's foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.

     The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed below, a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.

     FOREIGN SECURITIES -- EMERGING MARKET RISK. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

     FOREIGN SECURITIES -- FOREIGN CURRENCY TRANSACTIONS. The value in U.S. dollars of a fund's non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will not speculate in foreign currency exchange and will enter into foreign currency transactions only to attempt to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

     Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

     A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and "cross-hedge" transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

     A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

     The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

     FOREIGN SECURITIES -- FOREIGN INVESTMENT COMPANIES. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each fund's obligation under futures contracts will not exceed 20% of its total assets. To the extent that the REIT Index Fund invests in futures contracts, it will not have 98% of its assets invested in REIT stocks. Futures contracts and options on futures contracts are derivatives (see additional discussion above). A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.

     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market."

     A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The buyer of a call option is said to go "long" a futures contract, while the buyer of a put option is said to go "short" a futures contract. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

     A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator." A fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

     A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

     A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

     A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

     INTERFUND BORROWING AND LENDING. The SEC has issued an exemptive order permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program.

     OPTIONS. An option is a derivative (see additional discussion above). An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     The buyer of a call option is said to go "long" on the underlying position, while the buyer of a put option is said to go "short" the underlying position. The seller of an option is called an option writer. The purchase price of an option is called the "premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

     A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC order. Under the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded in the secondary market.

     PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

     REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased for purposes of the 1940 Act. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the board of trustees will monitor a fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment advisor of the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

     RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that can not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts, and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the 1933 Act), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.

     REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.

     SECURITIES LENDING. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation.

     The terms and the structure and the aggregate amount of securities loans must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. Government having at all times not less than 100% of the value of the securities lent, (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower "marks-to-market" on a daily basis), (3) the loan be made subject to termination by the fund at any time, and (4) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the lent securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

     SWAP AGREEMENTS. A swap agreement is a derivative (see additional discussion above). A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

     Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

     An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

     The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

     Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transaction may be subject to a fund's limitation on investments in illiquid securities.

     Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

     Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

     The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

     The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

     In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

     A fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.

     TAX MATTERS -- FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock);
(2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described above.

     TAX MATTERS -- FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.

     TEMPORARY INVESTMENTS. A fund may take temporary defensive measures that are inconsistent with the fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) shares of other investment companies which have investment objectives consistent with those of the fund; (3) repurchase agreements involving any such securities; and (4) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive measures. In taking such measures, the fund may fail to achieve its investment objective.

     VIPER SHARES. VIPER Shares are exchange-traded shares that represent an interest in a portfolio of stocks held by Vanguard index funds. "VIPER" stands for Vanguard Index Participation Equity Receipts. Any fund that issues VIPER Shares may repurchase those shares on the open market at the current market price if doing so would be advantageous for the fund. A repurchase might be advantageous, for example, because the VIPER Shares are more cost-effective than alternative investments, are selling at a discount to net asset value, will cause the fund to more closely track its index than alternative investments, or some combination of the three. A fund that repurchases its VIPER Shares also may lend those shares to qualified institutional borrowers as part of the fund's securities lending activities. A fund's investments in VIPER Shares are also subject to the descriptions, limitations, and risks described above under the headings "Exchange-Traded Funds" and "Other Investment Companies."

     WARRANTS. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

     WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

                             INVESTMENT LIMITATIONS


Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.

     BORROWING. Each Fund may borrow money for temporary or emergency purposes only in an amount not to exceed 15% of the Fund's net assets. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.

     COMMODITIES. Each Fund may not invest in commodities or commodity contracts, except that it may invest in forward foreign currency exchange transaction, and each Fund may invest in futures contracts and options on futures and securities. No more than 5% of each Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of each Fund's total assets may be obligated under stock futures contracts or options at any time. The Precious Metals and Mining Fund may also invest in bullion as described in the prospectus.

     DIVERSIFICATION. With respect to 75% of its total assets, each Fund (except for the Precious Metals and Mining Fund and the REIT Index Fund) may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. Government, its agencies, or instrumentalities. For the Precious Metals and Mining Fund and the REIT Index Fund, each Fund will limit the aggregate value of all holdings (except U.S. Government and cash items, as defined under subchapter M of the Internal Revenue Code (the Code)), each of which exceeds 5% of the Fund's total assets, to an aggregate of 50% of such assets. Additionally, each Fund will limit the aggregate value of holdings of a single issuer (except U.S. Government and cash items, as defined in the Code) to a maximum of 25% of the Fund's total assets.

     ILLIQUID SECURITIES. Each Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     INDUSTRY CONCENTRATION. Each Fund (with the exception of the Dividend Growth Fund) will concentrate its assets in securities of issuers in a particular industry or group of industries denoted by the Fund's name. That is, Vanguard Energy Fund will concentrate in energy-industry securities, Vanguard
Health Care Fund will concentrate in health care-industry securities, Vanguard Precious Metals and Mining Fund will concentrate in metals or minerals industries securities, and Vanguard REIT Index Fund will concentrate in REIT securities. The Dividend Growth Fund will concentrate no more than 25% of its assets in any single industry.

     INVESTING FOR CONTROL. Each Fund may not invest in a company for purposes of controlling its management.

     LOANS. Each Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed or customarily purchased by institutional investors, by lending its portfolio securities, or through Vanguard's interfund lending program.

     MARGIN. Each Fund may not purchase securities on margin or sell securities short (unless by virtue of its ownership of other securities it has a right to obtain, at no added cost, securities equivalent in kind and amount to the securities sold), except as permitted by the Funds' investment policies relating to commodities.

     PLEDGING ASSETS. Each Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

     PUTS AND CALLS. Each Fund may not invest in puts or calls or combinations thereof, except as permitted by the Fund's investment policies relating to commodities.

     REAL ESTATE. Each Fund (with the exception of the REIT Index Fund, which may invest 100% of its assets in real estate investment trusts) may not invest directly in real estate, although it may invest in securities of companies that deal in real estate, or interests therein.

     SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.

     UNDERWRITING. Each Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

     Compliance with the investment limitations set forth above is measured at the time the securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

     None of these limitations prevents a Fund from having an ownership interest in The Vanguard Group (Vanguard). As part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.

                                   SHARE PRICE


Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share for the Energy, Health Care, and REIT Index Funds is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. NAV per share for the Dividend Growth and Precious Metals and Mining Funds is computed by dividing the net assets of the Fund by the number of Fund shares outstanding.

     The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund's prospectuses. The NAV per share is calculated as of the close of regular trading on the Exchange on each day the Exchange is open for business. An order received before the close of regular trading on the Exchange will be executed at the price computed on the date of receipt; an order received after the close of regular trading on the Exchange will be executed at the price computed on the next day the Exchange is open.

     Each Fund reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders, including a purchase by exchange from another Vanguard fund, if management determines such rejection is in the best interest of the Fund, (3) to increase or decrease the minimum amount required to open and maintain an account, without prior notice, (4) to impose a transaction fee on a purchase of the Fund's shares if the purchase, in the opinion of the advisor, would disrupt the efficient management of the Fund, and
(5) to reduce or waive the minimum investment for, or any other restrictions on, initial and subsequent investments for certain categories of investors or under circumstances where certain economies can be achieved in sales of the Fund's shares.


EXCHANGE OF SECURITIES FOR SHARES OF A FUND (OTHER THAN VIPER SHARES). In certain circumstances, shares of a Fund may be purchased "in kind" (i.e., in exchange for securities, rather than for cash). The securities tendered as part of an in kind-purchase must be included in the Index tracked by the Fund and must have a total market value of $1 million or more. In addition, each position must have a market value of $10,000 or more. Such securities also must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or NASDAQ. Securities accepted by the Fund will be valued, as set forth in each Fund's prospectus, as of the time of the next determination of net asset value after such subscription. Shares of each Fund are issued at net asset value determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. A gain or loss for federal income tax purposes would be realized by the investor upon the exchange, depending upon the cost of the securities tendered.

     A Fund will not accept securities in exchange for its shares unless: (1) such securities are, at the time of the exchange, eligible to be held by the Fund; (2) the transaction will not cause the Fund's weightings to become imbalanced with respect to the weightings of the securities included in the corresponding Index; (3) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; (4) such securities are traded in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made; (5) the quoted sales price used as a basis of valuation is representative (e.g., one that does not involve a trade of substantial size that artificially influences the price of the security); and (6) the value of any such security being exchanged will not exceed 5% of the Fund's net asset immediately prior to the transaction.

     Investors interested in purchasing Fund shares in kind should contact Vanguard.

                              REDEMPTION OF SHARES
                           (OTHER THAN VIPER SHARES)


Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists, as defined by the Commission, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit.

     Each Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

     If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of each Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.


     The Dividend Growth Fund does not charge a redemption fee. The Energy, Precious Metals and Mining, and REIT Index Funds charge a redemption fee of 1% of the value of shares that were held for less than one year. The Health Care Fund charges a redemption fee of 1% of the value of shares that were held for less than five years. The fee is withheld from redemption proceeds and retained by the Funds. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.

     We will redeem your oldest shares first. In addition, in the event that you transfer your Energy, Health Care, Precious Metals and Mining, and REIT Index Funds shares to a different account registration, or convert them to a different share class, the shares will retain their redemption fee status. If you transfer or convert less than 100% of these shares, the redemption fee status of your shares will be carried over on a proportionate basis.

     For example, assume that John and Mary Doe hold 200 shares in a jointly registered account, with 150 shares (75% of the total shares) currently subject to a redemption fee, and 50 shares (25% of the total shares) currently exempt from the redemption fee. If the Does transfer 50 of their 200 shares to an account registered in one of their individual names, 25% of the transferred shares (or 12.5 shares) will be exempt from the redemption fee, and 75% of the transferred shares (or 37.5 shares) will continue to be subject to the redemption fee. Following the share transfer, the jointly registered account will hold 150 shares, with 25% of the shares (or 37.5 shares) exempt from the redemption fee, and 75% of the shares (or 112.5 shares) still subject to the redemption fee. This same procedure would apply if, rather than transferring shares to a different account registration, the Does were to convert a portion of their shares to a different share class.

     All fund shares become exempt from the redemption fee based on their initial purchase date, regardless of whether such shares are subsequently transferred to a different account registration or converted to a different share class. The redemption fee does not apply to any shares purchased through reinvested dividend or capital gains distributions.

     The redemption fee may be waived, in Vanguard's sole discretion, for certain categories of redemptions that do not raise short-term trading concerns. These categories include, but are not limited to, the following:

1. Redemptions due to the death of a shareholder;

2. Redemptions within certain institutional retirement or benefit plans for which Vanguard provides specialized recordkeeping or support services;

3. Redemptions due to required minimum distributions from an IRA or other retirement plan for which Vanguard serves as the trustee or custodian;

4. Redemptions within certain Vanguard advisory programs;

5. Redemptions as part of a payment stream within certain annuity programs for which Vanguard provides specialized marketing or support services; and

6. Redemptions within certain pension plans as required by law or regulatory authorities.

     INVESTING WITH VANGUARD THROUGH OTHER FIRMS. Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. A customer order that is properly transmitted to a Fund by an Authorized Agent will be priced at the Fund's net asset value next determined after the order is received by the agent.

                             MANAGEMENT OF THE FUNDS

THE VANGUARD GROUP

Each Fund is a member of The Vanguard Group of Investment Companies, which consists of more than 100 funds. Through their jointly-owned subsidiary, The Vanguard Group, Inc. (Vanguard), the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.

     The funds' officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external advisor for the funds.

     Vanguard, Vanguard Marketing Corporation, the funds' advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.

     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement, which was approved by the shareholders of each of the funds. The Amended and Restated Funds' Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts that each of the funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. As of January 31, 2004, each Fund had contributed capital to Vanguard representing 0.02% of each Fund's net assets. The total amount contributed by the Funds was $4,256,000, which represented 4.25% of Vanguard's capitalization.

     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of Vanguard, provides all distribution and marketing activities for the funds. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies that will become members of Vanguard. The funds' trustees review and approve the amount to be spent annually on distribution activities, as well as the manner and amount to be spent on each fund. The trustees also determine whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group, provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for Vanguard, and that no fund shall incur annual distribution expenses in excess of 0.20 of 1% of its average month-end net assets.

     During the fiscal years ended January 31, 2002, 2003, and 2004, the Funds paid the following approximate amounts of Vanguard's management and administrative (including transfer agency), distribution, and marketing expenses:

================================================================================
FUND                                              2002         2003         2004
--------------------------------------------------------------------------------
Vanguard Dividend Growth Fund               $2,369,000   $1,651,000   $1,799,000
Vanguard Energy Fund                         4,283,000    4,708,000    5,678,000
Vanguard Health Care Fund                   40,628,000   35,546,000   34,985,000
Vanguard Precious Metals and Mining Fund     1,269,000    2,014,000    1,870,000
Vanguard REIT Index Fund                     3,267,000    4,612,000    6,328,000
================================================================================

     INVESTMENT ADVISORY SERVICES. Vanguard provides investment advisory services to the Funds and several other Vanguard funds. These services are provided on an at-cost basis from an experienced investment management staff employed directly by Vanguard.


OFFICERS AND TRUSTEES

The officers of the Funds' manage the day-to-day operations of the Funds' under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds' and choose the Funds' officers. Each trustee serves a Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds'. Each trustee also serves as a director of The Vanguard Group, Inc.

     The following chart shows information for each trustee and executive officer of the Funds'. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                                                                                                                           NUMBER OF
                                                                                                                      VANGUARD FUNDS
                             POSITION(S) HELD         TRUSTEE/OFFICER        PRINCIPAL OCCUPATION(S) DURING              OVERSEEN BY
NAME, YEAR OF BIRTH          WITH FUND                SINCE                  THE PAST FIVE YEARS                             TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
John J. Brennan*             Chairman of the          May, 1987              Chairman of the Board, Chief Executive              129
(1954)                       Board, Chief                                    Officer, and Director(Trustee) of The
                             Executive Officer                               Vanguard Group, Inc. and each of the
                             and Trustee                                     investment companies served by The
                                                                             Vanguard Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis             Trustee                  January, 2001          The Partners of '63 (pro bono ventures in           129
(1937)                                                                       education); Senior Advisor to Greenwich
                                                                             Associates (international business strategy
                                                                             consulting); Successor Trustee of Yale
                                                                             University; Overseer of the Stern School of
                                                                             Business at New York University; Trustee
                                                                             of the Whitehead Institute for
                                                                             Biomedical Research.

Rajiv L. Gupta               Trustee                  December, 2001         Chairman and Chief Executive Officer                129

(1945)                                                                       (since October, 1999), Vice Chairman
                                                                             (January-September, 1999), and Vice
                                                                             President (prior to September 1999) of
                                                                             Rohm and Haas Co. (chemicals); Director
                                                                             of Technitrol, Inc. (electronic components)
                                                                             and AgereSystems (communication components);
                                                                             Board Member of American Chemistry Council;
                                                                             Trustee of Drexel University.
*Officers of the Fund are "Interested persons" as defined in the 1940 Act.

                                                                                                                           NUMBER OF
                                                                                                                      VANGUARD FUNDS
                             POSITION(S) HELD         TRUSTEE/OFFICER        PRINCIPAL OCCUPATION(S) DURING              OVERSEEN BY
NAME, YEAR OF BIRTH          WITH FUND                SINCE                  THE PAST FIVE YEARS                             TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
JoAnn Heffernan Heisen       Trustee                  July, 1998             Vice President, Chief Information Officer, and      129
(1950)                                                                       Member of the Executive Committee of
                                                                             Johnson & Johnson (pharmaceuticals/
                                                                             consumer products); Director of the University
                                                                             Medical Center at Princeton and Women's Research


Burton G. Malkiel            Trustee                  May, 1977              Chemical Bank Chairman's Professor of               127
(1932)                                                                       Economics, Princeton University;  Director of
                                                                             Vanguard Investment Series plc (Irish investment
                                                                             (Ireland) Limited (Irish investment managementfirm)
                                                                             since November, 2001, Prudential Insurance Co. of
                                                                             America,  BKF Capital (investment management),
                                                                             The Jeffrey Co. (holding company), and NeuVis, Inc.
                                                                             (software company).

Alfred M. Rankin, Jr.        Trustee                  January, 1993          Chairman, President, Chief Executive                129
(1941)                                                                       Officer, and Director of NACCO Industries,
                                                                             Inc. (forklift trucks/housewares/lignite);
                                                                             Director of Goodrich Corporporation
                                                                             (industrial products/aircraft systems and
                                                                             services).  Director of the Standard
                                                                             Products Company (supplier for

J. Lawrence Wilson           Trustee                  April, 1985            Retired Chairman and Chief Executive                129
(1936)                                                                       Officer of Rohm and Haas Co. (chemicals);
                                                                             Director of Cummins Inc. (diesel engines),
                                                                             The Mead Corp. (paper products),
                                                                             and AmerisourceBergen Corp.
                                                                             (pharmaceutical distribution); Trustee of
                                                                             Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
R. Gregory Barton*           Secretary                June, 2001             Managing Director and General Counsel               129
(1951)                                                                       of The Vanguard Group, Inc. (since
                                                                             September, 1997); Secretary of The
                                                                             Vanguard Group, Inc. and of each of the
                                                                             investment companies served by The
                                                                             Vanguard Group, Inc. (since June, 2001);
                                                                             Principal of The Vanguard Group, Inc.
                                                                             (prior to September, 1997).

Thomas J. Higgins*           Treasurer                July, 1998             Principal of The Vanguard Group, Inc.;              129
(1957)                                                                       Treasurer of each of the investment
                                                                             companies served by The Vanguard
                                                                             Group, Inc. (since July, 1998).

*Officers of the Fund are "Interested persons" as defined in the 1940 Act.

     Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During 2002 and 2003, Vanguard paid Greenwich subscription fees amounting to less than $250,000. Vanguard's subscription rates are similar to those of other subscribers.

     Board Committees: Each Fund's board has the following committees:

- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each Fund and Vanguard. All independent trustees serve as members of the committee. The committee held four meetings during each Fund's last fiscal year.

- Compensation Committee: This committee oversees the compensation programs established by each Fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held three meetings during each Fund's last fiscal year.

- Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held two meetings during each Fund's last fiscal year.

     The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.


TRUSTEES' OWNERSHIP OF FUND SHARES

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2003. As a group, the funds' trustees and officers own less than 1% of the outstanding shares of each fund.

=======================================================================================
                                                                       AGGREGATE DOLLAR
                                                    DOLLAR RANGE OF   RANGE OF VANGUARD
                                                        FUND SHARES         FUND SHARES
FUND                              NAME OF TRUSTEE  OWNED BY TRUSTEE    OWNED BY TRUSTEE
---------------------------------------------------------------------------------------
VANGUARD DIVIDEND GROWTH FUND     John J. Brennan              None       Over $100,000
                                 Charles D. Ellis              None       Over $100,000
                                   Rajiv L. Gupta              None       Over $100,000
                           JoAnn Heffernan Heisen              None       Over $100,000
                                Burton G. Malkiel              None       Over $100,000
                            Alfred M. Rankin, Jr.              None       Over $100,000
                               J. Lawrence Wilson              None       Over $100,000


VANGUARD ENERGY FUND              John J. Brennan              None       Over $100,000
                                 Charles D. Ellis              None       Over $100,000
                                   Rajiv L. Gupta              None       Over $100,000
                           JoAnn Heffernan Heisen              None       Over $100,000
                                Burton G. Malkiel              None       Over $100,000
                            Alfred M. Rankin, Jr.              None       Over $100,000
                               J. Lawrence Wilson     Over $100,000       Over $100,000


VANGUARD HEALTH CARE FUND         John J. Brennan              None       Over $100,000
                                 Charles D. Ellis              None       Over $100,000
                                   Rajiv L. Gupta              None       Over $100,000
                           JoAnn Heffernan Heisen   $10,001-$50,000       Over $100,000
                                Burton G. Malkiel              None       Over $100,000
                             Alfred M. Rankin Jr.  $50,001-$100,000       Over $100,000
                               J. Lawrence Wilson     Over $100,000       Over $100,000


VANGUARD PRECIOUS METALS AND
  MINING FUND                     John J. Brennan              None       Over $100,000
                                 Charles D. Ellis              None       Over $100,000
                                   Rajiv L. Gupta              None       Over $100,000
                           JoAnn Heffernan Heisen              None       Over $100,000
                                Burton G. Malkiel              None       Over $100,000
                            Alfred M. Rankin, Jr.              None       Over $100,000
                               J. Lawrence Wilson              None       Over $100,000


VANGUARD REIT INDEX FUND          John J. Brennan              None       Over $100,000
                                 Charles D. Ellis              None       Over $100,000
                                   Rajiv L. Gupta              None       Over $100,000
                           JoAnn Heffernan Heisen              None       Over $100,000
                                Burton G. Malkiel   $10,001-$50,000       Over $100,000
                            Alfred M. Rankin, Jr.              None       Over $100,000
                               J. Lawrence Wilson              None       Over $100,000

TRUSTEE COMPENSATION

The same individuals serve as trustees of all Vanguard funds (with one exception, which is noted in the table on page B-22), and each fund pays a proportionate share of the trustees' compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.

     INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

     "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.

     COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

                           VANGUARD SPECIALIZED FUNDS
                          TRUSTEES' COMPENSATION TABLE

                                             PENSION OR
                                             RETIREMENT       ACCRUED ANNUAL   TOTAL COMPENSATION
                        AGGREGATE      BENEFITS ACCRUED           RETIREMENT    FROM ALL VANGUARD
                     COMPENSATION      AS PART OF THESE           BENEFIT AT           FUNDS PAID
TRUSTEE       FROM THESE FUNDS(1)    FUNDS' EXPENSES(1)   JANUARY 1, 2003(2)       TO TRUSTEES(3)
-------------------------------------------------------------------------------------------------
John J. Brennan             None                  None                  None                 None
Charles D. Ellis          $4,376                   N/A                   N/A             $111,000
Rajiv L. Gupta             4,376                   N/A                   N/A              111,000
JoAnn Heffernan Heisen     4,376                  $175                $3,400              111,000
Burton G. Malkiel          4,376                   287                10,500              111,000
Alfred M. Rankin, Jr.      4,376                   212                 5,500              111,000
J. Lawrence Wilson         5,031                   223                 7,800              127,700

--------------------------------------------------------------------------------
(1) The amounts shown in this column are based on the Funds' fiscal year ended January 31, 2004. Each Fund within the Trust is responsible for a proportionate share of these amounts.
(2) Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
(3)The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 118 Vanguard funds (116 in the case of Mr. Malkiel) for the 2003 calendar year.


                          INVESTMENT ADVISORY SERVICES

VANGUARD ENERGY AND HEALTH CARE FUNDS

The Energy and Health Care Funds employ Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, MA 02109, under an investment advisory agreement to manage the investment and reinvestment of the assets of the Energy and Health Care Funds and to continuously review, supervise, and administer each Fund's investment program. Wellington Management discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the Funds.

     Under the investment advisory agreement, the two Funds are required to pay the advisor an aggregate fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the aggregate average month-end net assets of the Funds for the quarter:

            NET ASSETS             RATE
            ----------           ------
            First $500 million    .150%
            Next $500 million     .125
            Next $1 billion       .100
            Next $1 billion       .075
            Over $3 billion       .050

     The advisory fee is based on the total assets of the Funds and is allocated to each Fund based on the relative net assets of each.

     During the fiscal years ended January 31, 2002, 2003, and 2004, the Funds paid the following amounts in advisory fees to Wellington Management. (Note that prior to June 1, 2003, Wellington Management had a single investment advisory agreement with the Energy, Health Care, and Dividend Growth Funds. Wellington Management now has a separate investment advisory agreement with the Dividend Growth Fund.)

      =====================================================
        FUND              2002        2003         2004
        -----------------------------------------------
        Energy        $697,000    $837,000   $1,103,000
        Health Care  8,801,000   9,585,000   10,298,000
     =======================================================

     Description   of  Wellington   Management.   Wellington   Management  is  a
Massachusetts limited liability partnership, of which the following persons are managing partners: Laurie A. Gabriel, Duncan M. McFarland, and John R. Ryan.

VANGUARD DIVIDEND GROWTH FUND

The Dividend Growth Fund employs Wellington Management under an investment advisory agreement to manage the investment and reinvestment of a portion of the assets of the Fund that the Fund's board of trustees determines in its sole discretion to assign to the advisor from time to time (currently the entire
Fund), and to continuously review, supervise, and administer the Fund's investment program. Wellington Management discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the Fund.

     (A) TOTAL QUARTERLY FEE PAYABLE. For services rendered by Wellington Management, the Fund will pay to Wellington Management at the end of each fiscal quarter an amount (the Adjusted Fee) equal to a basic fee (the Basic Fee) plus a performance adjustment amount (the Adjustment Amount), which may be negative, reflecting the investment performance of the Fund relative to the total return of the Russell 1000 Index. The Russell 1000 Index is prepared by the Frank Russell Company (which is not affiliated with the Fund or any of the Fund's affiliates). The Russell 1000 Index is composed of the 1,000 largest U.S. companies (as measured by market capitalization). For purposes of the calculations, both the Basic Fee and the Adjustment Amount will incorporate an asset-based fee (the Asset Fee) that is determined by applying a quarterly rate, calculated based on the following annual percentage rate schedule (shown in (b) below), to the average month-end net assets of the Fund over the applicable time period.


     (B) BASIC FEE FOR THE QUARTER. The Basic Fee for each quarter is calculated by applying a quarterly rate based on the following annual percentage rates to the average month-end net assets of the Wellington Management Portfolio for the quarter.


NET ASSETS           RATE
----------         ------
First $1 billion    .125%
Next $4 billion     .100
Over $5 billion     .080


     (C) PERFORMANCE ADJUSTMENT. The Adjustment Amount is based on the cumulative investment performance of the Wellington Management Portfolio over a trailing 36-month period relative to that of the Russell 1000 Index over the same period. Subject to the transition rules described below, the Adjustment Amount is equal to the product of an adjustment percentage (the Adjustment Percentage) and the Asset Fee as computed over the 36-month period ending with the Relevant Fiscal Quarter (the Relevant 36-Month Period). The Adjustment Percentage will vary based on the investment performance of the Wellington Management Portfolio relative to the investment performance of the Russell 1000 Index as determined for the Relevant 36-Month Period.

     The Adjustment Percentage applies as follows:

=============================================================
CUMULATIVE PERFORMANCE OF THE WELLINGTON
MANAGEMENT PORTFOLIO VS. THE INDEX                ADJUSTMENT
OVER RELEVANT 36-MONTH PERIOD                     PERCENTAGE*
----------------------------------------   ------------------
Less than -6%                              -0.50 X Basic Fee
From -6% up to and including -3%           -0.25 X Basic Fee
Between -3% and +3%                            0 X Basic Fee
From +3% up to and including +6%           +0.25 X Basic Fee
More than +6%                              +0.50 X Basic Fee
=============================================================

---------
* For purposes of applying the Adjustment, the Basic Fee will be calculated based on average month-end net assets over the same time period for which performance is measured.

     (D) PERFORMANCE ADJUSTMENT TRANSITION RULES. The Adjustment Amount will not be fully incorporated into the determination of the Adjusted Fee until the close of the quarter ending July 31, 2006. Until that date, the following transition rules will apply:

     1.  MAY  31,  2003  THROUGH  JANUARY  31,  2004.  Wellington   Management's
compensation was the Basic Fee. No Adjustment Amount was applied during this period.

     2. FEBRUARY 1, 2004 THROUGH JULY 31, 2006. Beginning February 1, 2004, the Adjustment Amount will take effect on a progressive basis with regards to the number of months elapsed between May 31, 2003, and the end of the quarter for which the advisor's fee is being computed. During the period, the Adjustment Amount will be calculated using cumulative performance of the Wellington Management Portfolio and the Index from May 31, 2003, through the end of the applicable quarter. For these purposes, the endpoints and size of the range over which a positive or negative Adjustment Amount applies and the corresponding Adjustment Amount will be multiplied by a fractional time-elapsed adjustment. The fraction will equal the number of months elapsed since May 31, 2003, divided by thirty-six. Example: Assume that the advisor's compensation is being calculated for the quarter ended July 31, 2005, and that the cumulative performance of the Wellington Management Portfolio versus the Index for the applicable period is +5.0%. In this case, an Adjustment Percentage of +36.11% would apply. The following demonstrates the calculation: Calculate the fractional time-elapsed adjustment by dividing 26 months by 36 months (equals 72.22%), then multiply by the endpoints for the range over which the positive or negative Adjustment Amount applies [(26/36) x 3.0% to (26/36) x 6.0% = 2.16% to 4.33%]. Given the Portfolio's cumulative performance of +5.0% is greater than the time-elapsed adjusted range of +2.16% to +4.33%, multiply the fractional time-elapsed adjustment of 72.22% by the corresponding maximum adjustment for the time-elapsed adjusted range of greater than +4.33% or (72.22%)(50.0%) = +36.11%.

     3. ON AND AFTER AUGUST 1, 2006. The Adjustment Amount will be fully operable.

     During the fiscal years ended January 31, 2002, 2003, and 2004, the Dividend Growth Fund paid advisory fees of $456,000, $361,000, and $731,000 respectively, to Wellington Management.

VANGUARD PRECIOUS METALS AND MINING FUND

The Precious Metals and Mining Fund has entered into an investment advisory agreement with M&G Investment Management Limited (M&G) to manage its assets. Under this agreement M&G manages the investment and reinvestment of the assets of the Precious Metals and Mining Fund and continuously reviews, supervises, and administers the Fund's investment program. M&G discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the Fund.

     The Precious Metals and Mining Fund pays M&G a fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the aggregate average month-end net assets of the Fund for the quarter:


NET ASSETS                      RATE
----------                     -----
First $100 million              .30%
Next $150 million               .20
Next $250 million               .15
Next $500 million               .10


     During the fiscal years ended January 31, 2002, 2003, and 2004, the Precious Metals and Mining Fund paid advisory fees of $733,000, $1,003,000, and $1,025,000, respectively, to M&G.

     Description of M&G. M&G is a wholly-owned subsidiary of Prudential plc (an English insurance company not related to The Prudential Insurance Company of America).

VANGUARD REIT INDEX FUND

An experienced  investment  management  staff employed  directly by The Vanguard
Group provides investment advisory services to Vanguard REIT Index Fund on an at-cost basis. During the fiscal years ended January 31, 2002, 2003, and 2004, the Fund incurred expenses for investment advisory services of approximately $19,000, $104,000, and $114,000, respectively.

DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS

Each Fund's current agreement with each advisor is renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated by the Fund without penalty, at any time, (1) either by vote of the board of trustees on sixty (60) days' written notice to the advisor, (2) by a vote of a majority of the Fund's outstanding voting securities, or (3) by the advisor upon ninety (90) days' written notice to the Fund.



BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS


Each Fund's board of trustees oversees the Fund's management and performance on a regular basis. For Vanguard Dividend Growth, Energy, Health Care, and Precious Metals and Mining Funds, which are advised by independent third-party advisory firms unaffiliated with Vanguard (collectively the "Externally-Advised Funds"), the board determines annually whether to approve and renew the Funds' investment advisory arrangements. For Vanguard REIT Index Fund, the board considers annually whether the Fund and its shareholders continue to benefit from the internalized management structure whereby the Fund receives investment management services at cost from Vanguard's Quantitative Equity Group. Vanguard provides the board with monthly, quarterly, and annual analysis of each advisor's performance. In addition, the investment advisors provide the board with quarterly self-evaluations and certain other information the board deems important to evaluate the short- and long-term performance of the advisor of Vanguard Dividend Growth, Energy, Health Care, and Precious Metals and Mining Funds, and the internalized management of Vanguard REIT Index Fund. Each Fund's portfolio managers meet with the board periodically to discuss the management and performance of the Fund.

     When considering whether to renew an investment advisory contract (in the case of the Externally-Advised Funds), or continue the internalized management structure of the Vanguard REIT Index Fund, the board examines several factors, but does not identify any particular factor as controlling their decision. Some of the factors considered by the board include: the nature, extent, and quality of the advisory services provided as well as other material facts, such as the investment performance of the fund's assets managed by the advisor and the fair market value of the services provided. The board reviews and considers the extent to which the advisor has realized or will realize economies of scale as the fund grows. Additional information is provided to the board detailing other sources of revenue to the advisor or its affiliates from its relationship with the fund; intangible or fall-out benefits that accrue to the advisor and its affiliates, if relevant, and the advisor's control of the investment expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

     For the Externally-Advised Funds, the board also takes into account the nature of the fee arrangements, which include breakpoints that decrease the fee rate as the size of the advisor's portfolio increases.

     The board reviews the investment performance of each fund and compares with a peer group of funds and an appropriate index or combination of indexes, in addition to a comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

     After reviewing and considering the factors stated above as they relate to the funds, the board determines whether it would be in the best interests of the respective fund shareholders to renew the investment advisory agreements for each of the Externally-Advised Funds and to continue the internalized management arrangements for the Vanguard REIT Index Fund.

     In its most recent review of each fund's advisory arrangement, the board identified no single factor that controlled the decision. The primary factors underlying the board's determination to renew each fund's advisory arrangements were as follows:


DIVIDEND GROWTH FUND (WELLINGTON MANAGEMENT COMPANY, LLP)


The board considered performance and advisory fee information when determining whether to a continue the Dividend Growth Fund's investment advisory arrangement with Wellington Management Company. Recent performance and advisory fee information follows:


                                                                                      ADVISORY FEES
                           AVERAGE ANNUAL RETURN (BEFORE TAXES)                     EXPRESSED AS AN
                           ------------------------------------                    ANNUAL EFFECTIVE
                        1 YEAR ENDED  5 YEARS ENDED  10 YEARS ENDED     EXPENSE  RATE OF THE FUND'S
                           1/31/2004      1/31/2004      1/31/2004      RATIO    AVERAGE NET ASSETS
                        ------------  -------------  ---------------    -------  ------------------
VANGUARD DIVIDEND
GROWTH FUND                    36.08%         -0.98%         6.26%       0.40%                0.11%
(Investor Shares)
Average Large-Cap Core Fund*   30.96           N/A+           N/A+       1.44                 0.61
Dividend Growth
Spliced Index**                35.65          -2.77            6.14       N/A                  N/A
Russell 1000 Index             35.65          -0.46           10.87       N/A                  N/A

*    Derived from data provided by Lipper Inc.
** The Dividend Growth Spliced Index is based on the Fund's current and former benchmark indexes. Effective December 6, 2002, the Vanguard Utilities Income Fund changed its investment objective and its name to the Vanguard Dividend Growth Fund. The Dividend Growth Spliced Index consists of the former benchmark, a composite of utilities indexes (from the Fund's inception through December 5, 2002) and the Russell 1000 Index (beginning December 6, 2002).
+ It is not relevant to compare the Fund's 5 and 10 year performance record to the Average Large-Cap Core Fund because prior to December 6, 2002 the Fund had a different investment objective and investment strategies.

     The board considered the Fund's short- and long-term performance records, which are disclosed in the table above. The board noted that the Fund outperformed its average peer group fund (derived from data provided by Lipper Inc.) and other appropriate benchmarks.

     The board assessed the advisory fee paid by the Fund and compared it to the average advisory fee for the Fund's peer group. The board took into account the nature of the fee arrangements, which include breakpoints that decrease the fee rate as the size of the advisor's portfolio increases. The board noted that the advisory fee paid to Wellington Management Company was significantly less than that the average advisory fee paid by others in the Fund's Lipper peer group.

     The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the advisor's portfolio on both a short-term and long-term basis. The board found that the portfolio management team had depth and stability, and concluded that the advisor's investment staff and portfolio management process were suitable for the Fund.

     Finally, the board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreement with Wellington Management.


ENERGY FUND (WELLINGTON MANAGEMENT COMPANY, LLP)

The board considered the following performance and advisory fee information when determining whether to a continue the Fund's investment advisory arrangement with Wellington Management Company:




                                                                                      ADVISORY FEES
                           AVERAGE ANNUAL RETURN (BEFORE TAXES)                     EXPRESSED AS AN
                           ------------------------------------                    ANNUAL EFFECTIVE
                        1 YEAR ENDED  5 YEARS ENDED  10 YEARS ENDED     EXPENSE  RATE OF THE FUND'S
                           1/31/2004      1/31/2004      1/31/2004      RATIO    AVERAGE NET ASSETS
                        ------------  -------------  ---------------    -------  ------------------
VANGUARD ENERGY FUND*
(Investor Shares)              36.49%        18.19%          11.96%     0.38%               0.06%
Average Natural Resources
   Fund**                      36.00         14.66            7.42      1.71                0.67
S&P Energy Sector Index        30.59          9.19           11.46       N/A                 N/A
S&P 500 Index                  34.57         -1.02           10.90       N/A                 N/A


* Information about the Fund's Admiral Shares may be found elsewhere in this Statement of Additional Information.
**   Derived from data provided by Lipper Inc.

     The board considered the Fund's short- and long-term performance records, which are disclosed in the table above. The board noted that the performance results for the Fund were strong for the short-term and outstanding over the long-term, as compared with relevant performance standards, including the performance results of the average natural resources fund (derived from data provided by Lipper Inc.) and other appropriate market indexes.

     The board assessed the advisory fee paid by the Fund and compared it to the average advisory fee for the Fund's Lipper peer group. The board also took into account the nature of the fee arrangements, which include breakpoints that decrease the fee rate as the size of the advisor's portfolio increases. The board noted that the advisory fee paid to Wellington Management Company was significantly less that the average advisory fee paid by others in the Fund's Lipper peer group.

     The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the advisor's portfolio on both a short-term and long-term basis. Following the review, the board noted the portfolio management team's depth and stability. The board concluded that the advisor's investment staff and portfolio management process were solid and suitable for the Fund.

     Finally, the board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreement with Wellington Management.


VANGUARD HEALTH CARE FUND (WELLINGTON MANAGEMENT COMPANY, LLP)

The board considered the following performance and advisory fee information when determining whether to a continue the Fund's investment advisory arrangement with Wellington Management Company:



                                                                                      ADVISORY FEES
                           AVERAGE ANNUAL RETURN (BEFORE TAXES)                     EXPRESSED AS AN
                           ------------------------------------                    ANNUAL EFFECTIVE
                        1 YEAR ENDED  5 YEARS ENDED  10 YEARS ENDED     EXPENSE  RATE OF THE FUND'S
                           1/31/2004      1/31/2004      1/31/2004      RATIO    AVERAGE NET ASSETS
                        ------------  -------------  ---------------    -------  ------------------
VANGUARD HEALTH
CARE FUND*                     31.67%         13.00%         20.04%      0.28%            0.06%
(Investor Shares)
Average Health/
Biotechnology Fund**           37.51           8.81          13.67       1.96             0.71
S&P Health Sector Index        18.67           0.90          16.71        N/A              N/A
S&P 500 Index                  34.57          -1.02          10.90        N/A              N/A


* Information about the Fund's Admiral Shares may be found elsewhere in this Statement of Additional Information.
**   Derived from data provided by Lipper Inc.


     The board considered the Fund's short- and long-term performance records, which are disclosed in the table above. The board observed that the performance results for the Fund were outstanding over the long-term, as compared with relevant performance standards, including the performance results of the average health care fund (derived from data provided by Lipper Inc.) and other appropriate market indexes.

     The board assessed the advisory fee paid by the Fund and compared it to the average advisory fee for the Fund's Lipper peer group. The board also took into account the nature of the fee arrangements, which include breakpoints that decrease the fee rate as the size of the advisor's portfolio increases. The board noted that the advisory fee paid to Wellington Management Company and was significantly less that the average advisory fee paid by others in the Fund's Lipper peer group.

     The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the advisor's portfolio on both a short-term and long-term basis. The board noted the portfolio management team's depth and stability, and concluded that the advisor's investment staff and portfolio management process were suitable for the Fund.

     Finally, the board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreement with Wellington Management.


VANGUARD PRECIOUS METALS AND MINING FUND (M&G INVESTMENT MANAGEMENT LIMITED)

The board considered the following performance and advisory fee information when determining whether to a continue the Fund's investment advisory arrangement with M&G Investment Management Limited:


                                                                                      ADVISORY FEES
                           AVERAGE ANNUAL RETURN (BEFORE TAXES)                     EXPRESSED AS AN
                           ------------------------------------                    ANNUAL EFFECTIVE
                        1 YEAR ENDED  5 YEARS ENDED  10 YEARS ENDED     EXPENSE  RATE OF THE FUND'S
                           1/31/2004      1/31/2004      1/31/2004      RATIO    AVERAGE NET ASSETS
                        ------------  -------------  ---------------    -------  ------------------
VANGUARD PRECIOUS
METALS AND MINING FUND        44.07%        22.90%           4.12%        0.55%               0.19%
Average Gold Oriented         40.50         19.43            1.47         1.84                0.66
Fund*
Citigroup World Equity        34.22         20.65            2.50         N/A                  N/A
Gold Index**
S&P 500 Index                 34.57         -1.02           10.90         N/A                  N/A


*    Derived from data provided by Lipper Inc.
** MSCI Gold Mines Index through December 31, 1994, Citigroup World Equity Gold Index thereafter (prior to April 7, 2003, this Index was known as the Salomon Smith Barney World Equity Gold Index).


     The board considered the Fund's short- and long-term performance records, which are disclosed in the table above. The board observed that the performance results for the Fund show that the Fund outperformed (for short- and long-term periods) relevant performance standards, including the performance results of the average gold-oriented fund (derived from data provided by Lipper Inc.) and other appropriate market indexes.

     The board assessed the advisory fee paid by the Fund and compared it to the average advisory fee for the Fund's Lipper peer group. The board also took into account the nature of the fee arrangements, which include breakpoints that decrease the fee rate as the size of the advisor's portfolio increases. The board noted that the advisory fee paid to M&G Investment Management Limited was significantly less that the average advisory fee paid by others in the Fund's Lipper peer group.

     The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the advisor's portfolio on both a short-term and long-term basis. The board noted the portfolio management team's experience and educational background, and concluded that the advisor's investment staff and portfolio management process were suitable for the Fund.

     Finally, the board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreement with Wellington Management.


VANGUARD REIT INDEX FUND (THE VANGUARD GROUP, INC.)


The board considered the following factors when determining whether Vanguard should continue providing internalized investment management services at cost to the Fund:

o    The nature, extent, and quality of the services provided.

o    The investment performance of the Fund's assets managed by Vanguard.

o    The fair market value of the services provided.

o A comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

o Vanguard's control of the operating expenses of the Fund, such as transaction costs, including ways in which portfolio transactions for the Fund are conducted and brokers are selected.

The specific Fund performance and advisory fee information considered by the board included the following:



                                                                                      ADVISORY FEES
                           AVERAGE ANNUAL RETURN (BEFORE TAXES)                     EXPRESSED AS AN
                           ------------------------------------                    ANNUAL EFFECTIVE
                        1 YEAR ENDED  5 YEARS ENDED  10 YEARS ENDED     EXPENSE  RATE OF THE FUND'S
                           1/31/2004      1/31/2004      1/31/2004      RATIO    AVERAGE NET ASSETS
                        ------------  -------------  ---------------    -------  ------------------
VANGUARD REIT INDEX FUND
(Investor Shares)*           45.39%          15.43%          13.10%       0.24%          0.004%
Average Real Estate Fund**   45.46           14.86           12.66++       1.66           0.75
Morgan Stanley REIT Index    46.78           15.73           13.18++        N/A            N/A
Target REIT Composite Index+ 45.69           15.47              N/A         N/A            N/A
Wilshire 5000 Index          38.05            0.14            8.44++        N/A            N/A

* Information about the Fund's Admiral Shares may be found elsewhere in this Statement of Additional Information.
**   Derived from data provided by Lipper Inc.
+ The Target REIT Composite Index consists of the Morgan Stanley REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).
++   Since inception--May 13, 1996--of the REIT Index Fund's Investor Shares.

     The board also considered the Fund's short- and long-term investment performance, which is disclosed in the table above. The board noted that the performance results for the Fund were within expectations as the Fund's performance closely tracked that of the its target index.

     The board concluded that, in the aggregate, the nature, extent, and quality of services provided by Vanguard to the Fund are appropriate and should continue.

     The board assessed the advisory fee paid by the Fund and considered the fair market value of the services provided in light of the fee being paid. The board noted that the fee paid to Vanguard was extraordinarily low.

     Based upon its most recent evaluation of the investment staff, the portfolio management process, the short- and long-term performance, and the at-cost, internalized management arrangements, the board of the Fund determined that it would be in the best interests of the Fund's shareholders to continue its internalized management arrangement.

     Finally, the board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interest of the Fund's shareholders to continue the investment management arrangement with Vanguard.


                             PORTFOLIO TRANSACTIONS

The advisors, pursuant to their agreements with the Funds, are authorized (with the approval of the Funds' board of trustees) to select the brokers or dealers that will execute the purchases and sales of securities for the Funds and are directed to use their best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Funds. Each advisor has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     During the fiscal years ended January 31, 2002, 2003, and 2004, the Funds paid the following amounts in brokerage commissions:

   ===========================================================================
    FUND                                 2002            2003           2004
    -------------------------------------------------------------------------
    Vanguard Dividend Growth Fund    $625,000      $2,120,000       $413,000
    Vanguard Energy Fund              994,000         680,000      2,100,000
    Vanguard Precious Metals and
      Mining Fund                   1,033,000       1,161,000        853,000
    Vanguard Health Care Fund       6,084,000      10,803,000      7,297,000
    Vanguard REIT Index Fund          229,000         591,000        762,000
   ===========================================================================

     Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisors. If such securities are compatible with the investment policies of a Fund and one or more of an advisor's other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by the advisor and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds' board of trustees.

     The agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's board of trustees, the advisors may cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the advisors to the Funds.

     Currently, it is each Fund's policy that each advisor may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. An advisor will only pay such higher commissions if it believes this to be in the best interests of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to an advisor and/or a Fund. However, the Funds have informed the advisors not to pay higher commission rates specifically for the purpose of obtaining research services.

                             PROXY VOTING GUIDELINES

The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated day-to-day oversight of proxy voting to the Proxy Oversight Committee (the Committee), comprised of senior Vanguard officers and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board.

     Our overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments--and those of our fund shareholders--over the long term. While our goal is simple, the proposals we receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. The Board has designed the guidelines to stress Vanguard's role as a fiduciary with responsibility for evaluating each proposal on its merits, based on the particular facts and circumstances as presented. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the funds voting as a block. In some cases, however, funds may vote differently, depending upon the nature and objective of the funds, the composition of their portfolios and other factors.

     The guidelines do not permit Vanguard to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if refraining from voting would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, when the expected cost of voting exceeds the expected benefits of voting, or exercising the vote results in the imposition of trading or other restrictions.

     In evaluating proxy proposals, we consider information from many sources, including the portfolio manager for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund's Board.

     While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment.

I. THE BOARD OF DIRECTORS

A. ELECTION OF DIRECTORS

We believe that good governance starts with a majority-independent board, whose key committees are comprised entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.

     While we will generally support the board's nominees, we will take the following factors into account in determining our vote:

FACTORS FOR APPROVAL                                         FACTORS AGAINST APPROVAL
-----------------------------------------------------------  -----------------------------------------------------------------------
Nominated slate results in board comprised of a majority of  Nominated slate results in board comprised of a majority of non-
independent directors.                                       independent directors.

All members of Audit, Nominating, and Compensation           Audit, Nominating, and/or Compensation committees include non-
committees are independent of management                     independent members.

                                                             Incumbent board member failed to attend at least 75% of meetings in the previous year.

                                                             Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).


B. CONTESTED DIRECTOR ELECTIONS

In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.

C. CLASSIFIED BOARDS

We will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures, in which only part of the board is elected each year.

II. APPROVAL OF INDEPENDENT AUDITORS

We believe that the relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. We will generally support management's recommendation for the ratification of the auditor, except in instances where audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether we believe independence has been compromised.

III. COMPENSATION ISSUES

A. STOCK-BASED COMPENSATION PLANS

We believe that appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, we oppose plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

     An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

     The following factors will be among those considered in evaluating these proposals.

FACTORS FOR APPROVAL                                      FACTORS AGAINST APPROVAL
--------------------------------------------------------  --------------------------------------------------------------------------
Company requires senior executives to hold a minimum      Total potential dilution (including all stock-based plans) exceeds 15% of
amount of company stock (frequently expressed as a        shares outstanding.
multiple of salary).

Company requires stock acquired through option exercise   Annual option grants (for the past year and the past three years) have
to be held for a certain period of time.                  exceeded 2% of shares outstanding.

Compensation program includes performance-vesting         Plan permits repricing or replacement of options without shareholder
awards, indexed options or other performance-linked       approval.
grants.

Concentration of option grants to senior executives is    Plan permits issuance of options with exercise prices below the grant date
limited (indicating that the plan is very broad-based).   market value of the company's stock.

Stock-based compensation is clearly used as a substitute  Plan provides for the issuance of reload options.
for cash in delivering market-competitive total pay.

                                                          Plan contains automatic share replenishment (evergreen) feature.


B. BONUS PLANS

Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the Internal Revenue Code, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.

C. EMPLOYEE STOCK PURCHASE PLANS

We will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan comprise less than 5% of the outstanding shares.

D. EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)

While we believe that executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.

IV. CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

We believe the exercise of shareholder rights, in proportion to economic ownership, to be a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. We believe that, in general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

     Our positions on a number of the most commonly presented issues in this area are as follows:

A. SHAREHOLDER RIGHTS PLANS (POISON PILLS)

A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

     In general, we believe that shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:

FACTORS FOR APPROVAL                                       FACTORS AGAINST APPROVAL
---------------------------------------------------------  ------------------------------------------------------------------------
Plan is relatively short-term (3-5 years).                 Plan is long term (>5 years).

Plan requires shareholder approval for renewal             Renewal of plan is automatic or does not require shareholder approval.

Plan incorporates review by a committee of independent     Ownership trigger is less than 15%.
directors at least every three years (so-called TIDE
provisions).

Plan includes permitted bid/qualified offer feature        Classified board.
(chewable pill) that mandates shareholder vote in certain
situations.

Ownership trigger is reasonable (15-20%)                   Board with limited independence.
highly independent, non-classified board.

B. CUMULATIVE VOTING

We are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.

C. SUPERMAJORITY VOTE REQUIREMENTS

We support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, we will support proposals to remove supermajority requirements and oppose proposals to impose them.

D. RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT

We support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. We will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.

E. CONFIDENTIAL VOTING

We believe that the integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, we support proposals to provide confidential voting.

F. DUAL CLASSES OF STOCK

We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. As such, we will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.

V. CORPORATE AND SOCIAL POLICY ISSUES

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally believe that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which we philosophically agree, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), we will typically abstain from voting on these proposals. This reflects our belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of our investment and we don't view management as responsive to the matter.

VI. VOTING IN FOREIGN MARKETS

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. We will use our votes, where applicable, to advocate for improvements in governance and disclosure by our portfolio companies. We will generally vote on issues presented to shareholders for our foreign holdings consistent with the guidelines described above, except as described below.

     Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.

     The typical costs of voting (e.g., custodian fees, vote agency fees) in foreign markets are substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.

VII. VOTING ON A FUND'S HOLDINGS OF OTHER VANGUARD FUNDS

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

VIII. THE PROXY VOTING GROUP

The Board has delegated the day-to-day function of voting proxies for the funds to the Proxy Voting Group, which the Proxy Oversight Committee oversees. While most votes will be determined through Vanguard's procedures and guidelines, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, in the Board's or the Committee's discretion, such action is warranted.

     The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.

IX. THE PROXY OVERSIGHT COMMITTEE

The Board, including a majority of the independent trustees, appoints the members of the Committee who are principals of Vanguard, and who have the requisite expertise to oversee proxy voting for the Vanguard funds.

     The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse him or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.

     The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the Vanguard funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, in its sole discretion, to be in the best interests of the funds' shareholders. In determining how to apply the Guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.

     The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard's website at www.vanguard.com.

     Beginning August 31, 2004, you may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at http://www.sec.gov.

                             YIELD AND TOTAL RETURNS


The annualized yields of each Fund for the 30-day period ended January 31, 2004, are set forth below:


================================================================================
                                                    SHARE CLASSES
                                    --------------------------------------------
FUND                                INVESTOR         ADMIRAL   INSTITUTIONAL
--------------------------------------------------------------------------------
Vanguard Dividend Growth Fund          1.66%            N/A             N/A
Vanguard Energy Fund                   1.39            1.47%            N/A
Vanguard Health Care Fund              0.76            0.85             N/A
Vanguard Precious and Mining Fund       N/A             N/A             N/A
Vanguard REIT Index Fund*              5.31            5.37            5.40%
================================================================================

*This yield includes some payments that represent a return of capital by the underlying REITs. The amount of the return of capital is determined by each REIT only after its fiscal year ends.

     The average annual total returns (both before and after taxes) of each Fund for the one-, five-, and ten-year periods (or since inception) ended January 31, 2004, are set forth below:

==========================================================================================
                                                  5 YEARS (or since    10 YEARS (or since
                                   1 YEAR ENDED    inception) ENDED      inception) ENDED
INVESTOR SHARES                       1/31/2004           1/31/2004             1/31/2004
------------------------------------------------------------------------------------------
VANGUARD DIVIDEND GROWTH FUND
 Return Before Taxes                     36.08%              -0.98%                 6.26%
 Return After Taxes on Distributions     35.71               -2.74                  4.13
 Return After Taxes on Distributions
  and Sale of Fund Shares                23.88               -1.63                  4.26

VANGUARD ENERGY FUND
 Return Before Taxes                     36.49%              18.19%                11.96%
 Return After Taxes on Distributions     35.64               16.82                 10.58
 Return After Taxes on Distributions
  and Sale of Fund Shares                24.62               15.46                  9.90

VANGUARD HEALTH CARE FUND**
 Return Before Taxes                     31.67%              13.00%                20.04%
 Return After Taxes on Distributions     31.49               11.15                 18.20
 Return After Taxes on Distributions
  and Sale of Fund Shares                20.82               10.48                 17.19

VANGUARD PRECIOUS METALS AND MINING FUND
 Return Before Taxes                     44.07%              22.90%                 4.12%
 Return After Taxes on Distributions     41.62               21.23                  3.08
 Return After Taxes on Distributions
  and Sale of Fund Shares                29.08               19.22                  2.86

VANGUARD REIT INDEX FUND
 Return Before Taxes                     45.39%              15.43%                13.10%
 Return After Taxes on Distributions     42.95               12.99                 10.79
 Return After Taxes on Distributions
  and Sale of Fund Shares                29.29               11.78                  9.93

 *Since Inception: the inception date for the REIT Index Fund Investor Shares was May 13, 1996, and the inception date for the Energy, Health Care, and REIT Index Funds Admiral Shares was November 12, 2001.

**Total return figures reflect the 1% fee assessed on redemptions of shares held for less than five years.

=======================================================================
                                                  5 YEARS (or since
                                   1 YEAR ENDED     inception ENDED
ADMIRAL SHARES                        1/31/2004           1/31/2004
-----------------------------------------------------------------------
VANGUARD ENERGY FUND
 Return Before Taxes                     36.58%              15.39%*

VANGUARD HEALTH CARE FUND**
 Return Before Taxes                     31.80%               7.79%*

VANGUARD REIT INDEX FUND
 Return Before Taxes                     45.57%              22.12%*
========================================================================

 *Since Inception: the inception date for the REIT Index Fund Investor Shares was May 13, 1996, and the inception date for the Energy, Health Care, and REIT Index Funds Admiral Shares was November 12, 2001.
 **Total return figures reflect the 1% fee assessed on redemptions of shares held for less than five years.

     Vanguard REIT Index Fund's Institutional Shares commenced operation on December 2, 2003.


                    INFORMATION ABOUT THE VIPER SHARE CLASS

The REIT Index Fund (The VIPER Fund) offers and issues an exchange-traded class of shares called VIPER Shares. The VIPER Fund issues VIPER Shares in large blocks, known as "Creation Units." To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with Vanguard Marketing Corporation, the Fund's Distributor.

     The VIPER Fund issues Creation Units in kind, in exchange for a basket of stocks that are part of--or soon to be part of--its target index (Deposit Securities). The VIPER Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of stocks that are part of the Fund's portfolio holdings (Redemption Securities). The Deposit Securities and the Redemption Securities will usually, but may not necessarily always, be the same. As part of any creation or redemption transaction, the investor will either pay or receive some cash in addition to the securities, as described more fully below. The VIPER Fund reserves the right to issue Creation Units for cash, rather than in kind, although each has no current intention of doing so.


EXCHANGE LISTING AND TRADING

The VIPER shares have been approved for listing on the . Exchange (the "Exchange") and will trade on the Exchange at market prices that may differ from net asset value.

     There can be no assurance that, in the future, VIPER Shares will continue to meet all of the .'s listing requirements. The . may, but is not required to, delist a Fund's VIPER Shares from listing if: (1) following the initial 12-month period beginning upon the commencement of trading, there are fewer than 50 beneficial owners of the VIPER Shares for 30 or more consecutive trading days;
(2) the value of the target index tracked by each Fund is no longer calculated or available; or (3) such other event shall occur or condition exist that, in the opinion of the ., makes further dealings on the . inadvisable. The . will also delist a Fund's VIPER Shares upon termination of the VIPER Share class.

     As with any stock traded on an exchange, purchases and sales of VIPER Shares will be subject to usual and customary brokerage commissions.


CONVERSIONS AND EXCHANGES

Owners of conventional shares issued by a VIPER Fund (Investor, Admiral, or Institutional Shares) may convert those shares into VIPER Shares of equivalent value of the same fund. Note: Investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into VIPER Shares. Vanguard will impose a charge on conversion transactions and reserves the right, in the future, to limit or terminate the conversion privilege. VIPER Shares, whether acquired through a conversion or purchased in the secondary market, cannot be converted into shares of another class of the same fund.

     Investors that are not Authorized Participants must hold VIPER Shares in a brokerage account. Thus, before converting conventional shares into VIPER Shares, an investor must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into VIPER Shares, an investor must contact his or her broker. The broker may charge a fee, over and above Vanguard's fee, to process a conversion request.

Converting conventional shares into VIPER Shares generally is accomplished as follows. First, after the broker notifies Vanguard of an investor's request to convert, Vanguard will transfer conventional shares from the investor's account with Vanguard to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). At this point, Vanguard will no longer have any record of the investor; his or her ownership of conventional shares and VIPER Shares will be known only to his or her broker. Next, the broker will instruct Vanguard to convert the appropriate amount of conventional shares in its omnibus account into VIPER Shares of equivalent value. These shares will be held in an account at Vanguard in the name of DTC. (DTC will keep track of which VIPER Shares belong to the broker and the broker, in turn, will keep track of which VIPER Shares belong to its customers.) Because DTC is unable to handle fractional shares, only whole shares will be converted. For example, if the investor owned 300.250 conventional shares, and this was equivalent in value to
90.750 VIPER Shares, the DTC account would receive 90 VIPER Shares. Conventional shares worth 0.750 VIPER Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. The broker then could either (i) take certain internal actions necessary to credit the investor's account with 0.750 VIPER Shares rather than 2.481 conventional shares, or (ii) redeem the 2.481 conventional shares at net asset value, in which case the investor would receive cash in lieu of those shares. If the broker chooses to redeem the conventional shares, the investor will realize a gain or loss on the redemption that must be reported on his or her tax return (unless she holds the shares in an IRA or other tax-deferred account). Investors should consult their brokers for information on how the brokers will handle the conversion process, including whether they will impose a fee to process a conversion.

     The conversion process works differently if the investor opts to hold VIPER Shares through an account at Vanguard Brokerage Services/(R)/ (VBS/(R)/). If the investor converts his or her conventional shares to VIPER Shares through VBS, all conventional shares for which she requests conversion will be converted into the equivalent amount of VIPER Shares. Because no fractional shares will have to be sold, the transaction will be 100% tax-free.

     Here are some important points to keep in mind when converting conventional shares of a VIPER Fund into VIPER Shares:

o The conversion transaction is nontaxable except, as applicable, to the limited extent described above.

o The conversion process can take anywhere from several days to several weeks, depending on the broker. Vanguard generally will process conversion requests, once received, on the same or next business day, although processing may take up to three business days depending on when the conversion request is received.

o During the conversion process, the investor will remain fully invested in the Fund's conventional shares, and his or her investment will increase or decrease in value in tandem with the net asset value of those shares.

o During the conversion process, the investor will be able to liquidate all or part of his or her investment by instructing Vanguard or his or her broker (depending on whether his or her shares are held in his or her own account or his or her broker's omnibus account) to redeem his or her conventional shares. After the conversion process is complete, the investor will be able to liquidate all or part of his or her investment by instructing his or her broker to sell his or her VIPER Shares.


BOOK ENTRY ONLY SYSTEM


Vanguard/(R)/ REIT VIPERs(TM) are registered in the name of the DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. DTC is a limited-purpose trust company that was created to hold securities of its participants (the DTC Participants) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers (NASD). Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the Indirect Participants).

     Beneficial ownership of VIPER Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in VIPER Shares (owners of such beneficial interests are referred to herein as Beneficial Owners) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of VIPER Shares.

     The VIPER Fund recognizes DTC or its nominee as the record owner of all VIPER Shares for all purposes. Beneficial Owners of VIPER Shares are not entitled to have VIPER Shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of VIPER Shares.

     Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of the VIPER Shares of the VIPER Fund held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding VIPER Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

     Share distributions shall be made to DTC or its nominee as the registered holder of all VIPER Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in VIPER Shares of the VIPER Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of VIPER Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

     The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such VIPER Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

     DTC may determine to discontinue providing its service with respect to VIPER Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates
representing   ownership  of  VIPER   Shares,   unless  the  Trust  makes  other
arrangements with respect thereto satisfactory to the AMEX (or such other exchange on which VIPER Shares may be listed).


PURCHASE AND ISSUANCE OF VIPER SHARES IN CREATION UNITS

The VIPER Fund issues and sells VIPER Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business Day, of an order in proper form. The VIPER Fund will not issue fractional Creation Units.

     A Business Day is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


FUND DEPOSIT

The consideration for purchase of a Creation Unit from a VIPER Fund generally consists of the in kind deposit of a designated portfolio of equity securities (the Deposit Securities) and an amount of cash (the Cash Component) consisting of a Balancing Amount (described below) and a Transaction Fee (also described below). Together, the Deposit Securities and the Cash Component constitute the Fund Deposit.

     The Balancing Amount is an amount equal to the difference between the net asset value (NAV) of a Creation Unit and the market value of the Deposit Securities (the Deposit Amount). It ensures that the NAV of a Fund Deposit (not including the Transaction Fee) is identical to the NAV of the Creation Unit it is used to purchase. If the Balancing Amount is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), then that amount will be paid by the purchaser to the VIPER Fund in cash. If the Balancing Amount is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), then that amount will be paid by the VIPER Fund to the purchaser in cash (except as offset by the Transaction Fee, described below).

     Vanguard, through the National Securities Clearing Corporation (NSCC) (discussed below), makes available on each Business Day, immediately prior to the opening of business on the . (currently 9:30 a.m., Eastern time), a list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit for each VIPER Fund (based on information at the end of the previous Business Day). The Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a VIPER Fund until such time as the next-announced Fund Deposit composition is made available. Each VIPER Fund reserves the right to accept a nonconforming Fund Deposit.

     The identity and number of shares of the Deposit Securities required for a Fund Deposit may change to reflect rebalancing adjustments and corporate actions by a Fund, or in response to adjustments to the weighting or composition of the component stocks of the relevant target index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash--i.e., a "cash in lieu" amount--to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery, may not be eligible for transfer through the Clearing Process (discussed below), or may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which an Authorized Participant is acting. Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be an expense of the Fund. However, Vanguard may adjust the Transaction Fee (described below) to protect existing shareholders from this expense.

     All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the appropriate VIPER Fund, and the Fund's determination shall be final and binding.


PROCEDURES FOR PURCHASING CREATION UNITS

To be eligible to place orders with the Distributor and to purchase Creation Units from a VIPER Fund, you must be an Authorized Participant, i.e., a DTC Participant that has executed an agreement with the Trust's Distributor governing the purchase and redemption of Creation Units (the Participant Agreement). Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant in order to purchase or redeem a Creation Unit. If your broker is not a DTC Participant or has not executed a Participant Agreement, it will have to place your order through an Authorized Participant, which may result in additional charges to you. For a current list of Authorized Participants, contact the Distributor.

     An Authorized Participant may place an order to purchase (or redeem) Creation Units of a VIPER Fund either (i) through the Continuous Net Settlement
(CNS) clearing processes of NSCC as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such processes being referred to herein as the Clearing Process, or (ii) outside the Clearing Process. To purchase or redeem through the Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. Purchases (and redemptions) of Creation Units cleared through the Clearing Process will be subject to a lower Transaction Fee than those cleared outside the Clearing Process.

     To initiate a purchase order for a Creation Unit, whether through the Clearing Process or outside the Clearing Process, an Authorized Participant must give notice to the Distributor. The order must be in proper form and must be received by the Distributor prior to the closing time of the regular trading session on the NYSE (Closing Time) (ordinarily 4 p.m., Eastern time) to receive that day's NAV. The date on which an order to purchase (or redeem) Creation Units is placed is referred to as the Transmittal Date. Orders must be transmitted by an Authorized Participant by a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participation Agreement.

     Purchase orders effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

     Neither the Trust, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a purchase (or redemption) order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor's phone systems or fax machines were not operating properly.)

     If you are not an Authorized Participant, you must place your purchase order with an Authorized Participant in a form acceptable to such Authorized Participant. In addition, the Authorized Participant may request that you make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash when required. You should afford sufficient time to permit proper submission of the order by the Authorized Participant to the Distributor prior to Closing Time on the Transmittal Date.


PLACEMENT OF PURCHASE ORDERS USING CLEARING PROCESS

For purchase orders placed through the Clearing Process, the Authorized Participant Agreement authorizes the Distributor to transmit through the Transfer Agent or Index Receipt Agent to NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant's purchase order. Pursuant to such trade instructions to NSCC, the Authorized Participant agrees to deliver the requisite Deposit Securities and the Cash Component to the appropriate VIPER Fund, together with such additional information as may be required by the Distributor.

     An order to purchase Creation Units through the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund next determined on that day. An order to purchase Creation Units through the Clearing Process made in proper form but received after Closing Time on the Transmittal Date will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on that day. The Deposit Securities and the Cash Component will be transferred by the third NSCC Business Day following the date on which the purchase request is deemed received.


PLACEMENT OF PURCHASE ORDERS OUTSIDE CLEARING PROCESS

An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through DTC. An order to purchase Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. If a Fund's custodian does not receive the Deposit Securities and Cash Component by the settlement date (T+3 unless otherwise agreed), the Fund shall be entitled to cancel the purchase order and/or charge the purchaser for any costs (including investment losses, attorney's fees, and interest) sustained by the Fund as a result of the late delivery or failure to deliver.

     The VIPER Fund may issue Creation Units to a purchaser before receiving some or all of the Deposit Securities if the purchaser deposits, in addition to the available Deposit Securities and the Cash Component, an additional cash deposit in an amount determined by the Fund.


REJECTION OF PURCHASE ORDERS

The VIPER Fund reserves the absolute right to reject a purchase order transmitted to it by the Distributor. By way of example, and not limitation, the VIPER Fund will reject a purchase order if:

o    the order is not in proper form;

o the investor(s), upon obtaining the VIPER Shares ordered, would own 80% or more of the total combined voting power of all classes of stock issued by the Fund;

o the Deposit Securities delivered are not as disseminated through the facilities of the . for that date by the Custodian, as described above;

o acceptance of the Deposit Securities would have certain adverse tax consequences to the VIPER Fund;

o acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful;

o acceptance of the Fund Deposit would otherwise, in the discretion of the VIPER Fund or Vanguard, have an adverse effect on the Fund or any of its shareholders; or

o circumstances outside the control of the VIPER Fund, the Transfer Agent, the Custodian, the Distributor, and Vanguard make it for all practical purposes impossible to process the order. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, Vanguard, the Distributor, DTC, NSCC, or any other participant in the purchase process, and similar extraordinary events.

     The Distributor shall notify the prospective purchaser of a Creation Unit, and/or the Authorized Participant acting on the purchaser's behalf, of its rejection of the purchaser's order. The VIPER Fund, the Transfer Agent, the Custodian, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of a Fund Deposit, nor shall any of them incur any liability for the failure to give any such notification.


TRANSACTION FEE ON PURCHASES OF CREATION UNITS


The VIPER Fund imposes a transaction fee (payable to the Fund) to compensate the Fund for the transfer and other transaction costs associated with the issuance of Creation Units. For purchases effected through the Clearing Process, the transaction fee is $1,000, regardless of how many Creation Units are purchased. An additional charge of up to $1,000 may be imposed for purchases effected outside the Clearing Process.


     When the VIPER Fund permits a purchaser to substitute cash in lieu of depositing one or more Deposit Securities, the purchaser will be assessed an additional variable charge on the "cash in lieu" portion of its investment. The amount of this variable charge shall be determined by the Fund in its sole discretion, but shall not be more than is reasonably needed to compensate the Fund for the brokerage costs associated with purchasing the relevant Deposit Securities and, if applicable, the estimated market impact costs of purchasing such securities.


REDEMPTION OF VIPER SHARES IN CREATION UNITS

VIPER Shares may be redeemed only in Creation Units; the VIPER Fund will not redeem VIPER Shares tendered in less than Creation Unit-size aggregations. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of VIPER Shares to constitute a redeemable Creation Unit. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Redemption requests in good order will receive the NAV next determined after the request is made.

     An investor tendering a Creation Unit generally will receive redemption proceeds consisting of (1) a basket of Redemption Securities, plus (2) a Cash Redemption Amount equal to the difference between (x) the NAV of the Creation Unit being redeemed, as next determined after receipt of a request in proper form, and (y) the value of the Redemption Securities, less (3) a Redemption Transaction Fee (described below). If the Redemption Securities have a value greater then the NAV of a Creation Unit, the redeeming investor would pay the Cash Redemption Amount to the Fund, rather than receiving such amount from the Fund.

     Vanguard, through the NSCC, makes available immediately prior to the opening of business on the . (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Redemption Securities that will be used (subject to possible amendment or correction) to satisfy redemption requests received in proper form (as defined below) on that day. The basket of Redemption Securities provided to an investor redeeming a Creation Unit may not be identical to the basket of Deposit Securities required of a investor purchasing a Creation Unit. If the VIPER Fund and a redeeming investor mutually agree, the VIPER Fund may provide the investor with a basket of Redemption Securities that differs from the composition of the redemption basket published through NSCC.


TRANSACTION FEES ON REDEMPTIONS OF CREATION UNITS

The VIPER Fund imposes a transaction fee (payable to the Fund) to compensate the Funds for the transfer and other transaction costs associated with the redemption of Creation Units. For redemptions effected through the Clearing Process, the transaction fee is $5,500, regardless of how many Creation Units are redeemed. An additional charge of up to $5,500 may be imposed for redemptions effected outside the Clearing Process.

     When a VIPER Fund permits a redeeming investor to receive cash in lieu of one or more Redemption Securities, the investor will be assessed an additional variable charge on the "cash in lieu" portion of its redemption. The amount of this variable charge shall be determined by the VIPER Fund in its sole discretion, but shall not be more than is reasonably needed to compensate the Fund for the brokerage costs associated with selling portfolio securities to raise the necessary cash and, if applicable, the estimated market impact costs of selling such securities.


PLACEMENT OF REDEMPTION ORDERS USING CLEARING PROCESS

An order to redeem Creation Units through the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund next determined on that day. An order to redeem Creation Units through the Clearing Process made in proper form but received by a Fund after Closing Time on the Transmittal Date will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on that day. The Redemption Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which the redemption request is deemed received.


PLACEMENT OF REDEMPTION ORDERS OUTSIDE CLEARING PROCESS

An Authorized Participant that wishes to place an order to redeem a Creation Unit outside the Clearing Process must state that it is not using the Clearing Process and that redemption instead will be effected through a transfer of VIPER Shares directly through DTC. An order to redeem a Creation Unit of a VIPER Fund outside the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Fund's Transfer Agent prior to the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. If the Fund's custodian does not receive the required number of VIPER Shares from the redeeming investor by the settlement date (T+3 unless otherwise agreed), the Fund shall be entitled to charge the redeeming investor for any costs (including investment losses, attorney's fees, and interest) sustained by the Fund as a result of the late delivery or failure to deliver.

     After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the Redemption Securities and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

     The calculation of the value of the Redemption Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under "Calculation of Net Asset Value," computed on the Business Day on which a redemption order is deemed received by the Transfer Agent. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by an Authorized Participant prior to the Closing Time on the Transmittal Date, then the value of the Redemption Securities and the Cash Redemption Amount will be determined by the Custodian on such Transmittal Date.

     The VIPER Fund reserves the right, in its sole discretion, to require or permit a redeeming investor to receive its redemption proceeds in cash. In such cases, the investor would receive a cash payment equal to the net asset value of its VIPER Shares based on the NAV of those shares next determined after the redemption request is received in proper form (minus a transaction fee, including a charge for cash redemptions, described above).

     If a redeeming investor (or an Authorized Participant through which it is acting) is subject to a legal restriction with respect to a particular stock included in the basket of Redemption Securities, such investor may be paid an equivalent amount of cash in lieu of the stock. In addition, each VIPER Fund reserves the right to redeem Creation Units partially for cash to the extent that the Fund could not lawfully deliver one or more Redemption Securities or could not do so without first registering such securities under federal or state law.

                              FINANCIAL STATEMENTS

Each Fund's Financial Statements for the fiscal year ended January 31, 2004, appearing in the Funds' 2004 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' Annual and Semiannual Reports to Shareholders, which may be obtained without charge.

                                                                   SAI051 092004

                                     PART C

                           VANGUARD SPECIALIZED FUNDS
                               OTHER INFORMATION


ITEM 23. EXHIBITS


(a) Declaration of Trust, filed on October 7, 2002, Post-Effective Amendment No. 37, is hereby incorporated by reference.
(b)    By-Laws, filed on July 30, 2004, is hereby incorporated by reference.
(c) Instruments Defining Rights of Security Holders, Reference is made to Articles III and V of the Registrant's Declaration of Trust.
(d)    Investment Advisory Contracts,  for M&G Investment Management Limited
       filed on  December  2,  2002,   Post-Effective   Amendment  No.  39,
       and for Wellington Management Company, LLP filed on May 20, 2003, Post-ffective Amendment No. 41, are hereby incorporated by reference.
(e)    Underwriting Contracts, Not applicable.
(f) Bonus or Profit Sharing Contracts, Reference is made to the section entitled "Management of the Funds" in the Registrant's Statement of Additional Information.
(g) Custodian Agreements, filed on December 2, 2002, Post-Effective Amendment No. 39 for Citibank, N.A.; is hereby incorporated by reference. Filed herewith for JP Morgan Chase Bank.
(h) Other Material Contracts, Amended and Restated Funds' Service Agreement, filed on October 7, 2002, Post-Effective Amendment No. 37, is hereby incorporated by reference.
(i)    Legal Opinion, Not Applicable.
(j)    Consent  of  an  Independent   Registered  Public  Accounting  Firm,
       filed herewith.
(k)    Omitted Financial Statements, Not Applicable.
(l)    Initial Capital Agreements, Not Applicable.
(m)    Rule 12(b)-1 Plan, Not Applicable
(n) Rule 18f-3 Plan, filed on July 30, 2004, is hereby incorporated by reference.
(o)    "Reserved".
(p) Code of Ethics, filed on March 24, 2004, Post-Effective Amendment No. 45, for The Vanguard Group, Inc.; and filed on May 23, 2000, Post-Effective Amendment No. 28, for M&G Investment Management Limited; are hereby incorporated by reference. File herewith for Wellington Management Company, LLP.



ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person.


ITEM 25. INDEMNIFICATION

The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. However, this provision does not cover any liability to which a Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Registrant.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Wellington Management Company, LLP (Wellington Management) is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this Item 26 of officers and partners of Wellington Management, together with any information as to any business, profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference from Schedules B and D of form ADV filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-15908).

     M&G Investment Management Limited (new M&G) is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of M&G, together with any information as to any business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by M&G pursuant to the Advisers Act (SEC File No. 801-21981).

     The Vanguard Group, Inc. (Vanguard) is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Vanguard, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).


ITEM 27. PRINCIPAL UNDERWRITERS

(a)    Not Applicable
(b)    Not Applicable
(c)    Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


The books, accounts, and other documents required to be maintained by Section 31
(a) of the Investment Company Act and the rules promulgated thereunder will be maintained at the offices of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355; and
the Registrant's  Custodians,   Citibank, N.A., 111 Wall Street, New York, NY
11245, and The Chase Manhattan Bank, N.A., 4 Chase MetroTech Center, Brooklyn, New York 11245.



ITEM 29. MANAGEMENT SERVICES

Other than as set forth under the description of The Vanguard Group in Part B of
this   Registration   Statement,   the   Registrant   is  not  a  party  to  any
management-related service contract.


ITEM 30. UNDERTAKINGS

Not Applicable

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act fo 1933 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 21st day of September, 2004.


                                           VANGUARD SPECIALIZED FUNDS

                                   BY:_____________(signature)________________

                                                  (HEIDI STAM)
                                                JOHN J. BRENNAN*
                                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

--------------------------------------------------------------------------------
         SIGNATURES                       TITLE
By:----------------------------President, Chairman, Chief     SEPTEMBER 21, 2004
      /S/ JOHN J. BRENNAN      Executive Officer, and Trustee
           (Heidi Stam)
          John J. Brennan*
By:----------------------------Trustee                        SEPTEMBER 21, 2004
      /S/ CHARLES D. ELLIS
           (Heidi Stam)
          Charles D. Ellis*
By:----------------------------Trustee                        SEPTEMBER 21, 2004
       /S/ RAJIV L. GUPTA
            (Heidi Stam)
           RAJIV L. GUPTA*
By:----------------------------Trustee                        SEPTEMBER 21, 2004
    /S/ JOANN HEFFERNAN HEISEN
           (Heidi Stam)
        JoAnn Heffernan Heisen*
By:----------------------------Trustee                        SEPTEMBER 21, 2004
       /S/ BURTON G. MALKIEL
            (Heidi Stam)
           Burton G. Malkiel*
By:----------------------------Trustee                        SEPTEMBER 21, 2004
    /S/ ALFRED M. RANKIN, JR.
         (Heidi Stam)
        Alfred M. Rankin, Jr.*
By:----------------------------Trustee                        SEPTEMBER 21, 2004
     /S/ J. LAWRENCE WILSON
           (Heidi Stam)
         J. Lawrence Wilson*
By:----------------------------Treasurer, Principal Financial SEPTEMBER 21, 2004
     /S/ THOMAS J. HIGGINS     Officer, and Principal
          (Heidi Stam)         Accounting Officer
         Thomas J. Higgins*


*By Power of Attorney. For Charles D. Ellis, see File Number 33-19446, filed on
 January 31, 2003; for all other trustees and officers, see File number 2-57689, filed on December 26, 2002. Incorporated by Reference.

                                INDEX TO EXHIBITS



Custodian Agreements................................................... Ex-99.G
Consent of an Independent Registered Public Accounting Firm............ Ex-99.J
Code of Ethics......................................................... Ex-99.P